                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-4133

                  RIVERSOURCE STRATEGIC ALLOCATION SERIES, INC.
               (Exact name of registrant as specified in charter)

         50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
               (Address of principal executive offices) (Zip code)

   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (612) 671-1947

Date of fiscal year end: 9/30

Date of reporting period: 9/30

Annual Report
and Prospectus
                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE
STRATEGIC ALLOCATION FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
SEPTEMBER 30, 2008
(Prospectus also enclosed)

RIVERSOURCE STRATEGIC ALLOCATION FUND SEEKS TO
PROVIDE SHAREHOLDERS MAXIMUM TOTAL RETURN THROUGH A
COMBINATION OF GROWTH OF CAPITAL AND CURRENT INCOME.


This annual report includes a prospectus that
describes in detail the Fund's objective,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you          (ADVICE-BUILT(SM) SOLUTIONS
invest or send money.                                                   ICON)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    3

Manager Commentary.................    7

The Fund's Long-term Performance...   18

Fund Expenses Example..............   21

Portfolio of Investments...........   24

Statement of Assets and
  Liabilities......................   49

Statement of Operations............   51

Statements of Changes in Net
  Assets...........................   53

Financial Highlights...............   55

Notes to Financial Statements......   63

Report of Independent Registered
  Public Accounting Firm...........   81

Federal Income Tax Information.....   83

Board Members and Officers.........   84

Approval of Investment Management
  Services Agreement...............   89

Proxy Voting.......................   91



                     (DALBAR LOGO)

The RiverSource mutual fund shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The
Seal recognizes communications demonstrating a level of excellence in the industry.


--------------------------------------------------------------------------------
2  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Strategic Allocation Fund (the Fund) Class A shares declined
  20.90% (excluding sales charge) for the 12 months ended Sept. 30, 2008.

> The Fund outperformed the 21.98% decrease of the broad-based S&P 500 Index, and the 30.13% decrease in the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index, and underperformed the 3.65% increase of the Lehman Brothers Aggregate Bond Index during the same period.

> The Blended Index, which is composed of 60% S&P 500 Index and 40% Lehman Index
  (Blended Index without MSCI EAFE), declined 12.29% during the same time period. Effective Oct. 1, 2008, the Fund began comparing its performance to a new Blended Index, which is composed of 45% S&P 500 Index, 15% MSCI EAFE Index and 40% Lehman Brothers Aggregate Bond Index (Blended Index with MSCI EAFE), which declined 13.64% during the same period. The Fund's investment manager made the change to more closely reflect the investment style used in the Fund, which has consistently maintained an international component.

> The Fund also underperformed the Lipper Flexible Portfolio Funds Index, representing the Fund's peer group, which fell 15.68%.


--------------------------------------------------------------------------------
                  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------


ANNUALIZED TOTAL RETURNS (for period ended Sept. 30, 2008)
--------------------------------------------------------------------------------


                                   1 year  3 years  5 years  10 years
---------------------------------------------------------------------
RiverSource Strategic Allocation
  Fund Class A (excluding sales
  charge)                         -20.90%   +0.84%   +5.90%   +3.87%
---------------------------------------------------------------------
S&P 500 Index (unmanaged)         -21.98%   +0.22%   +5.17%   +3.06%
---------------------------------------------------------------------
MSCI EAFE Index (unmanaged)       -30.13%   +1.58%  +10.16%   +5.42%
---------------------------------------------------------------------
Lehman Brothers Aggregate Bond
  Index (unmanaged)                +3.65%   +4.15%   +3.78%   +5.20%
---------------------------------------------------------------------
Blended Index without MSCI EAFE
  (unmanaged)                     -12.29%   +1.94%   +4.76%   +4.21%
---------------------------------------------------------------------
Blended Index with MSCI EAFE
  (unmanaged)                     -13.64%   +2.20%   +5.54%   +4.59%
---------------------------------------------------------------------
Lipper Flexible Portfolio Funds
  Index                           -15.68%   +2.10%   +5.84%   +3.89%
---------------------------------------------------------------------


(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
4  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
           X              LARGE
           X              MEDIUM   SIZE
           X              SMALL



        DURATION
SHORT    INT.     LONG
           X              HIGH
           X              MEDIUM   QUALITY
           X              LOW



Shading within the style matrix indicates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.



ANNUAL OPERATING EXPENSE RATIO
(as of the current prospectus)
--------------------------------------------------------------------------------

                                       Net Fund and
                                      Acquired Fund
                Total                    Fees and
              Expenses  Net Expenses   Expenses(a)
---------------------------------------------------
Class A         1.02%       1.02%         1.04%
---------------------------------------------------
Class B         1.78%       1.78%         1.80%
---------------------------------------------------

Class C         1.77%       1.77%         1.79%
---------------------------------------------------

Class I         0.63%       0.63%         0.65%
---------------------------------------------------

Class R2        1.45%       1.45%         1.47%
---------------------------------------------------

Class R3        1.20%       1.20%         1.22%
---------------------------------------------------

Class R4        0.93%       0.90%(b)      0.92%
---------------------------------------------------
Class R5        0.70%       0.70%         0.72%
---------------------------------------------------



(a) In addition to the Fund's total annual operating expenses that the Fund bears directly, the Fund's shareholders indirectly bear the expenses of acquired funds in which the Fund invests. The Fund's "Acquired fund fees and expenses," based on its investment in the acquired funds, is 0.02% for the year ended Sept. 30, 2008.
(b) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Sept. 30, 2009, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment (that decreased the management fee by 0.06% during the fiscal year ended Sept. 30, 2008), will not exceed 0.96% for Class R4.

Investments in small-capitalization companies involve greater risks and volatility than investments in larger, more established companies.

There are risks associated with fixed income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is more pronounced for longer-term securities. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, have more volatile prices and carry more risk to principal and income than investment grade securities.

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets.


--------------------------------------------------------------------------------
                  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT  5

YOUR FUND AT A GLANCE (continued) ----------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT SEPT. 30, 2008
                                                                    SINCE
Without sales charge         1 YEAR  3 YEARS  5 YEARS  10 YEARS  INCEPTION*
Class A (inception
  1/23/85)                  -20.90%   +0.84%   +5.90%   +3.87%       N/A
---------------------------------------------------------------------------
Class B (inception
  3/20/95)                  -21.50%   +0.07%   +5.08%   +3.07%       N/A
---------------------------------------------------------------------------
Class C (inception
  6/26/00)                  -21.47%   +0.07%   +5.10%     N/A      +1.05%
---------------------------------------------------------------------------
Class I (inception
  12/11/06)                 -20.60%     N/A      N/A      N/A      -6.91%
---------------------------------------------------------------------------
Class R2 (inception
  12/11/06)                 -20.93%     N/A      N/A      N/A      -7.44%
---------------------------------------------------------------------------
Class R3 (inception
  12/11/06)                 -20.72%     N/A      N/A      N/A      -7.21%
---------------------------------------------------------------------------
Class R4 (inception
  3/20/95)                  -20.71%   +1.01%   +6.08%   +4.04%       N/A
---------------------------------------------------------------------------
Class R5 (inception
  12/11/06)                 -20.66%     N/A      N/A      N/A      -6.97%
---------------------------------------------------------------------------

With sales charge
Class A (inception
  1/23/85)                  -25.45%   -1.14%   +4.66%   +3.33%       N/A
---------------------------------------------------------------------------
Class B (inception
  3/20/95)                  -25.14%   -1.16%   +4.75%   +3.07%       N/A
---------------------------------------------------------------------------
Class C (inception
  6/26/00)                  -22.20%   +0.07%   +5.10%     N/A      +1.05%
---------------------------------------------------------------------------



Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R2, Class R3, Class R4 and Class R5 shares. Class I, Class R2, Class R3, Class R4 and Class R5 are available to institutional investors only.

* For classes with less than 10 years performance.


--------------------------------------------------------------------------------
6  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

Dear Shareholders,

Effective Nov. 17, 2008, Scott Schroepfer and Todd White have joined Jamie Jackson and Tom Murphy in managing the fixed income portion of the Fund.

RiverSource Strategic Allocation Fund (the Fund) Class A shares declined 20.90% (excluding sales charge) for the 12 months ended Sept. 30, 2008. The Fund outperformed the 21.98% decrease of the broad-based S&P 500 Index (S&P 500), an unmanaged group of large company stocks, but underperformed the 3.65% increase of the Lehman Brothers Aggregate Bond Index (Lehman Index), an unmanaged index representing U.S. taxable investment-grade bonds, during the same period. The Fund also underperformed the Lipper Flexible Portfolio Funds Index, representing the Fund's peer group, which fell 15.68%. The Blended Index without MSCI EAFE (the Blended Index), which is composed of 60% S&P 500 Index and 40% Lehman Index, declined 12.29% during the same time period.

SIGNIFICANT PERFORMANCE FACTORS
Financial markets globally struggled during the annual period given the intensifying credit crisis, further downdrafts in the U.S. housing market, and uncertainty surrounding the impact a U.S. economic slowdown could have on international economies. Investors also faced soaring energy prices, unemployment and inflation for most of the annual period. In an effort to prop up the slumping economy and stabilize the financial markets, the U.S. Federal Reserve Board (the Fed) cut the targeted federal funds rate by a dramatic 275 basis points, or 2.75%, bringing it to 2.00% by the end of April 2008.

--------------------------------------------------------------------------------
                  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------


ASSET ALLOCATION & SECTOR DIVERSIFICATION(1)
(at Sept. 30, 2008; % of portfolio assets)

---------------------------------------------------------------------

STOCKS                                     59.3%
------------------------------------------------
Consumer Discretionary                      6.8%
------------------------------------------------
Consumer Staples                            5.4%
------------------------------------------------
Energy                                      8.7%
------------------------------------------------
Financials                                 13.3%
------------------------------------------------
Health Care                                 9.0%
------------------------------------------------
Industrials                                 4.4%
------------------------------------------------
Information Technology                      5.1%
------------------------------------------------
Materials                                   4.1%
------------------------------------------------
Telecommunication Services                  1.2%
------------------------------------------------
Utilities                                   1.3%
------------------------------------------------

BONDS                                      34.6%
------------------------------------------------
Asset-Backed                                0.3%
------------------------------------------------
Commercial Mortgage-Backed                  2.6%
------------------------------------------------
Consumer Discretionary                      0.6%
------------------------------------------------
Consumer Staples                            0.3%
------------------------------------------------
Energy                                      0.4%
------------------------------------------------
Financials                                  0.8%
------------------------------------------------
Foreign Government                          8.7%
------------------------------------------------
Industrials                                 0.3%
------------------------------------------------
Mortgage-Backed                             6.9%
------------------------------------------------
Telecommunication                           1.4%
------------------------------------------------
U.S. Government Obligations & Agencies     11.2%
------------------------------------------------
Utilities                                   1.1%
------------------------------------------------


CASH & CASH EQUIVALENTS(2)                  6.1%
------------------------------------------------


(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.
(2) Of the 6.1%, 0.2% is due to security lending activity and 5.9% is the Fund's cash equivalent position.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


--------------------------------------------------------------------------------
8  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


The government also passed an economic stimulus package. Despite all of these efforts, the markets continued to experience high volatility and downward pressures on stock and commodity prices during the summer. In September, the markets were roiled by Lehman Brothers and Washington Mutual filing for bankruptcy as well as by the government taking control of mortgage giants Fannie Mae and Freddie Mac and providing an emergency loan to save insurer AIG. Just days after the end of the annual period, a $700 billion bailout package was passed by Congress in an effort to jumpstart the credit markets and provide some stability for the economy.

Given these macroeconomic conditions, U.S. and international equities experienced both a sizable correction and heightened volatility during the annual period. Fixed income fared somewhat better, generating positive returns due primarily to the performance of higher quality sectors such as U.S. Treasuries, which led the way as investors sought relative safety.

Asset allocation was the primary reason for the Fund's underperformance vs. the Blended Index. The Fund's modest exposure to U.S. large-cap

TOP TEN HOLDINGS (at Sept. 30, 2008; % of portfolio assets)
---------------------------------------------------------------------

Johnson & Johnson                           2.4%
------------------------------------------------
Pfizer                                      2.4%
------------------------------------------------
Chevron                                     1.9%
------------------------------------------------
Wal-Mart Stores                             1.8%
------------------------------------------------
Citigroup                                   1.7%
------------------------------------------------
Occidental Petroleum                        1.3%
------------------------------------------------
U.S. Treasury
  6.00% 2026                                1.2%
------------------------------------------------
Home Depot                                  1.2%
------------------------------------------------
Monsanto                                    1.2%
------------------------------------------------
U.S. Treasury Inflation-Indexed Bond
  3.38% 2012                                1.1%
------------------------------------------------



For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
                  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------



equities helped boost results relative to the Blended Index during the period. However, having only a modest exposure to fixed income and a more sizable allocation to international equities detracted from performance. This is not surprising since the Lehman Index outpaced the S&P 500 for the annual period, and the MSCI EAFE Index, which measures international equities, underperformed the S&P 500 for the same time frame. To a lesser degree, given their smaller allocations within the Fund, exposure to U.S. small-cap and mid-cap equities and to emerging market equities detracted as well. Security selection decisions within each of the asset classes further detracted, as all of the Fund's sub-portfolios underperformed their respective benchmark indexes during the period.

During the period, the Fund's performance was also driven by the selection of U.S. and international stocks using the Fund's quantitative models that we use in pursuit of style diversification.

  > Within the U.S. large-cap equity sub-portfolio, the momentum and quality models outperformed the S&P 500 for the annual period, although not enough to completely offset the underperformance of the value model.

  > Within the U.S. small- and mid-cap equity sub-portfolio, two quantitative models were used during the period. Strong performance in the value model did not offset the disappointing results produced by its momentum model.

  > Within the international large-cap sub-portfolio, performance was driven by the selection of stocks using the value, momentum and quality models, each modified from the models used for U.S. large-cap stocks based on international market-specific characteristics. For the reporting period, all three of the quantitative models underperformed, with the quality and value models performing similarly to each other and almost twice as poorly as the momentum model.

It is important to remember that the models we use have generally taken turns in leading performance in each of the U.S. and international equity

--------------------------------------------------------------------------------
10  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------



sub-portfolios, demonstrating the advantages of employing style diversification.

Within the U.S. large-cap equity sub-portfolio, our quantitative models led to various sector weightings that, together, contributed positively to results. Sizable allocations to energy and health care helped the sub-portfolio's results. So, too, did modest allocations to industrials and information technology. Security selection within several sectors, including, information technology, materials, industrials, consumer staples, telecommunications and utilities helped as well. Positions in energy company SCHLUMBERGER, mining and metals company FREEPORT MCMORAN COPPER & GOLD, pharmaceutical giant JOHNSON & JOHNSON, discount retail leader WAL-MART STORES, and computer manufacturer APPLE particularly helped the Fund's performance. Detracting from Fund results were a significant exposure to financials, which lagged, and having only a small allocation to consumer staples, which performed comparatively well. Security selection in financials, energy, consumer discretionary and health care also hurt. Positions in FANNIE MAE, FREDDIE MAC, CITIGROUP, MORGAN STANLEY and PFIZER disappointed most.

Within the U.S. small- and mid-cap equity sub-portfolio, sector positioning in financials, information technology and materials helped most. Security selection within energy, materials and telecommunication services also boosted Fund results. Leading securities for the period included CLEVELAND-CLIFFS, ALPHA NATURAL RESOURCES, CF INDUSTRIES, HELMERICH & PAYNE and CIMAREX ENERGY. On the other hand, these positives were outweighed by the detracting effects of positioning in utilities, consumer discretionary and health care and weak security selection in industrials, financials and consumer staples. Also, a bias toward the cheapest price/earnings stocks and toward the smallest stocks within the investment universe during the period hurt performance. Lagging securities included PMI GROUP, FIRST MARBLEHEAD, FRONTIER OIL, UAL and ASHLAND.


--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT  11

MANAGER COMMENTARY (continued) -------------------------------------------------


Within the international large-cap sub-portfolio, stock selection within the Pacific excluding Japan, Japan, Germany, Denmark and Italy contributed to the Fund's results as did having sizable allocations to Europe overall. Security selection in information technology, consumer discretionary and industrials helped the Fund's results as did having a sizable allocation to energy and only a moderate exposure to industrials. Individual positions in HONDA MOTOR, VOLKSWAGEN, BNP PARIBAS, HITACHI and ROYAL DUTCH SHELL helped the Fund's performance most. Detracting from the sub-portfolio's performance were poor stock selection in the United Kingdom, France and Finland, having only a modest exposure to Japan, and having a more sizable allocation to Finland. ROYAL BANK OF SCOTLAND, HBOS GROUP, RIO TINTO, NOKIA and DAIMLER were the greatest individual stock detractors during the period.

Effective issue selection within the investment grade corporate bond sector contributed positively to Fund results. In particular, having only modest exposure to the financials and consumer cyclicals areas of the market and more sizable allocations to consumer non-cyclicals, utilities and energy helped.

Within the fixed income portion of the Fund's portfolio, sizable allocations to the non-Treasury, or spread, sectors of the fixed income market hurt performance, as non-Treasury sectors experienced what was possibly the worst 12-month performance stretch vs. Treasuries on record. Specifically, significant positions in investment grade corporate bonds, commercial mortgage-backed securities, residential mortgage-backed securities, asset-backed securities, high-yield corporate bonds, emerging market bonds and U.S. agency securities all detracted, as U.S. Treasuries outperformed each of these fixed income sectors during the annual period. The Fund's short duration positioning relative to the Lehman Index further hurt its performance, as interest rates declined substantially over the period. Duration is a measure of the Fund's sensitivity to changes in interest rates.


--------------------------------------------------------------------------------
12  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


Our use of risk modeling -- limits on individual holding size and on sector and industry allocations and, in the case of the international sub-portfolios, limits on country and regional allocation, too -- helped the Fund's performance overall.

CHANGES TO THE FUND'S PORTFOLIO -- EQUITIES
Following a specific, disciplined process, we do not make sector or industry bets based on economic or equity market outlooks. Within the Fund's U.S. large-cap equity sub-portfolio, we increased exposure to the financials, health care and consumer staples sectors during the annual period, as our quantitative models sensed buying opportunities. We decreased exposure to telecommunication services.

We eliminated the use of the small-cap sub-portfolio's quality model during the first half of the fiscal year. Early in the period, we decided that the quality model would not be able to manage the extremely volatile market conditions caused by the subprime mortgage market upheaval, surging oil prices, credit market troubles and recessionary fears that were dominating the equity market. In eliminating the use of the quality model within this sub-portfolio, we correspondingly increased the sub-portfolio's weighting allotted to the value model. We continued to use the momentum model. Also, as a result of quantitative models-driven stock selection during the period, the small-cap and mid-cap equity sub-portfolio's sector allocations changed somewhat. Specifically, we increased exposure to the consumer discretionary sector and decreased exposure to information technology.

Within the Fund's international equity sub-portfolio, we increased allocations to financials, energy and utilities during the annual period. We decreased weightings in industrials, consumer discretionary and materials. From a regional perspective, we decreased exposure to the Pacific ex-Japan, added slightly to positioning in Japan, and increased exposure to the United Kingdom. Within Europe, we decreased exposure to Germany, the Netherlands, and Spain and increased positioning in Switzerland.


--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT  13

MANAGER COMMENTARY (continued) -------------------------------------------------


Overall, using our asset allocation models, we decreased the Fund's allocation to both U.S. and international equities during the annual period.

CHANGES TO THE FUND'S PORTFOLIO -- FIXED INCOME
Overall, based on our asset allocation models, we increased the Fund's exposure to cash, core bonds, Treasury Inflation Protected Securities (TIPS) and global bonds during the annual period. Within the fixed income portion of the Fund, we reduced exposure to commercial mortgage-backed securities and redeployed the proceeds into investment grade corporate bonds and U.S. agency subordinated debt, given what we consider to be their characteristics as attractive high quality investments. Subordinated debt is debt that ranks below other securities with regard to claims on assets or earnings but typically offers a higher rate of return than senior debt due to the increased inherent risk. Subordinated debt of U.S. agencies is widely considered to be comparatively less risky and of greater quality than that of banks or other issuers.

Overall, the Fund's portfolio turnover rate for the annual period was 123%.*

* A significant portion of the turnover was the result of "roll" transactions in liquid derivatives and Treasury securities. In the derivative transactions, positions in expiring contracts are liquidated and simultaneously replaced with positions in new contracts with equivalent characteristics. In the Treasury transactions, existing holdings are sold to purchase newly issued securities with slightly longer maturity dates. Although these transactions affect the turnover rate of the portfolio, they do not change the risk exposure or result in material transactions costs. The remaining turnover resulted from strategic reallocations and relative value trading. After transaction costs, we expect this activity to enhance the returns on the overall Fund.


--------------------------------------------------------------------------------
14  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


OUR FUTURE STRATEGY...
At the end of September, the Fund maintained a defensive posture given the uncertain view ahead for the global economy, with significant allocations to cash and high quality bonds and more modest positions in equities and lower quality bonds. For the near term, our asset allocation models seem to favor this positioning, as the momentum model favored cash, TIPS and small-cap and mid-cap equities at the end of the annual period and our mean reversion model liked large-cap equities, cash and core bonds. Cash is being used to help us manage short-term volatility but also to allow for flexibility to take advantage of changing market conditions. It is well worth noting that over the longer-term, our asset allocation models appeared, at the end of September 2008, to continue to favor equities relative to fixed income.

....FOR EQUITIES
We believe the Fund's consistent, disciplined approach should benefit performance over the long term. We intend to maintain the high quality of the Fund's portfolios, while at the same time maintaining our style diversification.

Our focus going forward is to keep using our well-tested models to attempt to identify good performing stocks regardless of market conditions. We believe employing style diversification remains a critical advantage to the Fund. We will continue our strategy of monitoring weightings as a risk control, so that no individual security, industry or sector becomes too large within the Fund's portfolio.



  At the end of September, the Fund maintained a defensive posture given the uncertain view ahead for the global economy, with significant allocations to cash and high quality bonds and more modest positions in equities and lower quality bonds.






--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT  15

MANAGER COMMENTARY (continued) -------------------------------------------------


....FOR FIXED INCOME
In our view, U.S. Treasuries seem overpriced with yields again near historic lows and well below the rate of inflation. In this market, we believe that the best opportunities are in the markets for investment grade non-Treasury bonds. Specifically, we believe investment grade corporate bonds and mortgage-backed securities offer very attractive yields on a risk-adjusted basis. High yield corporate bonds are getting more attractive in our view, but are not exceedingly compelling considering the elevated credit risk for highly leveraged institutions.

In this environment, we intend to maintain the Fund's duration, or interest rate risk, shorter than that of the Lehman Index. We intend to maintain the Fund's allocation to TIPS, which we find more attractive than nominal, or non-inflation protected, Treasury debt. We also expect to maintain the Fund's sizable allocation to residential and commercial mortgage-backed securities, as these positions appear to represent significant value and have the potential to perform well in light of the proposed government plan. We further intend to maintain the Fund's position in U.S. agency bonds, which have contributed positively to performance since the government intervention in Fannie Mae and Freddie Mac. We particularly anticipate maintaining the Fund's position in U.S. agency subordinated debt, as we believe that the effects of the Treasury conservatorship have yet to be fully realized.

While we expect to keep the Fund's significant exposure to investment grade corporate bonds, we intend to stay with only a minimal exposure to the financial sector, which continues to be pressured by mounting losses and write-downs. Indeed, we seek opportunities to increase the Fund's exposure to non-financial investment grade corporate bonds. We believe that globally coordinated central bank actions will eventually have a positive effect on the flow of capital, with non-financial investment grade corporate bonds among the primary beneficiaries. Finally, we expect to maintain the Fund's defensive position in the lower quality, high yield sectors of the fixed income market in favor of opportunities in higher quality bonds. In today's market, our goal is to maintain the Fund's emphasis on high quality assets that offer attractive yields compared to Treasuries.


--------------------------------------------------------------------------------
16  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

EQUITIES

(PHOTO - DIMITRIS BERTISIMAS)    (PHOTO - GINA MOURTZINOU)    (PHOTO - STEVE KOKKOTOS)    (PHOTO - ALEXANDER SAUER-BUDGE)
Dimitris Bertsimas, PhD          Gina                         Steve Kokkotos,             Alexander Sauer
Senior Portfolio                 Mourtzinou, PhD              PhD                         -Budge, PhD
Manager                          Portfolio Manager            Portfolio Manager           Portfolio Manager


FIXED INCOME

(PHOTO - JAME JACKSON)                                   (PHOTO - TOM MURPHY)
Jamie Jackson, CFA(R)                                    Tom Murphy, CFA(R)
Portfolio Manager                                        Portfolio Manager



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource fund.


--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT  17

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on page 20 illustrates the total value of an assumed $10,000 investment in RiverSource Strategic Allocation Fund Class A shares (from 10/1/98 to 9/30/08) as compared to the performance of four widely cited performance indices, the Standard & Poor's 500 (S&P 500) Index, the Lehman Brothers Aggregate Bond Index, the Morgan Stanley Capital International (MSCI) EAFE Index, and the Lipper Flexible Portfolio Funds Index, as well as a Blended Index consisting of 45% S&P 500 Index, 40% Lehman Brothers Aggregate Bond Index and 15% MSCI EAFE Index (Blended Index with MSCI EAFE) and a Blended Index consisting of 60% S&P 500 Index and 40% Lehman Brothers Aggregate Bond Index (Blended Index without MSCI EAFE). In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table and the chart do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.


--------------------------------------------------------------------------------
18  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Sept. 30, 2008
                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
RIVERSOURCE STRATEGIC ALLOCATION FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                  $7,455    $9,662   $12,558    $13,779
------------------------------------------------------------------------------------------
        Average annual total return                 -25.45%    -1.14%    +4.66%     +3.33%
------------------------------------------------------------------------------------------
S&P 500 INDEX(1)
        Cumulative value of $10,000                  $7,802   $10,066   $12,866    $13,516
------------------------------------------------------------------------------------------
        Average annual total return                 -21.98%    +0.22%    +5.17%     +3.06%
------------------------------------------------------------------------------------------
LEHMAN BROTHERS AGGREGATE BOND INDEX(2)
        Cumulative value of $10,000                 $10,365   $11,297   $12,038    $16,596
------------------------------------------------------------------------------------------
        Average annual total return                  +3.65%    +4.15%    +3.78%     +5.20%
------------------------------------------------------------------------------------------
MSCI EAFE INDEX(3)
        Cumulative value of $10,000                  $6,987   $10,482   $16,223    $16,946
------------------------------------------------------------------------------------------
        Average annual total return                 -30.13%    +1.58%   +10.16%     +5.42%
------------------------------------------------------------------------------------------
BLENDED INDEX WITH MSCI EAFE(4)
        Cumulative value of $10,000                  $8,636   $10,675   $13,094    $15,669
------------------------------------------------------------------------------------------
        Average annual total return                 -13.64%    +2.20%    +5.54%     +4.59%
------------------------------------------------------------------------------------------
BLENDED INDEX WITHOUT MSCI EAFE(5)
        Cumulative value of $10,000                  $8,771   $10,593   $12,618    $15,100
------------------------------------------------------------------------------------------
        Average annual total return                 -12.29%    +1.94%    +4.76%     +4.21%
------------------------------------------------------------------------------------------
LIPPER FLEXIBLE PORTFOLIO FUNDS INDEX(6)
        Cumulative value of $10,000                  $8,432   $10,643   $13,282    $14,649
------------------------------------------------------------------------------------------
        Average annual total return                 -15.68%    +2.10%    +5.84%     +3.89%
------------------------------------------------------------------------------------------



Results for other share classes can be found on page 6.


--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT  19

THE FUND'S LONG-TERM PERFORMANCE (continued) -----------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE STRATEGIC ALLOCATION FUND LINE GRAPH)

              RIVERSOURCE STRATEGIC
                 ALLOCATION FUND
                     CLASS A                                   LEHMAN BROTHERS                             BLENDED INDEX
                 (INCLUDES SALES             S&P 500           AGGREGATE BOND           MSCI EAFE           WITHOUT MSCI
                     CHARGE)                 INDEX(1)            INDEX(2)                INDEX(3)              EAFE(4)
              ---------------------    ------------------    ------------------    ------------------    -----------------
 '98                $ 9,425                 $10,000                $10,000               $10,000               $10,000
 '99                 10,818                  12,780                  9,963                13,132                11,599
 '00                 11,958                  14,477                 10,659                13,581                12,881
 '01                  9,997                  10,622                 12,040                 9,742                11,299
 '02                  8,854                   8,445                 13,075                 8,255                10,241
 '03                 10,344                  10,506                 13,783                10,446                11,966
 '04                 11,604                  11,963                 14,290                12,799                13,139
 '05                 13,438                  13,429                 14,690                16,167                14,254
 '06                 14,766                  14,878                 15,229                19,344                15,386
 '07                 17,419                  17,324                 16,012                24,253                17,215
 '08                 13,779                  13,516                 16,596                16,946                15,100
                BLENDED INDEX        LIPPER FLEXIBLE
                  WITH MSCI          PORTFOLIO FUNDS
                   EAFE(5)              INDEX(6)
              -----------------    ------------------
 '98               $10,000               $10,000
 '99                11,650                11,544
 '00                12,767                12,775
 '01                11,162                10,653
 '02                10,216                 9,260
 '03                11,968                11,028
 '04                13,288                12,244
 '05                14,679                13,763
 '06                16,034                14,929
 '07                18,144                17,373
 '08                15,669                14,649




(1) S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices.
(3) The Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australasia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices.
(4) The Blended Index with MSCI EAFE consists of 45% S&P 500 Index, 40% Lehman Brothers Aggregate Bond Index and 15% MSCI EAFE Index.*
(5) The Blended Index without MSCI EAFE consists of 60% S&P 500 Index and 40% Lehman Brothers Aggregate Bond Index.*
(6) The Lipper Flexible Portfolio Funds Index includes the 30 largest flexible portfolio funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.
* Effective Oct. 1, 2008, the Blended Index with MSCI EAFE replaced the Blended Index without MSCI EAFE. The Fund's investment manager made the change to more closely reflect the investment style used in the Fund, which has consistently maintained an international component.


--------------------------------------------------------------------------------
20  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Sept. 30, 2008.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT  21

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------


                                                                                DIRECT AND
                                                                   DIRECT        INDIRECT
                                  BEGINNING        ENDING         EXPENSES       EXPENSES
                                ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING    PAID DURING
                                APRIL 1, 2008  SEPT. 30, 2008  THE PERIOD(A)  THE PERIOD(B)
-------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $  892.10        $4.74          $4.84
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,020.05        $5.06          $5.17
-------------------------------------------------------------------------------------------

Class B
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $  888.40        $8.33          $8.43
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,016.24        $8.90          $9.00
-------------------------------------------------------------------------------------------

Class C
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $  888.10        $8.33          $8.43
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,016.24        $8.90          $9.00
-------------------------------------------------------------------------------------------

Class I
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $  893.00        $2.85          $2.94
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,022.06        $3.04          $3.14
-------------------------------------------------------------------------------------------

Class R2
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $  890.70        $6.73          $6.83
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,017.95        $7.18          $7.28
-------------------------------------------------------------------------------------------

Class R3
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $  891.90        $5.55          $5.64
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,019.20        $5.92          $6.02
-------------------------------------------------------------------------------------------

Class R4
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $  892.50        $4.13          $4.22
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,020.71        $4.41          $4.51
-------------------------------------------------------------------------------------------

Class R5
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $  892.70        $3.18          $3.27
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,021.71        $3.40          $3.50
-------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
22  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


ANNUALIZED EXPENSE RATIOS

                                          FUND'S     ACQUIRED FUND
                                        ANNUALIZED      FEES AND    NET FUND
                                      EXPENSE RATIO     EXPENSES    EXPENSES
----------------------------------------------------------------------------
Class A                                   1.00%           .02%        1.02%
----------------------------------------------------------------------------
Class B                                   1.76%           .02%        1.78%
----------------------------------------------------------------------------
Class C                                   1.76%           .02%        1.78%
----------------------------------------------------------------------------
Class I                                    .60%           .02%         .62%
----------------------------------------------------------------------------
Class R2                                  1.42%           .02%        1.44%
----------------------------------------------------------------------------
Class R3                                  1.17%           .02%        1.19%
----------------------------------------------------------------------------
Class R4                                   .87%           .02%         .89%
----------------------------------------------------------------------------
Class R5                                   .67%           .02%         .69%
----------------------------------------------------------------------------


(a) Expenses are equal to the Fund's annualized expense ratio for each class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
(b) Expenses are equal to the Fund's annualized expense ratio for each class plus the acquired fund fees and expenses, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
(c) Based on the actual return for the six months ended Sept. 30, 2008: -10.79% for Class A, -11.16% for Class B, -11.19% for Class C, -10.70% for Class I, -10.93% for Class R2, -10.81% for Class R3, -10.75% for Class R4 and -10.73%
    for Class R5.


--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

SEPT. 30, 2008
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES



COMMON STOCKS (60.6%)
ISSUER                                                 SHARES                VALUE(a)
AEROSPACE & DEFENSE (0.3%)
Axsys Technologies                                       1,959(b)            $115,463
Ceradyne                                                 1,675(b)              61,406
DRS Technologies                                           761                 58,407
General Dynamics                                        57,221              4,212,610
United Technologies                                     18,515              1,112,011
                                                                      ---------------
Total                                                                       5,559,897
-------------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.1%)
CH Robinson Worldwide                                   38,719              1,973,121
Pacer Intl                                               4,441                 73,143
                                                                      ---------------
Total                                                                       2,046,264
-------------------------------------------------------------------------------------

AIRLINES (0.2%)
Air France-KLM                                          18,648(c)             426,864
Alaska Air Group                                        10,882(b)             221,884
AMR                                                     22,295(b)             218,937
Continental Airlines Cl B                               11,921(b)             198,842
Delta Air Lines                                          7,762(b)              57,827
Deutsche Lufthansa                                      12,414(c)             244,379
Hawaiian Holdings                                       16,627(b)             154,299
Northwest Airlines                                      24,750(b)             223,493
Qantas Airways                                         116,456(c)             296,778
Singapore Airlines                                      90,533(c)             909,707
SkyWest                                                  5,690                 90,926
UAL                                                     11,456                100,698
US Airways Group                                        13,537(b)              81,628
                                                                      ---------------
Total                                                                       3,226,262
-------------------------------------------------------------------------------------

AUTO COMPONENTS (0.2%)
Aisin Seiki                                             15,200(c)             372,232
ArvinMeritor                                             4,265                 55,616
Bridgestone                                             46,700(c)             884,060
Cooper Tire & Rubber                                     4,632                 39,835
Exide Technologies                                       5,196(b)              38,346
GKN                                                     66,387(c)             235,735
Goodyear Tire & Rubber                                   5,971(b)              91,416
Lear                                                     3,890(b)              40,845
Michelin Series B                                        7,227(c)             468,010
Modine Mfg                                               5,660                 81,957
Nokian Renkaat                                           3,652(c)              87,859
Quantum Fuel Systems Technologies Worldwide             28,887(b)              37,264
Stoneridge                                               6,254(b)              70,358
TRW Automotive Holdings                                  7,001(b)             111,386
Valeo                                                    8,454(c)             255,778
                                                                      ---------------
Total                                                                       2,870,697
-------------------------------------------------------------------------------------

AUTOMOBILES (1.4%)
BMW                                                     43,974(c)           1,644,852
Daimler                                                 23,937(c)           1,208,429
Ford Motor                                             470,218(b)           2,445,134
Fuji Heavy Inds                                         83,000(c)             420,406
General Motors                                         202,903              1,917,433
Harley-Davidson                                         77,164              2,878,217
Honda Motor                                            214,600(c)           6,509,104
Nissan Motor                                           165,400(c)           1,118,346
Peugeot                                                 25,604(c)             963,431
Porsche Automobil Holding                                2,408(c)             266,958
Renault                                                 19,976(c)           1,272,786
Volkswagen                                               5,598(c)           2,197,742
Yamaha Motor                                            23,700(c)             323,682
                                                                      ---------------
Total                                                                      23,166,520
-------------------------------------------------------------------------------------

BEVERAGES (1.4%)
Central European Distribution                            1,996(b)              90,638
Coca-Cola                                              166,039              8,780,142
Coca-Cola Enterprises                                   47,163                790,924
Coca-Cola Hellenic Bottling                             10,294(c)             224,630
PepsiCo                                                178,102             12,693,330
                                                                      ---------------
Total                                                                      22,579,664
-------------------------------------------------------------------------------------

BIOTECHNOLOGY (0.8%)
Biogen Idec                                             29,744(b)           1,495,826
BioMarin Pharmaceutical                                  4,901(b)             129,827
Celldex Therapeutics                                     6,559(b)              76,281
Cepheid                                                  5,229(b)              72,317


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
24  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
BIOTECHNOLOGY (CONT.)
CSL                                                     63,028(c)          $1,908,701
Emergent BioSolutions                                    4,995(b)              65,385
Gilead Sciences                                        209,279(b)           9,538,937
Idenix Pharmaceuticals                                   9,148(b)              66,140
Idera Pharmaceuticals                                    5,297(b)              74,529
Incyte                                                  12,719(b)              97,300
Martek Biosciences                                       3,145                 98,816
Momenta Pharmaceuticals                                  6,518(b)              85,451
Savient Pharmaceuticals                                  3,350(b)              49,949
                                                                      ---------------
Total                                                                      13,759,459
-------------------------------------------------------------------------------------

BUILDING PRODUCTS (0.1%)
Armstrong World Inds                                     1,251                 36,154
Daikin Inds                                              3,900(c)             131,533
Masco                                                   93,774              1,682,306
Owens Corning                                            6,458(b)             154,411
USG                                                      3,847(b)              98,483
                                                                      ---------------
Total                                                                       2,102,887
-------------------------------------------------------------------------------------

CAPITAL MARKETS (1.5%)
3i Group                                                33,116(c)             419,200
BGC Partners Cl A                                        5,804                 24,899
Charles Schwab                                          67,814              1,763,164
Deutsche Bank                                           22,150(c)           1,608,033
Goldman Sachs Group                                      7,766                994,048
Knight Capital Group Cl A                                4,973(b)              73,899
Lehman Brothers Holdings                               139,706(u)              29,688
Merrill Lynch & Co                                     226,843              5,739,128
Morgan Stanley                                         305,575              7,028,225
State Street                                            75,096              4,271,460
SWS Group                                                8,242                166,159
T Rowe Price Group                                       2,293                123,157
UBS                                                    115,560(b,c)         1,975,554
Waddell & Reed Financial Cl A                            4,008                 99,198
                                                                      ---------------
Total                                                                      24,315,812
-------------------------------------------------------------------------------------

CHEMICALS (2.6%)
Air Liquide                                              7,378(c)             810,553
Ashland                                                  8,584                250,996
BASF                                                     9,718(c)             468,986
Calgon Carbon                                            9,222(b)             187,760
CF Inds Holdings                                         1,297                118,624
Dow Chemical                                           195,926              6,226,528
Eastman Chemical                                         1,838                101,200
Ecolab                                                  24,805              1,203,539
FMC                                                      1,256                 64,546
Innophos Holdings                                        2,399                 58,488
Koninklijke DSM                                          6,704(c)             317,029
Linde                                                    4,848(c)             519,095
Mitsui Chemicals                                        77,000(c)             339,443
Monsanto                                               200,228             19,818,567
NewMarket                                                1,911                100,442
Olin                                                     2,991                 58,025
PolyOne                                                  7,229(b)              46,627
PPG Inds                                                15,222                887,747
Praxair                                                 99,221              7,118,115
Sigma-Aldrich                                           23,154              1,213,733
Solutia                                                  5,072(b)              71,008
Solvay                                                   3,024(c)             371,116
Stepan                                                   1,595                 87,039
Syngenta                                                 6,496(c)           1,370,146
Terra Inds                                               5,400                158,760
Umicore                                                  4,761(c)             146,998
Westlake Chemical                                        2,370                 49,841
WR Grace & Co                                            4,933(b)              74,587
Yara Intl                                               28,250(c)           1,005,852
                                                                      ---------------
Total                                                                      43,245,390
-------------------------------------------------------------------------------------

COMMERCIAL BANKS (3.2%)
Allied Irish Banks                                      52,833(c)             434,221
Australia & New Zealand Banking Group                   24,889(c)             384,370
Banca Monte dei Paschi di Siena                        127,391(c)             316,987
Banco Bilbao Vizcaya Argentaria                         32,620(c)             527,377
Banco Popolare                                          53,291(c)             827,669
Banco Santander                                         73,092(c)           1,095,731
Bank of Ireland                                        101,381(c)             565,071
Barclays                                               911,557(c)           5,414,584
BB&T                                                   150,405(g)           5,685,309
BNP Paribas                                             65,518(c)           6,252,847
Chuo Mitsui Trust Holdings                              61,000(c)             329,306
Comerica                                                45,840              1,503,094


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT  25

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
COMMERCIAL BANKS (CONT.)
Commonwealth Bank of Australia                          22,541(c)            $794,125
Community Bank System                                    2,005                 50,426
Credit Agricole                                        112,438(c)           2,165,076
Danske Bank                                             16,800(c)             404,548
Dexia                                                   48,461(c,g)           529,247
DNB NOR                                                 84,300(c)             654,266
Fifth Third Bancorp                                     52,949                630,093
First BanCorp                                            6,651(c)              73,560
First Citizens BancShares Cl A                             300                 53,700
First Horizon Natl                                      55,319                517,789
Hang Seng Bank                                          26,000(c)             491,523
HBOS                                                   584,430(c)           1,325,605
Huntington Bancshares                                   90,824                725,684
Intesa Sanpaolo                                        198,413(c)           1,058,519
KBC Groep                                                7,750(c)             674,040
KeyCorp                                                 88,030              1,051,078
Lloyds TSB Group                                       298,629(c)           1,199,675
Mizuho Financial Group                                      74(c)             323,598
Natixis                                                 91,870(c)             307,581
Natl City                                              201,626(g)             352,846
Nordea Bank                                             87,200(c)           1,041,708
Oriental Financial Group                                 4,982(c)              88,979
Oversea-Chinese Banking                                142,000(c)             717,133
Republic Bancorp Cl A                                    2,553                 77,407
Resona Holdings                                            554(c)             747,329
Royal Bank of Scotland Group                         2,116,426(c)           6,825,678
Shinsei Bank                                           134,000(c)             412,138
Societe Generale                                        24,625(c)           2,211,583
SunTrust Banks                                          20,663                929,628
Svenska Handelsbanken Series A                          27,900(c)             625,234
Swedbank                                                15,600(c)             204,071
Synovus Financial                                       50,689                524,631
UMB Financial                                              926                 48,634
UniCredit                                              331,405(c)           1,238,973
Unione di Banche Italiane                               29,570(c)             647,644
Wachovia                                               125,322                438,627
Westpac Banking                                         14,796(c)             262,153
                                                                      ---------------
Total                                                                      53,761,095
-------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.1%)
Clean Harbors                                            1,615(b)             109,093
Copart                                                   2,983(b)             113,354
Dai Nippon Printing                                     65,000(c)             876,706
GeoEye                                                   5,773(b)             127,756
Metalico                                                 9,445(b)              55,726
RR Donnelley & Sons                                     32,551                798,476
Standard Parking                                         5,169(b)             114,855
                                                                      ---------------
Total                                                                       2,195,966
-------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (0.2%)
EMS Technologies                                         4,175(b)              93,144
InterDigital                                             2,586(b)              62,193
Juniper Networks                                        30,552(b)             643,731
Nokia                                                   95,316(c)           1,777,400
PC-Tel                                                   5,205                 48,511
Tellabs                                                 18,494(b)              75,086
UTStarcom                                               23,353(b)              78,700
                                                                      ---------------
Total                                                                       2,778,765
-------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (1.2%)
Apple                                                  129,291(b)          14,695,215
IBM                                                     13,070              1,528,667
Lexmark Intl Cl A                                       81,073(b)           2,640,548
NEC                                                     86,000(c)             367,557
Seiko Epson                                             17,200(c)             399,977
Western Digital                                          5,493(b)             117,111
                                                                      ---------------
Total                                                                      19,749,075
-------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.1%)
FLSmidth & Co                                            1,925(c)              97,759
Fluor                                                   16,880                940,216
Granite Construction                                     1,492                 53,443
Jacobs Engineering Group                                15,954(b)             866,462
Leighton Holdings                                        7,444(c)             229,034
Perini                                                   1,596(b)              41,161
                                                                      ---------------
Total                                                                       2,228,075
-------------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (--%)
Fletcher Building                                       59,263(c)             267,628
-------------------------------------------------------------------------------------

CONSUMER FINANCE (--%)
SLM                                                     53,034(b)             654,440
-------------------------------------------------------------------------------------


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
26  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

CONTAINERS & PACKAGING (--%)
Owens-Illinois                                           3,788(b)            $111,367
Toyo Seikan Kaisha                                      21,100(c)             323,882
                                                                      ---------------
Total                                                                         435,249
-------------------------------------------------------------------------------------

DISTRIBUTORS (0.1%)
Genuine Parts                                           40,949              1,646,560
LKQ                                                      6,026(b)             102,261
                                                                      ---------------
Total                                                                       1,748,821
-------------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (0.1%)
Career Education                                         2,276(b)              37,213
H&R Block                                               70,528              1,604,511
Regis                                                    2,019                 55,523
                                                                      ---------------
Total                                                                       1,697,247
-------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (4.0%)
Ampal-American Israel Series A                          12,536(b,c)            38,736
Bank of America                                        453,820             15,883,700
CIT Group                                               87,918                611,909
Citigroup                                            1,428,286             29,294,147
Deutsche Boerse                                          2,736(c)             253,337
Fortis                                                  93,977(c)             580,464
ING Groep                                              179,327(c)           3,843,553
Investor Cl B                                           66,800(c)           1,251,651
JPMorgan Chase & Co                                    322,830             15,076,161
                                                                      ---------------
Total                                                                      66,833,658
-------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (1.0%)
Belgacom                                                18,180(c)             684,810
BT Group                                               318,781(c)             923,928
CenturyTel                                               1,797                 65,860
Deutsche Telekom                                       211,977(c)           3,220,149
Embarq                                                  27,005              1,095,053
France Telecom                                          75,841(c)           2,126,856
Koninklijke (Royal) KPN                                 19,159(c)             276,634
Nippon Telegraph & Telephone                               129(c)             575,758
SingTel                                                500,000(c)           1,143,145
Swisscom                                                 1,244(c)             370,799
Telecom Italia                                       1,305,166(c)           1,588,032
Telefonica                                             102,963(c)           2,447,687
TeliaSonera                                             51,000(c)             290,010
Telstra                                                350,868(c)           1,176,701
                                                                      ---------------
Total                                                                      15,985,422
-------------------------------------------------------------------------------------

ELECTRIC UTILITIES (1.1%)
British Energy Group                                   162,690(c)           2,210,195
CLP Holdings                                           127,000(c)           1,024,510
E.ON                                                    83,790(c)           4,254,750
Exelon                                                  52,553              3,290,869
FirstEnergy                                             69,157              4,632,827
Fortum                                                  27,422(c)             920,066
Hongkong Electric Holdings                             237,500(c)           1,491,778
ITC Holdings                                               840                 43,487
Portland General Electric                                2,692                 63,693
Verbund Series A                                         7,285(c)             448,237
                                                                      ---------------
Total                                                                      18,380,412
-------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.5%)
ABB                                                    133,112(b,c)         2,579,960
ALSTOM                                                  17,991(c)           1,365,394
American Superconductor                                  4,942(b)             116,483
Capstone Turbine                                        52,172(b)              67,302
Emerson Electric                                        35,821              1,461,139
Encore Wire                                              2,329                 42,178
Ener1                                                   12,158(b)              94,954
Energy Conversion Devices                                  939(b)              54,697
Gamesa Tecnologica                                       9,379(c)             321,274
II-VI                                                    1,235(b)              47,745
SolarWorld                                              13,863(c)             604,410
Vestas Wind Systems                                     17,475(b,c)         1,525,476
                                                                      ---------------
Total                                                                       8,281,012
-------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (0.3%)
Alps Electric                                           32,300(c)             252,831
Arrow Electronics                                        6,684(b)             175,254
Avnet                                                    5,903(b)             145,391
Benchmark Electronics                                    8,444(b)             118,892
FLIR Systems                                             5,456(b)             209,620
FUJIFILM Holdings                                       31,900(c)             822,371
Hitachi                                                381,000(c)           2,572,000
Ingram Micro Cl A                                       13,242(b)             212,799


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT  27

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (CONT.)
Plexus                                                   5,208(b)            $107,806
Rofin-Sinar Technologies                                 1,578(b)              48,303
SYNNEX                                                   2,030(b)              45,350
Vishay Intertechnology                                   7,128(b)              47,187
                                                                      ---------------
Total                                                                       4,757,804
-------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.7%)
AMEC                                                    41,639(c)             477,494
BASiC Energy Services                                    4,627(b)              98,555
Cameron Intl                                            23,633(b)             910,816
Fugro                                                    6,343(c)             374,490
Grey Wolf                                               19,960(b)             155,289
Helmerich & Payne                                        8,935                385,903
Hercules Offshore                                        4,275(b)              64,809
IHS Cl A                                                   492(b)              23,439
Nabors Inds                                             31,450(b,c)           783,734
Oil States Intl                                          2,399(b)              84,805
Patterson-UTI Energy                                    14,452                289,329
SEACOR Holdings                                          1,831(b)             144,557
SeaDrill                                                 9,450(c)             195,872
Smith Intl                                              10,030                588,159
Tidewater                                                5,157                285,492
Transocean                                              15,978(b)           1,755,023
Unit                                                     4,835(b)             240,880
Weatherford Intl                                       184,306(b)           4,633,452
WorleyParsons                                            6,105(c)             150,946
                                                                      ---------------
Total                                                                      11,643,044
-------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (2.5%)
Casino Guichard Perrachon                                6,860(c)             611,983
Costco Wholesale                                        57,175              3,712,373
Delhaize Group                                           5,599(c)             325,144
Great Atlantic & Pacific Tea                             3,509(b)              37,967
Safeway                                                154,392              3,662,178
Seven & I Holdings                                      21,000(c)             603,300
SUPERVALU                                               59,347              1,287,830
Wal-Mart Stores                                        527,878             31,614,613
Winn-Dixie Stores                                        5,472(b)              76,061
Woolworths                                               5,599(c)             123,288
                                                                      ---------------
Total                                                                      42,054,737
-------------------------------------------------------------------------------------

FOOD PRODUCTS (0.8%)
Archer-Daniels-Midland                                  39,612                867,899
Cal-Maine Foods                                          3,336                 91,540
Darling Intl                                            17,103(b)             190,014
Fresh Del Monte Produce                                  5,354(b,c)           118,859
General Mills                                           18,335              1,259,981
HJ Heinz                                                19,387                968,768
Nestle                                                  97,880(c)           4,230,886
Sanderson Farms                                          2,696                 99,051
Sara Lee                                               145,728              1,840,545
Unilever                                               161,228(c)           4,458,811
                                                                      ---------------
Total                                                                      14,126,354
-------------------------------------------------------------------------------------

GAS UTILITIES (0.1%)
Hong Kong & China Gas                                  239,500(c)             546,728
Laclede Group                                            2,548                123,553
New Jersey Resources                                     2,902                104,153
Nicor                                                    4,104                182,012
                                                                      ---------------
Total                                                                         956,446
-------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.4%)
Becton Dickinson & Co                                   19,378              1,555,278
CR Bard                                                 13,548              1,285,299
CryoLife                                                 3,589(b)              47,088
Cyberonics                                               2,237(b)              38,029
Exactech                                                 4,748(b)             105,596
Meridian Bioscience                                      6,904                200,492
Merit Medical Systems                                    4,915(b)              92,255
NuVasive                                                 3,162(b)             155,981
Somanetics                                               5,111(b)             111,778
Synthes                                                  2,173(c)             300,671
TERUMO                                                   8,200(c)             427,728
Varian Medical Systems                                  27,540(b)           1,573,360
Vision-Sciences                                         17,885(b)              71,361
ZOLL Medical                                             1,886(b)              61,710
                                                                      ---------------
Total                                                                       6,026,626
-------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (1.7%)
Aetna                                                   35,867              1,295,157
AMERIGROUP                                               3,498(b)              88,290
Cardinal Health                                         58,655              2,890,518
Chindex Intl                                             5,035(b)              54,680
CIGNA                                                  136,875              4,651,013
CorVel                                                   3,532(b)             101,051
Express Scripts                                        116,913(b)           8,630,518


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
28  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
HEALTH CARE PROVIDERS & SERVICES (CONT.)
Health Management Associates Cl A                       46,626(b)            $193,964
Health Net                                               3,917(b)              92,441
HealthSpring                                             5,811(b)             122,961
HMS Holdings                                             3,173(b)              76,025
Humana                                                  15,081(b)             621,337
Kindred Healthcare                                       4,244(b)             117,007
Magellan Health Services                                 1,679(b)              68,940
Medco Health Solutions                                 203,123(b)           9,140,534
Molina Healthcare                                        3,078(b)              95,418
Quest Diagnostics                                        8,934                461,620
Tenet Healthcare                                        63,101(b)             350,211
WellCare Health Plans                                    3,250(b)             117,000
                                                                      ---------------
Total                                                                      29,168,685
-------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.8%)
Compass Group                                           79,756(c)             494,522
Intl Game Technology                                    60,628              1,041,589
Ladbrokes                                               73,471(c)             248,046
McDonald's                                             180,885             11,160,604
Mitchells & Butlers                                     54,101(c)             214,435
TUI                                                      7,044(c)             115,782
WMS Inds                                                 1,759(b)              53,773
                                                                      ---------------
Total                                                                      13,328,751
-------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.5%)
Beazer Homes USA                                         9,336(b)              55,829
Berkeley Group Holdings Unit                            13,739(b,c)           187,684
Centex                                                  37,535                608,067
DR Horton                                              279,533              3,639,519
Electrolux Series B                                     29,500(c)             345,328
KB Home                                                 17,276                339,992
Lennar Cl A                                             65,519                995,234
MDC Holdings                                             2,511                 91,877
Meritage Homes                                           2,336(b)              57,699
Natl Presto Inds                                           969                 72,191
NVR                                                        424(b)             242,528
Panasonic                                               37,000(c)             637,832
Persimmon                                               34,078(c)             247,896
Pulte Homes                                             62,627                874,899
Ryland Group                                             4,061                107,698
                                                                      ---------------
Total                                                                       8,504,273
-------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (0.7%)
Colgate-Palmolive                                      117,237              8,833,808
Kimberly-Clark                                          33,141              2,148,862
                                                                      ---------------
Total                                                                      10,982,670
-------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.8%)
3M                                                      92,883              6,344,838
Orkla                                                   74,000(c)             681,274
Seaboard                                                    47                 59,079
Textron                                                 58,562              1,714,695
Tomkins                                                106,351(c)             296,866
Tyco Intl                                              119,208(c)           4,174,664
                                                                      ---------------
Total                                                                      13,271,416
-------------------------------------------------------------------------------------

INSURANCE (4.1%)
ACE                                                    129,315(c)           6,999,821
Aegon                                                  203,009(c)           1,795,700
AFLAC                                                  122,287              7,184,361
Allied World Assurance Holdings                          5,248(c)             186,409
Allstate                                               291,701             13,453,250
Ambac Financial Group                                   69,708                162,420
American Financial Group                                 8,610                253,995
American Intl Group                                    255,171                849,719
Arch Capital Group                                       4,912(b,c)           358,723
Aspen Insurance Holdings                                 9,275(c)             255,063
Aviva                                                  139,112(c)           1,209,721
AXA                                                     12,401(c)             405,852
Axis Capital Holdings                                   16,069(c)             509,548
Chubb                                                  120,788              6,631,261
CNP Assurances                                           4,922(c)             555,823
Endurance Specialty Holdings                             5,613(c)             173,554
Fidelity Natl Financial Cl A                            12,804                188,219
First American                                           5,488                161,896
Genworth Financial Cl A                                172,028              1,481,161
HCC Insurance Holdings                                  12,207                329,589
Irish Life & Permanent                                  22,872(c)             160,194
Marsh & McLennan Companies                              69,315              2,201,444
MBIA                                                    35,235                419,297
Old Mutual                                             734,683(c)           1,028,089
Old Republic Intl                                        6,670                 85,043


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT  29

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
INSURANCE (CONT.)
PartnerRe                                                5,801(c)            $394,990
Platinum Underwriters Holdings                           4,965(c)             176,158
Progressive                                            436,872              7,601,573
RenaissanceRe Holdings                                   6,993(c)             363,636
SCOR                                                    15,521(c)             301,738
Torchmark                                               26,431              1,580,574
Transatlantic Holdings                                   1,907                103,645
Travelers Companies                                    205,884              9,305,957
Unipol Gruppo Finanziario                               76,962(c)             130,714
Unum Group                                              14,004                351,500
XL Capital Cl A                                         25,797(c)             462,798
Zurich Financial Services                                4,341(c)           1,202,326
                                                                      ---------------
Total                                                                      69,015,761
-------------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (--%)
Home Retail Group                                       55,493(c)             233,804
NetFlix                                                  3,215(b)              99,279
priceline.com                                            1,651(b)             112,978
                                                                      ---------------
Total                                                                         446,061
-------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (0.1%)
Google Cl A                                              1,953(b)             782,215
ModusLink Global Solutions                              10,778(b)             103,577
RealNetworks                                             7,466(b)              37,927
                                                                      ---------------
Total                                                                         923,719
-------------------------------------------------------------------------------------

IT SERVICES (0.8%)
Automatic Data Processing                               23,700              1,013,175
Integral Systems                                         2,524(b)              52,423
ManTech Intl Cl A                                        2,608(b)             154,628
MasterCard Cl A                                         25,034              4,439,279
Paychex                                                 28,303                934,848
SAIC                                                    19,977(b)             404,135
TNS                                                      4,771(b)              92,414
Total System Services                                   24,529                402,276
Western Union                                          205,912              5,079,850
                                                                      ---------------
Total                                                                      12,573,028
-------------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.3%)
Brunswick                                               14,004                179,111
Eastman Kodak                                           59,979                922,477
JAKKS Pacific                                            5,441(b)             135,535
Mattel                                                 196,213              3,539,683
Nikon                                                   16,000(c)             383,806
                                                                      ---------------
Total                                                                       5,160,612
-------------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (0.2%)
Applied Biosystems                                      34,193(e)           1,171,110
Bio-Rad Laboratories Cl A                                1,100(b)             109,032
Covance                                                  1,236(b)             109,275
Illumina                                                 3,268(b)             132,452
Kendle Intl                                              1,659(b)              74,174
Lonza Group                                              4,761(c)             597,475
Luminex                                                  6,519(b)             163,040
PAREXEL Intl                                             5,014(b)             143,701
Waters                                                  19,037(b)           1,107,573
                                                                      ---------------
Total                                                                       3,607,832
-------------------------------------------------------------------------------------

MACHINERY (0.5%)
AGCO                                                     3,526(b)             150,243
Badger Meter                                             1,669                 78,360
Bucyrus Intl                                             2,414                107,858
Deere & Co                                              68,770              3,404,114
Flowserve                                                1,386                123,035
FreightCar America                                       3,969                116,173
Gorman-Rupp                                              2,426                 91,509
Illinois Tool Works                                     23,405              1,040,351
Ingersoll-Rand Cl A                                     24,573(c)             765,940
Invensys                                                38,083(b,c)           141,468
Japan Steel Works                                       24,000(c)             298,378
K-Tron Intl                                                774(b)              99,714
LB Foster Cl A                                           4,015(b)             122,136
Lindsay                                                  1,506                109,562
Lydall                                                   5,250(b)              50,558
Manitowoc                                               21,656                336,751
Mueller Inds                                             4,878                112,243
NACCO Inds Cl A                                            604                 57,090
NN                                                       3,507                 45,065
Nordson                                                  1,474                 72,388
Robbins & Myers                                          3,410                105,471
SKF Group Series B                                      23,800(c)             304,239
Terex                                                   13,775(b)             420,413
Timken                                                   5,190                147,137


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
30  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
MACHINERY (CONT.)
Vallourec                                                1,694(c)            $365,450
Valmont Inds                                             1,687                139,498
                                                                      ---------------
Total                                                                       8,805,144
-------------------------------------------------------------------------------------

MARINE (0.1%)
A P Moller -- Maersk Series B                               70(c)             608,981
Genco Shipping & Trading                                 2,926                 97,260
Mitsui OSK Lines                                        63,000(c)             547,341
Neptune Orient Lines                                   114,000(c)             145,424
Orient Overseas Intl                                    39,000(c)              99,910
TBS Intl Series A                                        4,226(b,c)            56,882
                                                                      ---------------
Total                                                                       1,555,798
-------------------------------------------------------------------------------------

MEDIA (0.5%)
CBS Cl B                                               248,375              3,621,307
Gannett                                                175,980              2,975,821
Marvel Entertainment                                     1,733(b)              59,165
New York Times Cl A                                     62,001(g)             885,994
Reed Elsevier                                           66,550(c)             803,342
                                                                      ---------------
Total                                                                       8,345,629
-------------------------------------------------------------------------------------

METALS & MINING (1.4%)
AK Steel Holding                                         2,581                 66,900
ArcelorMittal                                           56,605(c)           2,866,828
BHP Billiton                                           298,120(c)           7,235,067
BlueScope Steel                                         35,615(c)             209,821
Century Aluminum                                           858(b)              23,758
Cliffs Natural Resources                                 1,769                 93,651
Commercial Metals                                       12,532                211,665
Compass Minerals Intl                                    1,743                 91,316
Fortescue Metals Group                                  34,026(b,c)           129,408
Kaiser Aluminum                                            532                 22,849
Mitsui Mining & Smelting                                98,000(c)             228,729
Newcrest Mining                                         18,430(c)             382,792
Newmont Mining                                          87,858              3,405,375
Norsk Hydro                                             77,900(c)             527,240
Nucor                                                   72,823              2,876,509
Olympic Steel                                            2,492                 73,489
OneSteel                                                68,690(c)             253,995
Outokumpu                                               11,077(c)             176,443
Rautaruukki                                              5,154(c)             102,981
Reliance Steel & Aluminum                                1,050                 39,869
Rio Tinto                                               54,948(c)           3,521,549
Salzgitter                                               1,912(c)             196,971
Schnitzer Steel Inds Cl A                                1,436                 56,349
SSAB Svenskt Stal Series B                              12,100(c)             167,279
Xstrata                                                 31,589(c)             984,209
                                                                      ---------------
Total                                                                      23,945,042
-------------------------------------------------------------------------------------

MULTILINE RETAIL (0.1%)
Big Lots                                                 7,271(b)             202,352
Dillard's Cl A                                          15,586                183,915
Family Dollar Stores                                     2,331                 55,245
Kohl's                                                  28,045(b)           1,292,313
                                                                      ---------------
Total                                                                       1,733,825
-------------------------------------------------------------------------------------

MULTI-UTILITIES (0.2%)
GDF Suez                                                36,345(c)           1,890,492
Integrys Energy Group                                    2,970                148,322
RWE                                                     13,260(c)           1,272,320
TECO Energy                                             17,236                271,122
                                                                      ---------------
Total                                                                       3,582,256
-------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (8.2%)
Alpha Natural Resources                                  1,753(b)              90,157
Anadarko Petroleum                                      81,280              3,942,893
Apache                                                  15,723              1,639,594
Arena Resources                                          2,311(b)              89,782
BG Group                                               221,837(c)           4,022,226
BP                                                     170,631(c)           1,420,704
Cabot Oil & Gas                                         23,447                847,375
Callon Petroleum                                         6,383(b)             115,085
Carrizo Oil & Gas                                          778(b)              28,218
Chevron                                                394,635             32,549,495
Cimarex Energy                                           6,359                311,019
Clayton Williams Energy                                  1,408(b)              99,306
ConocoPhillips                                          69,573              5,096,222
CONSOL Energy                                           42,448              1,947,939
Eni                                                    239,315(c)           6,341,943
EOG Resources                                           26,019              2,327,660
Exxon Mobil                                            242,050             18,797,603
Frontier Oil                                             9,326                171,785
Frontline                                                2,861(c)             137,528
Hess                                                    23,090              1,895,227


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT  31

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
OIL, GAS & CONSUMABLE FUELS (CONT.)
Holly                                                    2,041                $59,026
James River Coal                                         2,945(b)              64,761
Marathon Oil                                           124,506              4,964,054
Massey Energy                                           14,006                499,594
Murphy Oil                                              52,748              3,383,257
Neste Oil                                                6,002(c)             125,146
Nippon Mining Holdings                                  79,500(c)             320,213
Nippon Oil                                              59,000(c)             297,092
Occidental Petroleum                                   311,523             21,946,795
OMV                                                     11,051(c)             465,702
Origin Energy                                           37,760(c)             488,224
Overseas Shipholding Group                               1,891                110,264
Peabody Energy                                          89,158              4,012,110
Repsol YPF                                              49,516(c)           1,467,138
Royal Dutch Shell Series A                             222,575(c)           6,426,431
Royal Dutch Shell Series B                             135,563(c)           3,807,382
Santos                                                  38,184(c)             584,044
Spectra Energy                                          34,639                824,408
St. Mary Land & Exploration                              3,788                135,042
StatoilHydro                                            45,444(c)           1,080,370
Stone Energy                                             2,667(b)             112,894
Swift Energy                                             3,756(b)             145,320
Tesoro                                                  44,358                731,463
Total                                                   15,573(c)             945,857
VAALCO Energy                                           14,695(b)             100,514
W&T Offshore                                             3,573                 97,507
Walter Inds                                                967                 45,884
Whiting Petroleum                                        2,254(b)             160,620
Woodside Petroleum                                      27,595(c)           1,113,060
                                                                      ---------------
Total                                                                     136,385,933
-------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.1%)
Crown Paper Escrow                                     705,000(b,o)                 1
Stora Enso Series R                                     92,348(c)             902,149
Svenska Cellulosa Series B                              90,300(c)             957,162
UPM-Kymmene                                             21,841(c)             340,698
                                                                      ---------------
Total                                                                       2,200,010
-------------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.1%)
Estee Lauder Companies Cl A                             19,307                963,612
-------------------------------------------------------------------------------------

PHARMACEUTICALS (6.1%)
Allergan                                                22,096              1,137,944
Ardea Biosciences                                        5,521(b)              76,355
Astellas Pharma                                          6,600(c)             277,314
AstraZeneca                                             18,217(c)             796,964
Auxilium Pharmaceuticals                                 4,636(b)             150,206
Bayer                                                   18,575(c)           1,363,240
Chugai Pharmaceutical                                   16,900(c)             275,382
Durect                                                  22,915(b)             128,324
Elan                                                    38,946(b,c)           412,148
Eli Lilly & Co                                          96,839              4,263,821
Forest Laboratories                                     49,747(b)           1,406,845
Johnson & Johnson                                      586,557(r)          40,636,669
King Pharmaceuticals                                   204,160(b)           1,955,853
Medicines                                                3,900(b)              90,558
Merck                                                    2,205(c)             235,098
Merck & Co                                             147,057              4,641,119
Novartis                                                25,175(c)           1,325,688
Novo Nordisk Series B                                   22,650(c)           1,174,361
Perrigo                                                  3,409                131,110
Pfizer                                               2,189,136             40,367,668
POZEN                                                    5,419(b)              56,954
Shionogi & Co                                           15,000(c)             303,802
ViroPharma                                               8,571(b)             112,452
                                                                      ---------------
Total                                                                     101,319,875
-------------------------------------------------------------------------------------

PROFESSIONAL SERVICES (--%)
FTI Consulting                                           2,294(b)             165,718
Hill Intl                                                7,114(b)              98,529
Watson Wyatt Worldwide Cl A                              1,305                 64,898
                                                                      ---------------
Total                                                                         329,145
-------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (0.5%)
Annaly Capital Management                                5,917                 79,584
Anworth Mtge Asset                                      14,558                 86,183
BRT Realty Trust                                         9,099                 78,160
Capstead Mtge                                           10,697                117,132
CFS Retail Property Trust                              141,760(c)             257,114
Corio                                                    2,416(c)             171,615


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
32  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
REAL ESTATE INVESTMENT TRUSTS (REITS) (CONT.)
Dexus Property Group                                   390,522(c)            $459,195
HCP                                                     58,347              2,341,465
Liberty Intl                                            14,030(c)             242,541
LTC Properties                                           2,915                 85,468
Macquarie Office Trust                                 300,141(c)             191,691
MFA Mtge Investments                                     8,437                 54,841
Nationwide Health Properties                             3,439                123,735
Omega Healthcare Investors                               4,318                 84,892
Public Storage                                          28,677              2,839,310
Senior Housing Properties Trust                          3,501                 83,429
Stockland                                              168,208(c)             754,847
Ventas                                                   1,733                 85,645
                                                                      ---------------
Total                                                                       8,136,847
-------------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.1%)
Avatar Holdings                                          2,434(b)              80,322
Cheung Kong Holdings                                    35,000(c)             396,511
Hang Lung Properties                                    42,000(c)              98,873
Henderson Land Development                              26,000(c)             115,906
IMMOFINANZ                                              30,075(c)             106,370
Sun Hung Kai Properties                                 35,000(c)             360,679
Swire Pacific Series A                                  52,500(c)             461,497
Wharf Holdings                                          35,000(c)              99,996
                                                                      ---------------
Total                                                                       1,720,154
-------------------------------------------------------------------------------------

ROAD & RAIL (1.3%)
Arkansas Best                                            5,641                190,045
Burlington Northern Santa Fe                            49,490              4,574,361
Con-way                                                  7,821                344,984
CSX                                                     91,857              5,012,636
MTR                                                    119,225(c)             352,052
Nippon Express                                          92,000(c)             410,690
Norfolk Southern                                        40,917              2,709,115
Ryder System                                            16,234              1,006,508
Union Pacific                                           87,226              6,207,002
Werner Enterprises                                       5,970                129,609
YRC Worldwide                                           12,968(b)             155,097
                                                                      ---------------
Total                                                                      21,092,099
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.1%)
Actel                                                    5,926(b)              73,956
Amkor Technology                                        11,387(b)              72,535
Intel                                                  965,182             18,077,860
MKS Instruments                                          2,295(b)              45,693
NVIDIA                                                  50,713(b)             543,136
OmniVision Technologies                                  8,009(b)              91,383
Pericom Semiconductor                                    7,805(b)              81,953
RF Micro Devices                                        12,204(b)              35,636
Silicon Image                                            9,498(b)              50,719
SUMCO                                                    9,900(c)             156,688
                                                                      ---------------
Total                                                                      19,229,559
-------------------------------------------------------------------------------------

SOFTWARE (1.6%)
ANSYS                                                    2,043(b)              77,368
BMC Software                                            37,240(b)           1,066,181
Cadence Design Systems                                   7,467(b)              50,477
Ebix                                                       940(b)              88,322
Electronic Arts                                         24,468(b)             905,071
Konami                                                   8,200(c)             206,324
Microsoft                                              414,230             11,055,800
Nintendo                                                 5,400(c)           2,290,431
Oracle                                                 480,129(b)           9,751,420
Salesforce.com                                             795(b)              38,478
SAP                                                     15,768(c)             838,938
TiVo                                                    13,217(b)              96,748
                                                                      ---------------
Total                                                                      26,465,558
-------------------------------------------------------------------------------------

SPECIALTY RETAIL (2.7%)
Abercrombie & Fitch Cl A                                17,489                689,941
Aeropostale                                              1,926(b)              61,844
American Eagle Outfitters                                5,736                 87,474
America's Car-Mart                                       2,804(b)              52,126
AnnTaylor Stores                                         3,652(b)              75,377
Asbury Automotive Group                                  7,733                 89,084
AutoNation                                              92,434(b,g)         1,038,958
Barnes & Noble                                           8,197                213,778
Bed Bath & Beyond                                       41,623(b)           1,307,378
Best Buy                                                59,949              2,248,088
Blockbuster Cl A                                        54,040(b)             110,782
Brown Shoe                                               3,147                 51,548
Cato Cl A                                                7,635                133,994


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT  33

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
SPECIALTY RETAIL (CONT.)
Children's Place Retail Stores                           1,811(b)             $60,397
Collective Brands                                        4,467(b)              81,791
Fast Retailing                                           2,900(c)             295,709
Finish Line Cl A                                         7,003                 69,960
Foot Locker                                             13,535                218,726
GameStop Cl A                                           34,115(b)           1,167,074
Gap                                                    118,973              2,115,340
Group 1 Automotive                                       5,344                116,125
Home Depot                                             801,757             20,757,489
Kingfisher                                             312,998(c)             745,982
Lowe's Companies                                       417,761              9,896,758
Men's Wearhouse                                          2,125                 45,135
New York & Co                                            5,927(b)              56,544
Office Depot                                            19,509(b)             113,542
OfficeMax                                                2,553                 22,696
RadioShack                                              43,295                748,138
Rent-A-Center                                           11,154(b)             248,511
Ross Stores                                              1,612                 59,338
Sherwin-Williams                                        18,697              1,068,721
Sonic Automotive Cl A                                    7,550                 63,873
Stage Stores                                             9,464                129,278
Urban Outfitters                                         3,063(b)              97,618
Wet Seal Cl A                                           15,792(b)              57,325
                                                                      ---------------
Total                                                                      44,396,442
-------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.3%)
Coach                                                   66,181(b)           1,657,173
Hanesbrands                                              3,987(b)              86,717
Hermes Intl                                              3,282(c)             533,851
Jones Apparel Group                                     22,021                407,609
Liz Claiborne                                           57,152                939,007
Nike Cl B                                               14,909                997,412
VF                                                      15,279              1,181,219
                                                                      ---------------
Total                                                                       5,802,988
-------------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (0.2%)
Capitol Federal Financial                                1,677                 74,341
Corus Bankshares                                        15,872                 64,282
Fannie Mae                                             383,484                623,162
Freddie Mac                                            257,610                458,546
Hudson City Bancorp                                    120,566              2,224,442
MGIC Investment                                         33,279(g)             233,951
Washington Mutual                                      354,026(v)              28,942
                                                                      ---------------
Total                                                                       3,707,666
-------------------------------------------------------------------------------------

TOBACCO (0.1%)
British American Tobacco                                18,384(c)             600,035
Philip Morris Intl                                      29,481              1,418,037
                                                                      ---------------
Total                                                                       2,018,072
-------------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (0.2%)
Mitsubishi                                              54,900(c)           1,145,168
Rush Enterprises Cl A                                    3,313(b)              42,406
Sojitz                                                  85,600(c)             198,387
United Rentals                                           6,559(b)              99,959
WESCO Intl                                               4,315(b)             138,857
Wolseley                                                57,863(c)             437,251
WW Grainger                                             10,449                908,750
                                                                      ---------------
Total                                                                       2,970,778
-------------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (--%)
Macquarie Airports                                     134,443(c)             295,460
Macquarie Infrastructure Group                         218,950(c)             415,011
                                                                      ---------------
Total                                                                         710,471
-------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.2%)
NTT DoCoMo                                                 195(c)             312,121
Syniverse Holdings                                       4,159(b)              69,081
Vodafone Group                                       1,565,888(c)           3,457,278
                                                                      ---------------
Total                                                                       3,838,480
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $1,328,901,503)                                                 $1,013,672,919
-------------------------------------------------------------------------------------



PREFERRED STOCKS & OTHER (0.1%)
ISSUER                                                 SHARES                VALUE(a)
AUTOMOTIVE
Volkswagen                                              12,561(c)          $1,565,931
-------------------------------------------------------------------------------------
ELECTRIC
BBI EPS                                                  2,324(c)                 935
-------------------------------------------------------------------------------------


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
34  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


PREFERRED STOCKS & OTHER (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

MULTI-UTILITIES
Suez Environnement Rights                               27,603(b,c)          $168,614
-------------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS & OTHER
(Cost: $1,162,698)                                                         $1,735,480
-------------------------------------------------------------------------------------





BONDS (35.3%)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
FOREIGN AGENCIES (0.5%)(c)
KfW
 (Japanese Yen)
 01-20-14                             1.35%          206,000,000           $1,942,910
New South Wales Treasury
 (Australian Dollar)
 05-01-12                             6.00               600,000              475,578
Pemex Project Funding Master Trust
 03-01-18                             5.75             3,600,000(d)         3,406,679
 06-15-35                             6.63             1,700,000            1,556,843
 06-15-38                             6.63               500,000(d)           476,875
Petroleos de Venezuela
 04-12-17                             5.25             2,000,000            1,080,000
                                                                      ---------------
Total                                                                       8,938,885
-------------------------------------------------------------------------------------

SOVEREIGN (3.0%)(c)
Federative Republic of Brazil
 01-20-34                             8.25             1,300,000            1,472,250
 01-20-37                             7.13               800,000              822,000
Federative Republic of Brazil
 Sr Unsecured
 01-17-17                             6.00             2,700,000            2,605,500
Govt of Canada
 (Canadian Dollar)
 09-01-09                             4.25             1,700,000            1,619,513
 06-01-11                             6.00             1,160,000            1,175,818
Govt of New Zealand
 (New Zealand Dollar)
 07-15-09                             7.00                50,000               33,487
Govt of Ukraine
 Sr Unsecured
 06-11-13                             7.65               585,000              485,550
Republic of Argentina
 09-12-13                             7.00             2,100,000            1,417,500
Republic of Argentina
 Sr Unsecured
 12-15-35                             0.00            $2,000,000(p)          $161,000
Republic of Colombia
 01-27-17                             7.38             3,300,000            3,423,750
 09-18-37                             7.38             1,200,000            1,201,200
Republic of El Salvador
 06-15-35                             7.65               892,000(d)           874,160
Republic of Indonesia
 Sr Unsecured
 01-17-18                             6.88               600,000(d)           540,000
 02-17-37                             6.63               650,000(d)           508,625
 01-17-38                             7.75             3,100,000(d)         2,790,000
Republic of Panama
 04-28-34                             8.13               700,000              771,750
Republic of Panama
 Sr Unsecured
 01-26-36                             6.70               900,000              850,500
Republic of Peru
 Sr Unsecured
 02-06-15                             9.88               800,000              912,000
 03-14-37                             6.55             1,200,000            1,104,000
Republic of Philippines
 01-15-16                             8.00             1,250,000            1,315,625
 01-14-31                             7.75             1,900,000            1,995,000
Republic of Turkey
 03-15-15                             7.25             1,000,000              992,500
 04-03-18                             6.75             2,000,000            1,880,000
 06-05-20                             7.00             2,600,000            2,440,750
 03-17-36                             6.88             2,500,000            2,200,000
Republic of Venezuela
 02-26-16                             5.75             1,000,000              650,000
 05-07-23                             9.00             1,850,000            1,253,375
Republic of Venezuela
 Sr Unsecured
 10-08-14                             8.50               800,000              630,000
Republica Orient Uruguay
 Sr Unsecured
 03-21-36                             7.63             1,700,000            1,615,000
Russian Federation
 03-31-30                             7.50             3,349,000(d)         3,382,490


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT  35

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
SOVEREIGN (CONT.)
United Kingdom Treasury
 (British Pound)
 09-07-14                             5.00%            2,510,000            4,637,714
 09-07-15                             4.75             1,680,000            3,063,009
                                                                      ---------------
Total                                                                      48,824,066
-------------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS & AGENCIES (11.6%)
Federal Farm Credit Bank
 10-17-12                             4.50                75,000               76,545
Federal Home Loan Mtge Corp
 07-17-15                             4.38             9,665,000            9,637,658
 12-14-18                             5.00             5,598,000            5,261,874
 04-16-37                             6.00             5,420,000            5,349,437
Federal Natl Mtge Assn
 05-18-12                             4.88             3,755,000            3,891,474
 01-02-14                             5.13             7,026,000            6,996,702
 04-15-15                             5.00             8,795,000            9,096,572
 07-15-37                             5.63             1,480,000            1,565,321
U.S. Treasury
 06-30-10                             2.88               775,000              787,775
 08-31-13                             3.13            12,025,000           12,117,063
 08-15-18                             4.00             1,830,000            1,856,021
 02-15-26                             6.00            17,970,000           21,322,518
 02-15-38                             4.38             2,095,000            2,121,678
U.S. Treasury Inflation-Indexed Bond
 04-15-10                             0.88             9,287,120(n)         9,124,797
 01-15-12                             3.38            18,578,550(n)        19,489,007
 07-15-12                             3.00            11,008,530(n)        11,460,295
 01-15-14                             2.00            11,497,718(n)        11,476,391
 01-15-15                             1.63            16,700,665(n)        16,263,794
 01-15-18                             1.63            19,683,375(n)        18,647,231
 01-15-26                             2.00            10,526,570(n)         9,612,988
 01-15-28                             1.75            18,003,727(n)        15,709,690
                                                                      ---------------
Total                                                                     191,864,831
-------------------------------------------------------------------------------------

ASSET-BACKED (0.4%)
AmeriCredit Automobile Receivables Trust
 Series 2007-DF Cl A3A (FSA)
 07-06-12                             5.49               750,000(m)           724,336
AmeriCredit Automobile Receivables Trust
 Series 2008-AF Cl A3 (FSA)
 12-12-12                             5.68             1,000,000(m)           941,719
Capital Auto Receivables Asset Trust
 Series 2006-SN1A Cl A4B
 03-20-10                             3.30             1,025,000(d,l)      $1,020,479
Capital Auto Receivables Asset Trust
 Series 2006-SN1A Cl D
 04-20-11                             6.15               500,000(d)           463,148
Countrywide Asset-backed Ctfs
 Series 2007-7 Cl 2A2
 10-25-37                             3.37             1,200,000(l)           938,250
Dunkin Securitization
 Series 2006-1 Cl A2 (AMBAC)
 06-20-31                             5.78               900,000(d,m)         771,264
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-2 Cl AIO
 08-25-11                             6.00               800,000(j)           120,480
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-3 Cl AIO
 01-25-12                             5.88             1,500,000(j)           292,032
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2007-2 Cl AIO
 07-25-12                            28.83               800,000(j)           108,960
SBA CMBS Trust
 Series 2006-1A Cl B
 11-15-36                             5.45               475,000(d)           471,029
Triad Auto Receivables Owner Trust
 Series 2007-B Cl A3A (FSA)
 10-12-12                             5.24               220,000(m)           206,677
                                                                      ---------------
Total                                                                       6,058,374
-------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE-BACKED (2.6%)(f)
Banc of America Commercial Mtge
 Series 2005-3 Cl A4
 07-10-43                             4.67             1,144,000            1,012,753
Banc of America Commercial Mtge
 Series 2007-1 Cl A3
 01-15-49                             5.45             1,475,000            1,367,454


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
36  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
COMMERCIAL MORTGAGE-BACKED (CONT.)
Bear Stearns Commercial Mtge Securities
 Series 2004-PWR5 Cl A3
 07-11-42                             4.57%             $700,000             $670,601
Bear Stearns Commercial Mtge Securities
 Series 2007-T26 Cl A4
 01-12-45                             5.47               725,000              617,751
Bear Stearns Commercial Mtge Securities
 Series 2007-T28 Cl A1
 09-11-42                             5.42             2,340,214            2,273,984
CDC Commercial Mtge Trust
 Series 2002-FX1 Cl A2
 11-15-30                             5.68             1,000,000              986,268
Citigroup Commercial Mtge Trust
 Series 2006-C5 Cl A4
 10-15-49                             5.43               350,000              306,359
Citigroup Commercial Mtge Trust
 Series 2007-C6 Cl A4
 12-10-49                             5.70             1,500,000            1,335,902
Citigroup/Deutsche Bank Commercial Mtge Trust
 Series 2005-CD1 Cl ASB
 07-15-44                             5.40               175,000              164,384
Citigroup/Deutsche Bank Commercial Mtge Trust
 Series 2007-CD4 Cl A2B
 12-11-49                             5.21             2,000,000            1,878,359
Commercial Mtge Acceptance
 Series 1999-C1 Cl A2
 06-15-31                             7.03               677,419              677,644
Commercial Mtge Pass-Through Ctfs
 Series 2004-LB3A Cl A3
 07-10-37                             5.09               331,000              322,182
Commercial Mtge Pass-Through Ctfs
 Series 2004-LB3A Cl A4
 07-10-37                             5.23               450,000              434,326
Commercial Mtge Pass-Through Ctfs
 Series 2006-CN2A Cl BFL
 02-05-19                             2.80               175,000(d,l)         166,491
Credit Suisse Mtge Capital Ctfs
 Series 2007-C3 Cl A4
 06-15-39                             5.91               750,000              641,835
CS First Boston Mtge Securities
 Series 2001-CP4 Cl A4
 12-15-35                             6.18               950,000              972,175
CS First Boston Mtge Securities
 Series 2003-CPN1 Cl A2
 03-15-35                             4.60               375,000              354,539
CS First Boston Mtge Securities
 Series 2004-C2 Cl A1
 05-15-36                             3.82             1,710,456            1,625,012
CS First Boston Mtge Securities
 Series 2005-C4 Cl A1
 08-15-38                             4.77               340,972              336,313
CS First Boston Mtge Securities
 Series 2005-C5 Cl A1
 08-15-38                             5.05             1,613,499            1,594,789
Federal Natl Mtge Assn #735029
 09-01-13                             5.32               355,676              356,729
GE Capital Commercial Mtge
 Series 2005-C1 Cl A5
 06-10-48                             4.77               400,000              358,108
General Electric Capital Assurance
 Series 2003-1 Cl A3
 05-12-35                             4.77               139,159(d)           138,034
General Electric Capital Assurance
 Series 2003-1 Cl A4
 05-12-35                             5.25               350,000(d)           339,865
Greenwich Capital Commercial Funding
 Series 2004-GG1 Cl A5
 06-10-36                             4.88               200,000              193,680
Greenwich Capital Commercial Funding
 Series 2007-GG9 Cl A4
 03-10-39                             5.44             2,600,000            2,197,288
Greenwich Capital Commercial Funding
 Series 2007-GG9 Cl AM
 03-10-39                             5.48               500,000              382,326
GS Mtge Securities II
 Series 2006-GG6 Cl A4
 04-10-38                             5.55               450,000              406,048
GS Mtge Securities II
 Series 2007-EOP Cl J
 03-06-20                             3.34               950,000(d,l)         821,673
GS Mtge Securities II
 Series 2007-GG10 Cl F
 08-10-45                             5.80               625,000              295,825


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT  37

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
COMMERCIAL MORTGAGE-BACKED (CONT.)
JPMorgan Chase Commercial Mtge Securities
 Series 2003-LN1 Cl A1
 10-15-37                             4.13%             $261,765             $247,269
JPMorgan Chase Commercial Mtge Securities
 Series 2003-ML1A Cl A1
 03-12-39                             3.97                87,347               82,320
JPMorgan Chase Commercial Mtge Securities
 Series 2003-ML1A Cl A2
 03-12-39                             4.77               750,000              712,344
JPMorgan Chase Commercial Mtge Securities
 Series 2004-C2 Cl A2
 05-15-41                             5.25               400,000              386,779
JPMorgan Chase Commercial Mtge Securities
 Series 2004-CBX Cl A3
 01-12-37                             4.18               200,000              195,859
JPMorgan Chase Commercial Mtge Securities
 Series 2004-LN2 Cl A1
 07-15-41                             4.48               948,457              909,893
JPMorgan Chase Commercial Mtge Securities
 Series 2005-LDP4 Cl AM
 10-15-42                             5.00             1,375,000            1,209,364
JPMorgan Chase Commercial Mtge Securities
 Series 2006-LDP6 Cl A4
 04-15-43                             5.48               500,000              440,443
JPMorgan Chase Commercial Mtge Securities
 Series 2006-LDP6 Cl ASB
 04-15-43                             5.49               575,000              532,119
JPMorgan Chase Commercial Mtge Securities
 Series 2007-CB20 Cl A4
 02-12-51                             5.79               650,000              550,074
JPMorgan Chase Commercial Mtge Securities
 Series 2007-CB20 Cl AM
 02-12-51                             6.11             1,100,000              917,980
JPMorgan Chase Commercial Mtge Securities
 Series 2007-CB20 Cl E
 02-12-51                             6.40               525,000(d)           261,779
LB-UBS Commercial Mtge Trust
 Series 2004-C2 Cl A3
 03-15-29                             3.97               250,000              235,352
LB-UBS Commercial Mtge Trust
 Series 2004-C8 Cl A6
 12-15-29                             4.80               400,000              363,496
LB-UBS Commercial Mtge Trust
 Series 2005-C1 Cl A4
 02-15-30                             4.74               325,000              284,286
LB-UBS Commercial Mtge Trust
 Series 2006-C4 Cl AAB
 06-15-32                             6.06               950,000              888,373
LB-UBS Commercial Mtge Trust
 Series 2006-C6 Cl A4
 09-15-39                             5.37               650,000              582,099
LB-UBS Commercial Mtge Trust
 Series 2007-C1 Cl A4
 02-15-40                             5.42               625,000              545,857
LB-UBS Commercial Mtge Trust
 Series 2007-C7 Cl A3
 09-15-45                             5.87               825,000              736,346
LB-UBS Commercial Mtge Trust
 Series 2008-C1 Cl A1
 04-15-41                             5.61               167,513              164,386
LB-UBS Commercial Mtge Trust
 Series 2008-C1 Cl A2
 04-15-41                             6.32               575,000              504,069
Merrill Lynch Mtge Trust
 Series 2008-C1 Cl A1
 02-12-51                             4.71               959,286              927,435
Morgan Stanley Capital I
 Series 2003-T11 Cl A2
 06-13-41                             4.34               111,428              109,511
Morgan Stanley Capital I
 Series 2004-HQ4 Cl A5
 04-14-40                             4.59               300,000              285,258
Morgan Stanley Capital I
 Series 2006-T23 Cl AAB
 08-12-41                             5.97               350,000              327,672
Morgan Stanley Capital I
 Series 2007-IQ15 Cl A4
 06-11-49                             6.08               700,000              615,125
TIAA Seasoned Commercial Mtge Trust
 Series 2007-C4 Cl A3
 08-15-39                             6.09             1,150,000            1,136,534
Wachovia Bank Commercial Mtge Trust
 Series 2003-C7 Cl A2
 10-15-35                             5.08             1,750,000(d)         1,669,099


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
38  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
COMMERCIAL MORTGAGE-BACKED (CONT.)
Wachovia Bank Commercial Mtge Trust
 Series 2005-C20 Cl A5
 07-15-42                             5.09%             $375,000             $362,687
Wachovia Bank Commercial Mtge Trust
 Series 2006-C24 Cl A3
 03-15-45                             5.56             3,175,000            2,896,466
Wachovia Bank Commercial Mtge Trust
 Series 2006-C24 Cl APB
 03-15-45                             5.58               350,000              327,631
Wachovia Bank Commercial Mtge Trust
 Series 2006-C29 Cl A4
 11-15-48                             5.31               200,000              171,338
Wachovia Bank Commercial Mtge Trust
 Series 2006-C29 Cl AM
 11-15-48                             5.34             1,250,000            1,041,496
                                                                      ---------------
Total                                                                      43,849,436
-------------------------------------------------------------------------------------

MORTGAGE-BACKED (7.1%)(f,s)
Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2007-1 Cl 3A21
 03-25-37                             6.18               744,169(k)           590,592
American Home Mtge Assets
 Collateralized Mtge Obligation
 Series 2007-2 Cl A2A
 03-25-47                             3.37             1,392,633(k)           549,245
Banc of America Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-9 Cl 1CB1
 01-25-37                             6.00             1,636,195            1,149,235
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-14 Cl 2A2
 05-25-35                             3.46               620,987(l)           394,985
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-2CB Cl A11
 03-25-36                             6.00               591,592              391,560
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2007-25 Cl 1A1
 11-25-37                             6.50             2,712,857            1,885,541
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2005-R2 Cl 2A1
 06-25-35                             7.00               375,218(d)           339,291
Federal Home Loan Mtge Corp
 10-01-38                             6.50             5,000,000(i)         5,126,560
Federal Home Loan Mtge Corp #B13193
 04-01-19                             5.50               318,199              322,826
Federal Home Loan Mtge Corp #B15214
 06-01-19                             5.00             1,986,347            1,983,207
Federal Home Loan Mtge Corp #B16408
 09-01-19                             5.50             1,244,456            1,259,440
Federal Home Loan Mtge Corp #C53878
 12-01-30                             5.50               629,684              629,447
Federal Home Loan Mtge Corp #G12141
 09-01-20                             4.50               749,738              733,835
Federal Home Loan Mtge Corp #H01089
 08-01-37                             6.00             3,456,699            3,469,655
Federal Natl Mtge Assn
 10-01-23                             6.00             1,700,000(i)         1,731,345
 10-01-37                             7.00             2,000,000(i)         2,089,376
 10-01-38                             5.00            13,000,000(i)        12,666,875
 10-01-38                             5.50            13,000,000(i)        12,963,443
 10-01-38                             6.00            11,150,000(i)        11,292,854
Federal Natl Mtge Assn #190353
 08-01-34                             5.00               338,760              330,833
Federal Natl Mtge Assn #254684
 03-01-18                             5.00             1,116,206            1,119,879
Federal Natl Mtge Assn #254800
 07-01-23                             5.50             1,100,989            1,105,819
Federal Natl Mtge Assn #545874
 08-01-32                             6.50               819,170              849,039
Federal Natl Mtge Assn #555528
 04-01-33                             6.00             1,702,105            1,733,165
Federal Natl Mtge Assn #598558
 08-01-16                             6.00               321,614              330,412
Federal Natl Mtge Assn #661185
 06-01-17                             7.00               233,302              245,929
Federal Natl Mtge Assn #668824
 08-01-32                             6.50               967,493              999,660
Federal Natl Mtge Assn #670387
 08-01-32                             7.00                82,156               86,362


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT  39

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #671054
 01-01-33                             7.00%             $799,141             $839,799
Federal Natl Mtge Assn #725232
 03-01-34                             5.00             1,366,369            1,335,677
Federal Natl Mtge Assn #725424
 04-01-34                             5.50             3,243,369            3,243,922
Federal Natl Mtge Assn #725773
 09-01-34                             5.50             5,686,407            5,682,045
Federal Natl Mtge Assn #730153
 08-01-33                             5.50               933,903              934,062
Federal Natl Mtge Assn #735212
 12-01-34                             5.00             2,641,046            2,579,247
Federal Natl Mtge Assn #735224
 02-01-35                             5.50             2,748,301            2,748,770
Federal Natl Mtge Assn #743579
 11-01-33                             5.50             1,093,356            1,093,542
Federal Natl Mtge Assn #745079
 12-01-20                             5.00             4,184,837            4,172,452
Federal Natl Mtge Assn #785506
 06-01-34                             5.00             2,672,581            2,610,044
Federal Natl Mtge Assn #786151
 07-01-19                             5.50             2,657,754            2,700,364
Federal Natl Mtge Assn #791447
 10-01-34                             6.00               851,469              865,145
Federal Natl Mtge Assn #822083
 07-01-35                             5.00             1,822,985            1,779,188
Federal Natl Mtge Assn #878661
 02-01-36                             5.50             1,843,802            1,826,709
Federal Natl Mtge Assn #881629
 02-01-36                             5.50             1,828,352            1,811,402
Federal Natl Mtge Assn #883201
 07-01-36                             6.50               900,273              929,626
Federal Natl Mtge Assn #888414
 11-01-35                             5.00             2,530,757            2,469,957
Federal Natl Mtge Assn #915770
 03-01-37                             6.50             3,897,113            4,000,282
Federal Natl Mtge Assn #952330
 10-01-37                             7.00             2,692,730            2,816,610
Harborview Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2005-16 Cl 3A1B
 01-19-36                             3.37               279,619(k)           125,795
Harborview Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2006-8 Cl 2A1B
 08-21-36                             3.44             1,292,506(k)           568,042
Lehman Mortgage Trust
 Collateralized Mtge Obligation
 Series 2008-2 Cl 1A2
 03-25-38                             6.00             1,390,792              976,868
Morgan Stanley Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2007-12 Cl 3A22
 08-25-37                             6.00             1,848,873            1,512,553
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2005-10 Cl A1
 10-25-35                             5.00               693,864              593,225
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2005-5 Cl 2A1
 05-25-35                             5.50               651,654              584,656
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2007-15 Cl A1
 11-25-37                             6.00             2,363,497            2,014,604
                                                                      ---------------
Total                                                                     117,184,996
-------------------------------------------------------------------------------------

BANKING (0.6%)
Banco Nacional de Desenvolvimento Economico e Social
 Sr Unsecured
 06-16-18                             6.37             2,050,000(c,d)       1,804,000
Bank of America
 Sr Unsecured
 05-01-18                             5.65             2,725,000            2,346,659
Citigroup
 Sub Nts
 02-15-17                             5.50             1,695,000            1,300,268
JPMorgan Chase & Co
 Sr Nts
 01-15-18                             6.00             2,100,000            1,910,420
Manufacturers & Traders Trust
 Sub Nts
 12-01-21                             5.63               830,000              592,748


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
40  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
BANKING (CONT.)
Popular North America
 10-01-08                             3.88%           $1,850,000           $1,849,967
                                                                      ---------------
Total                                                                       9,804,062
-------------------------------------------------------------------------------------

BROKERAGE (--%)
Merrill Lynch & Co
 04-25-18                             6.88               490,000              429,043
Morgan Stanley
 Sr Unsecured
 04-01-18                             6.63               475,000              314,351
                                                                      ---------------
Total                                                                         743,394
-------------------------------------------------------------------------------------

CONSUMER PRODUCTS (--%)
Clorox
 Sr Unsecured
 03-01-13                             5.00               710,000              691,518
-------------------------------------------------------------------------------------

ELECTRIC (0.8%)
Consumers Energy
 1st Mtge Series H
 02-17-09                             4.80                30,000               29,993
DTE Energy
 Sr Unsecured Series A
 04-15-09                             6.65             4,592,000            4,629,242
Exelon
 Sr Unsecured
 06-15-10                             4.45             1,000,000              990,530
Indiana Michigan Power
 Sr Unsecured
 03-15-37                             6.05               955,000              778,998
Northern States Power
 Sr Unsecured
 08-01-09                             6.88               375,000              383,096
PacifiCorp
 1st Mtge
 09-15-13                             5.45             1,845,000            1,823,247
Portland General Electric
 03-15-10                             7.88               365,000              379,086
Potomac Electric Power
 Sr Secured
 06-01-35                             5.40               360,000              298,387
PPL Electric Utilities
 Sr Secured
 08-15-09                             6.25             2,667,000            2,706,418
Sierra Pacific Power
 Series M
 05-15-16                             6.00             1,780,000            1,668,636
                                                                      ---------------
Total                                                                      13,687,633
-------------------------------------------------------------------------------------

FOOD AND BEVERAGE (0.2%)
Dr Pepper Snapple Group
 Sr Nts
 05-01-18                             6.82             1,200,000(d)         1,158,308
Molson Coors Capital Finance
 09-22-10                             4.85               430,000(c)           431,724
SABMiller
 01-15-14                             5.70             2,420,000(c,d)       2,427,191
                                                                      ---------------
Total                                                                       4,017,223
-------------------------------------------------------------------------------------

GAS PIPELINES (0.3%)
CenterPoint Energy Resources
 Sr Unsecured
 02-15-11                             7.75               390,000              400,694
Colorado Interstate Gas
 Sr Unsecured
 11-15-15                             6.80             1,082,000            1,025,035
Southern Natural Gas
 Sr Unsecured
 04-01-17                             5.90             1,800,000(d)         1,592,987
Transcontinental Gas Pipe Line
 Sr Unsecured
 04-15-16                             6.40             1,750,000            1,676,953
                                                                      ---------------
Total                                                                       4,695,669
-------------------------------------------------------------------------------------

INDEPENDENT ENERGY (0.2%)
Anadarko Petroleum
 Sr Unsecured
 09-15-16                             5.95               645,000              592,829
XTO Energy
 Sr Unsecured
 02-01-14                             4.90             1,250,000            1,184,862
 06-30-15                             5.30             2,119,000            1,969,555
                                                                      ---------------
Total                                                                       3,747,246
-------------------------------------------------------------------------------------


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT  41

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)

INTEGRATED ENERGY (--%)
Petro-Canada
 Sr Unsecured
 05-15-38                             6.80%             $875,000(c)          $693,200
-------------------------------------------------------------------------------------

LIFE INSURANCE (0.1%)
Metropolitan Life Global Funding I
 Sr Secured
 04-10-13                             5.13             1,535,000(d)         1,443,045
Pricoa Global Funding I
 Secured
 10-18-12                             5.40               450,000(d)           426,039
                                                                      ---------------
Total                                                                       1,869,084
-------------------------------------------------------------------------------------

MEDIA CABLE (0.2%)
Comcast
 03-15-37                             6.45             1,865,000            1,504,240
 05-15-38                             6.40             1,330,000            1,046,953
                                                                      ---------------
Total                                                                       2,551,193
-------------------------------------------------------------------------------------

MEDIA NON CABLE (0.6%)
British Sky Broadcasting Group
 02-23-09                             6.88             1,780,000(c)         1,779,591
 02-15-18                             6.10             1,300,000(c,d)       1,245,816
News America
 12-15-35                             6.40             1,305,000            1,096,240
RR Donnelley & Sons
 Sr Unsecured
 01-15-17                             6.13             1,620,000            1,413,434
Thomson Reuters
 10-01-14                             5.70             1,370,000(c)         1,361,432
 07-15-18                             6.50             2,490,000(c)         2,381,344
                                                                      ---------------
Total                                                                       9,277,857
-------------------------------------------------------------------------------------

METALS (--%)
Vedanta Resources
 Sr Unsecured
 07-18-18                             9.50               500,000(c,d)         467,430
-------------------------------------------------------------------------------------

OIL FIELD SERVICES (0.2%)
Gaz Capital
 Secured
 11-22-16                             6.21             1,700,000(c,d)       1,351,500
 08-16-37                             7.29             1,100,000(c,d)         794,750
KazMunaiGaz Finance
 07-02-18                             9.13             1,150,000(c,d)       1,065,975
                                                                      ---------------
Total                                                                       3,212,225
-------------------------------------------------------------------------------------

OTHER FINANCIAL INSTITUTIONS (--%)
TransCapitalInvest for Transneft
 Secured
 08-07-18                             8.70               800,000(c,d)         716,114
-------------------------------------------------------------------------------------

PAPER (--%)
Boise Cascade LLC
 10-15-14                             7.13               128,000               87,680
-------------------------------------------------------------------------------------

RAILROADS (0.2%)
Burlington Northern Sante Fe
 01-15-15                             4.88               580,000              555,899
CSX
 Sr Unsecured
 11-01-09                             4.88             3,000,000            2,947,062
 04-01-15                             6.25               350,000              333,425
                                                                      ---------------
Total                                                                       3,836,386
-------------------------------------------------------------------------------------

REITS (--%)
Brandywine Operating Partnership LP
 05-01-17                             5.70               230,000              181,224
ERP Operating LP
 Sr Unsecured
 06-15-17                             5.75               435,000              362,971
                                                                      ---------------
Total                                                                         544,195
-------------------------------------------------------------------------------------

RETAILERS (0.3%)
CVS Caremark
 Sr Unsecured
 09-15-09                             4.00             5,000,000            4,903,235
Macys Retail Holdings
 07-15-09                             4.80               740,000              723,250
                                                                      ---------------
Total                                                                       5,626,485
-------------------------------------------------------------------------------------

TRANSPORTATION SERVICES (0.1%)
Erac USA Finance
 10-15-17                             6.38             1,305,000(d)         1,066,273
-------------------------------------------------------------------------------------


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
42  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)

TREASURY (5.5%)(C)
Bundesobligation
 (European Monetary Unit)
 04-13-12                             4.00%            2,000,000           $2,839,996
Bundesrepublik Deutschland
 (European Monetary Unit)
 01-04-10                             5.38             5,015,000            7,223,356
 01-04-13                             4.50             5,735,000            8,290,677
 01-04-18                             4.00             4,770,000            6,724,916
 07-04-34                             4.75             3,070,000            4,380,004
Buoni Poliennali Del Tesoro
 (European Monetary Unit)
 02-01-11                             3.75             3,000,000            4,185,720
 08-01-14                             4.25             5,800,000            8,083,166
 08-01-21                             3.75             2,060,000            2,569,520
 11-01-27                             6.50             3,060,000            4,998,859
Govt of Japan
 (Japanese Yen)
 09-15-09                             0.90           650,000,000            6,124,637
 07-15-10                             0.90           420,000,000            3,959,847
 06-20-12                             1.40           981,000,000            9,375,891
 12-20-13                             1.30           424,000,000            4,035,367
 12-20-15                             1.40           494,000,000            4,713,450
 12-20-17                             1.50           481,000,000            4,570,377
 12-20-22                             1.70           211,000,000            1,944,414
 12-20-27                             2.10           331,000,000            3,111,419
 12-20-34                             2.40           128,800,000            1,237,485
Govt of Norway
 (Norwegian Krone)
 05-16-11                             6.00             1,968,000              348,124
Govt of Poland
 (Polish Zloty)
 03-24-10                             5.75             2,892,000            1,187,961
Govt of Sweden
 (Swedish Krona)
 03-15-11                             5.25             5,500,000              821,153
                                                                      ---------------
Total                                                                      90,726,339
-------------------------------------------------------------------------------------

WIRELESS (--%)
Sprint Capital
 05-01-09                             6.38              $600,000              588,000
-------------------------------------------------------------------------------------

WIRELINES (0.8%)
AT&T
 Sr Unsecured
 03-15-11                             6.25             1,415,000            1,430,070
 01-15-38                             6.30             1,900,000            1,573,494
 05-15-38                             6.40                35,000               29,546
Telecom Italia Capital
 11-15-13                             5.25             4,015,000(c)         3,562,068
Telefonica Europe
 09-15-10                             7.75               950,000(c)           969,912
TELUS
 Sr Unsecured
 06-01-11                             8.00             3,315,000(c)         3,510,817
Verizon Communications
 04-15-38                             6.90               400,000              350,466
Verizon New York
 Sr Unsecured Series A
 04-01-12                             6.88             2,035,000            2,034,919
Verizon Pennsylvania
 Sr Unsecured Series A
 11-15-11                             5.65               705,000              699,362
                                                                      ---------------
Total                                                                      14,160,654
-------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $619,428,493)                                                     $589,530,448
-------------------------------------------------------------------------------------



SENIOR LOANS (--%)(q)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
MEDIA NON CABLE
Nielsen Finance Term Loan
 08-09-13                             4.80%             $242,145(c)          $213,087
-------------------------------------------------------------------------------------
TOTAL SENIOR LOANS
(Cost: $241,676)                                                             $213,087
-------------------------------------------------------------------------------------






                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT  43

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------



MONEY MARKET FUND (6.2%)(h)
                                                       SHARES                VALUE(a)
RiverSource Short-Term
 Cash Fund, 2.31%                                   104,141,452(t)       $104,141,452
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $104,141,452)                                                     $104,141,452
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $2,053,875,822)(w)                                              $1,709,293,386
=====================================================================================




FUTURES CONTRACTS OUTSTANDING AT SEPT. 30, 2008


                             NUMBER OF                                  UNREALIZED
                             CONTRACTS      NOTIONAL     EXPIRATION   (DEPRECIATION)
CONTRACT DESCRIPTION       LONG (SHORT)   MARKET VALUE      DATE       APPRECIATION
------------------------------------------------------------------------------------
S&P 500 Index                    25         $7,296,250    Dec. 2008      $(672,586)
U.S. Long Bond, 20-year         (94)       (11,014,157)   Dec. 2008         50,710
U.S. Treasury Note, 5-         (718)       (80,584,285)   Jan. 2009       (284,254)
  year
U.S. Treasury Note, 10-        (164)       (18,798,500)   Dec. 2008        128,494
  year
------------------------------------------------------------------------------------
Total                                                                    $(777,636)
------------------------------------------------------------------------------------


CREDIT DEFAULT SWAP CONTRACTS OUTSTANDING AT SEPT. 30, 2008


                                                                                          UNAMORTIZED
                                                                                            PREMIUM
                     REFERENCED       BUY/SELL   PAY/RECEIVE    EXPIRATION     NOTIONAL      (PAID)     UNREALIZED
COUNTERPARTY           ENTITY        PROTECTION   FIXED RATE       DATE         AMOUNT      RECEIVED   DEPRECIATION
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Goldman Sachs    CDX North America      Sell          .60%    Dec. 20, 2012   $5,000,000      $3,713      $(224,893)
                 Investment Grade
                 Index
-------------------------------------------------------------------------------------------------------------------
Goldman Sachs    CDX North America      Sell          .60     Dec. 20, 2012    5,000,000      12,017       (216,590)
                 Investment Grade
                 Index
-------------------------------------------------------------------------------------------------------------------
Goldman Sachs    CDX North America      Sell          .60     Dec. 20, 2012    5,000,000      15,709       (212,897)
                 Investment Grade
                 Index
-------------------------------------------------------------------------------------------------------------------
Morgan Stanley   CDX North America      Sell          .60     Dec. 20, 2012    5,000,000      31,975       (196,631)
                 Investment Grade
                 Index
-------------------------------------------------------------------------------------------------------------------
Morgan Stanley   CDX North America      Sell          .60     Dec. 20, 2012    5,000,000      35,962       (192,727)
                 Investment Grade
                 Index
-------------------------------------------------------------------------------------------------------------------
Goldman Sachs    CDX North America      Sell         1.55     June 20, 2013    5,000,000     (87,020)      (132,100)
                 Investment Grade
                 Index
-------------------------------------------------------------------------------------------------------------------
Total                                                                                                   $(1,175,838)
-------------------------------------------------------------------------------------------------------------------




See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
44  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


INTEREST RATE SWAP CONTRACTS OUTSTANDING AT SEPT. 30, 2008


                                            FUND
                        FLOATING        PAY/RECEIVE    FIXED    EXPIRATION     NOTIONAL     UNREALIZED
COUNTERPARTY           RATE INDEX      FLOATING RATE   RATE        DATE         AMOUNT     APPRECIATION
-------------------------------------------------------------------------------------------------------
Barclays Bank PLC  3-month USD LIBOR-       Pay       4.4425% June 12, 2013   $30,000,000     $892,522
                   BBA as determined
                   each quarter on
                   March 12, June 12,
                   Sept. 12 and Dec.
                   12
-------------------------------------------------------------------------------------------------------


FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT SEPT. 30, 2008


                         CURRENCY TO BE        CURRENCY TO BE     UNREALIZED     UNREALIZED
EXCHANGE DATE               DELIVERED             RECEIVED       APPRECIATION   DEPRECIATION
--------------------------------------------------------------------------------------------
Oct. 3, 2008                      3,020,094          4,267,846       $17,066            $--
                     European Monetary Unit        U.S. Dollar
--------------------------------------------------------------------------------------------
Oct. 21, 2008                       481,507            690,000            --           (898)
                                U.S. Dollar   Singapore Dollar
--------------------------------------------------------------------------------------------
Nov. 5, 2008                     12,011,000         17,349,938       387,844             --
                     European Monetary Unit        U.S. Dollar
--------------------------------------------------------------------------------------------
Nov. 5, 2008                     15,347,000         10,374,188       149,710             --
                         New Zealand Dollar        U.S. Dollar
--------------------------------------------------------------------------------------------
Nov. 5, 2008                     46,767,000          6,940,011       179,931             --
                              Swedish Krona        U.S. Dollar
--------------------------------------------------------------------------------------------
Nov. 5, 2008                     10,405,794         10,767,000            --       (270,684)
                                U.S. Dollar    Canadian Dollar
--------------------------------------------------------------------------------------------
Nov. 5, 2008                     17,438,153      1,821,293,000            --       (219,284)
                                U.S. Dollar       Japanese Yen
--------------------------------------------------------------------------------------------
Nov. 5, 2008                      6,909,336         39,937,000            --       (127,207)
                                U.S. Dollar    Norwegian Krone
--------------------------------------------------------------------------------------------
Total                                                               $734,551      $(618,073)
--------------------------------------------------------------------------------------------


NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Sept. 30, 2008, the value of foreign securities represented 24.6% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Sept. 30, 2008, the value of these securities amounted to $34,000,409 or 2.0% of net assets.


--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT  45

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

(e) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) At Sept. 30, 2008, security was partially or fully on loan. See Note 5 to the financial statements.

(h) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 0.2% of net assets. See Note 5 to the financial statements. The Fund's cash equivalent position is 6.0% of net assets.

(i) At Sept. 30, 2008, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $45,965,750. See Note 1 to the financial statements.

(j) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Sept. 30, 2008.

(k) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Sept. 30, 2008.

(l) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Sept. 30, 2008.

(m) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

     AMBAC  -- Ambac Assurance Corporation
     FSA    -- Financial Security Assurance


(n) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.


--------------------------------------------------------------------------------
46  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

(o)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities may be valued at fair value according to procedures approved, in good faith, by the Fund's Board of Directors. Information concerning such security holdings at Sept. 30, 2008, is as follows:

                                              ACQUISITION
     SECURITY                                    DATES         COST
     --------------------------------------------------------------
     Crown Paper Escrow
       Common                                   04-16-07        $--


(p) This is a variable rate security that entitles holders to receive only interest payments. Interest is paid annually. The interest payment is based on the Gross Domestic Product (GDP) level of the previous year for the respective country. To the extent that the previous year's GDP exceeds the 'base case GDP', an interest payment is made equal to 0.012225 of the difference.

(q) Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(r) At Sept. 30, 2008, investments in securities included securities valued at $103,920 that were partially pledged as collateral to cover initial margin deposits on open stock index futures contracts.

(s) Represents comparable securities held to satisfy future delivery requirements of the following open forward sale commitments at Sept. 30, 2008:

                             PRINCIPAL    SETTLEMENT     PROCEEDS
     SECURITY                  AMOUNT        DATE       RECEIVABLE      VALUE
     ---------------------------------------------------------------------------
     Federal Natl Mtge
       Assn
      10-01-22 5.50%         $1,175,000    10-20-08     $1,197,582    $1,184,179
      10-01-23 5.00           3,000,000    10-20-08      3,017,344     2,978,436


(t) Affiliated Money Market Fund -- See Note 6 to the financial statements. The rate shown is the seven-day current annualized yield at Sept. 30, 2008.

(u) On Sept. 15, 2008, Lehman Brothers Holdings filed a Chapter 11 bankruptcy petition.

(v) On Sept. 25, 2008, Washington Mutual was closed by the Office of Thrift Supervision (OTS). The OTS appointed the Federal Deposit Insurance Corporation (FDIC) as receiver. The FDIC held a bidding process that resulted in JPMorgan Chase acquiring the deposits, assets and certain liabilities of Washington Mutual's banking operations.


--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT  47

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

(w) At Sept. 30, 2008, the cost of securities for federal income tax purposes was $2,065,071,995 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                       $ 1,709,293,385
     Unrealized depreciation                        (2,065,071,994)
     -------------------------------------------------------------
     Net unrealized depreciation                   $  (355,778,609)
     -------------------------------------------------------------


The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.


--------------------------------------------------------------------------------
48  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
SEPT. 30, 2008


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $1,949,734,370)           $1,605,151,934
  Affiliated money market fund (identified cost $104,141,452)         104,141,452
---------------------------------------------------------------------------------
Total investments in securities (identified cost $2,053,875,822)    1,709,293,386
Foreign currency holdings (identified cost $369,365)                      366,328
Capital shares receivable                                               1,005,775
Premiums paid on outstanding credit default swap contracts                 87,020
Dividends and accrued interest receivable                               7,928,485
Receivable for investment securities sold                              43,580,883
Variation margin receivable                                             1,963,855
Unrealized appreciation on forward foreign currency contracts             734,551
Unrealized appreciation on swap contracts                                 892,522
---------------------------------------------------------------------------------
Total assets                                                        1,765,852,805
---------------------------------------------------------------------------------
LIABILITIES
Forward sale commitments, at value (proceeds receivable
  $4,214,926)                                                           4,162,615
Premiums received on outstanding credit default swap contracts             99,376
Disbursements in excess of cash                                            63,116
Capital shares payable                                                  3,876,001
Payable for investment securities purchased                            78,534,286
Payable upon return of securities loaned                                3,816,900
Unrealized depreciation on forward foreign currency contracts             618,073
Unrealized depreciation on swap contracts                               1,175,838
Accrued investment management services fees                                24,974
Accrued distribution fees                                                 769,921
Accrued transfer agency fees                                                4,010
Accrued administrative services fees                                        3,325
Accrued plan administration services fees                                   3,110
Other accrued expenses                                                    340,373
---------------------------------------------------------------------------------
Total liabilities                                                      93,491,918
---------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $1,672,360,887
---------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                    $    1,841,011
Additional paid-in capital                                          1,974,145,737
Undistributed net investment income                                     3,943,366
Accumulated net realized gain (loss)                                   38,015,502
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                         (345,584,729)
---------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $1,672,360,887
---------------------------------------------------------------------------------
*Including securities on loan, at value                            $    3,541,398
---------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT  49

STATEMENT OF ASSETS AND LIABILITIES (continued) -------------------------------- SEPT. 30, 2008


NET ASSET VALUE PER SHARE
                                NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $1,437,164,150          157,978,918                       $9.10(1)
Class B                     $  169,089,504           18,763,641                       $9.01
Class C                     $   59,278,791            6,608,282                       $8.97
Class I                     $        3,946                  434                       $9.09
Class R2                    $        3,946                  434                       $9.09
Class R3                    $        3,946                  434                       $9.09
Class R4                    $    6,812,658              748,545                       $9.10
Class R5                    $        3,946                  434                       $9.09
-------------------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $9.66. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
50  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED SEPT. 30, 2008


INVESTMENT INCOME
Income:
Dividends                                                     $  40,681,420
Interest                                                         20,656,095
Income distributions from affiliated money market fund            5,215,944
Fee income from securities lending                                  805,265
  Less foreign taxes withheld                                    (1,751,553)
---------------------------------------------------------------------------
Total income                                                     65,607,171
---------------------------------------------------------------------------
Expenses:
Investment management services fees                              10,108,947
Distribution fees
  Class A                                                         4,342,136
  Class B                                                         2,269,489
  Class C                                                           693,509
  Class R2                                                               24
  Class R3                                                               12
Transfer agency fees
  Class A                                                         2,473,481
  Class B                                                           344,313
  Class C                                                           102,119
  Class R2                                                                3
  Class R3                                                                3
  Class R4                                                            5,150
  Class R5                                                                3
Administrative services fees                                      1,505,894
Plan administration services fees
  Class R2                                                               12
  Class R3                                                               12
  Class R4                                                           25,752
Compensation of board members                                        40,908
Custodian fees                                                      376,721
Printing and postage                                                425,200
Registration fees                                                   132,950
Professional fees                                                    61,660
Other                                                                88,655
---------------------------------------------------------------------------
Total expenses                                                   22,996,953
  Expenses waived/reimbursed by the Investment Manager and
    its affiliates                                                  (15,770)
  Earnings and bank fee credits on cash balances                    (62,417)
---------------------------------------------------------------------------
Total net expenses                                               22,918,766
---------------------------------------------------------------------------
Investment income (loss) -- net                                  42,688,405

---------------------------------------------------------------------------


--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT  51

STATEMENT OF OPERATIONS (continued) --------------------------------------------
YEAR ENDED SEPT. 30, 2008


REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                       $  58,421,673
  Foreign currency transactions                                     882,454
  Futures contracts                                              (4,162,385)
  Swap transactions                                                (763,437)
---------------------------------------------------------------------------
Net realized gain (loss) on investments                          54,378,305
Net change in unrealized appreciation (depreciation) on
  investments
  and on translation of assets and liabilities in foreign
  currencies                                                   (560,237,466)
---------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies          (505,859,161)
---------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                  $(463,170,756)
---------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
52  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED SEPT. 30,                                                     2008            2007
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                $   42,688,405  $   32,428,152
Net realized gain (loss) on investments                            54,378,305     134,248,181
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                             (560,237,466)    115,514,252
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                     (463,170,756)    282,190,585
---------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                       (35,496,911)    (30,526,996)
    Class B                                                        (2,937,587)     (2,639,993)
    Class C                                                          (956,804)       (626,531)
    Class I                                                              (116)           (117)
    Class R2                                                              (98)            (84)
    Class R3                                                             (110)            (94)
    Class R4                                                         (230,095)       (316,578)
    Class R5                                                             (113)           (115)
  Net realized gain
    Class A                                                      (104,574,474)             --
    Class B                                                       (14,104,037)             --
    Class C                                                        (4,106,155)             --
    Class I                                                              (296)             --
    Class R2                                                             (296)             --
    Class R3                                                             (296)             --
    Class R4                                                         (935,500)             --
    Class R5                                                             (296)             --
---------------------------------------------------------------------------------------------
Total distributions                                              (163,343,184)    (34,110,508)

---------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT  53

STATEMENTS OF CHANGES IN NET ASSETS (continued) --------------------------------


YEAR ENDED SEPT. 30,                                                     2008            2007
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                               $  345,288,913  $  666,874,937
  Class B shares                                                   57,557,782     127,978,123
  Class C shares                                                   25,316,765      43,326,495
  Class I shares                                                           --           5,000
  Class R2 shares                                                          --           5,000
  Class R3 shares                                                          --           5,000
  Class R4 shares                                                   1,868,724       3,051,413
  Class R5 shares                                                          --           5,000
Reinvestment of distributions at net asset value
  Class A shares                                                  137,818,023      29,989,700
  Class B shares                                                   16,608,861       2,579,152
  Class C shares                                                    4,795,604         588,177
  Class R4 shares                                                   1,165,595         316,578
Payments for redemptions
  Class A shares                                                 (385,271,291)   (246,569,364)
  Class B shares                                                  (78,425,231)    (62,527,855)
  Class C shares                                                  (16,390,832)     (4,898,778)
  Class R4 shares                                                  (9,882,533)     (2,532,857)
---------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
  transactions                                                    100,450,380     558,195,721
---------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                          (526,063,560)    806,275,798
Net assets at beginning of year                                 2,198,424,447   1,392,148,649
---------------------------------------------------------------------------------------------
Net assets at end of year                                      $1,672,360,887  $2,198,424,447
---------------------------------------------------------------------------------------------
Undistributed net investment income                            $    3,943,366  $      735,546
---------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
54  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

CLASS A


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Sept. 30,                         2008         2007         2006         2005         2004
Net asset value, beginning of period                $12.48       $10.78        $9.96        $8.73        $7.88
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .24(b)       .22(b)       .18          .15          .12
Net gains (losses) (both realized and
 unrealized)                                         (2.71)        1.71          .80         1.22          .85
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (2.47)        1.93          .98         1.37          .97
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.23)        (.23)        (.16)        (.14)        (.12)
Distributions from realized gains                     (.68)          --           --           --           --
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.91)        (.23)        (.16)        (.14)        (.12)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $9.10       $12.48       $10.78        $9.96        $8.73
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)             $1,437       $1,872       $1,209         $938         $886
--------------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                                1.02%        1.12%        1.12%        1.09%         .99%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         2.20%        1.90%        1.84%        1.54%        1.37%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(e)                            123%         123%         122%         134%         127%
--------------------------------------------------------------------------------------------------------------
Total return(f)                                    (20.90%)      17.97%        9.88%       15.81%       12.31%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Sept. 30, 2008 were less than 0.01% of average net assets.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 89% for the year ended Sept. 30, 2008.
(f) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT  55

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


CLASS B


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Sept. 30,                         2008         2007         2006         2005         2004
Net asset value, beginning of period                $12.36       $10.69        $9.88        $8.66        $7.83
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .15(b)       .13(b)       .10          .07          .05
Net gains (losses) (both realized and
 unrealized)                                         (2.67)        1.68          .80         1.22          .83
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (2.52)        1.81          .90         1.29          .88
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.15)        (.14)        (.09)        (.07)        (.05)
Distributions from realized gains                     (.68)          --           --           --           --
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.83)        (.14)        (.09)        (.07)        (.05)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $9.01       $12.36       $10.69        $9.88        $8.66
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $169         $243         $146          $96          $90
--------------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                                1.78%        1.88%        1.89%        1.86%        1.76%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         1.43%        1.14%        1.09%         .78%         .59%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(e)                            123%         123%         122%         134%         127%
--------------------------------------------------------------------------------------------------------------
Total return(f)                                    (21.50%)      17.02%        9.09%       14.93%       11.26%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Sept. 30, 2008 were less than 0.01% of average net assets.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 89% for the year ended Sept. 30, 2008.
(f) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
56  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


CLASS C


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Sept. 30,                         2008         2007         2006         2005         2004
Net asset value, beginning of period                $12.31       $10.66        $9.86        $8.65        $7.82
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .16(b)       .14(b)       .10          .08          .06
Net gains (losses) (both realized and
 unrealized)                                         (2.67)        1.66          .79         1.21          .83
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (2.51)        1.80          .89         1.29          .89
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.15)        (.15)        (.09)        (.08)        (.06)
Distributions from realized gains                     (.68)          --           --           --           --
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.83)        (.15)        (.09)        (.08)        (.06)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $8.97       $12.31       $10.66        $9.86        $8.65
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $59          $67          $23           $7           $4
--------------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                                1.77%        1.88%        1.89%        1.87%        1.77%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         1.47%        1.16%        1.14%         .78%         .58%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(e)                            123%         123%         122%         134%         127%
--------------------------------------------------------------------------------------------------------------
Total return(f)                                    (21.47%)      16.97%        9.11%       14.92%       11.36%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Sept. 30, 2008 were less than 0.01% of average net assets.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 89% for the year ended Sept. 30, 2008.
(f) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT  57

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


CLASS I


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Sept. 30,                         2008        2007(B)
Net asset value, beginning of period                $12.47       $11.52
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .28          .22
Net gains (losses) (both realized and
 unrealized)                                         (2.71)        1.00
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (2.43)        1.22
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.27)        (.27)
Distributions from realized gains                     (.68)          --
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.95)        (.27)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $9.09       $12.47
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--          $--
--------------------------------------------------------------------------------------------------------------
Total expenses(d),(e)                                 .63%         .73%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         2.59%        2.33%(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(g)                            123%         123%
--------------------------------------------------------------------------------------------------------------
Total return                                       (20.60%)      10.70%(h)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Dec. 11, 2006 (inception date) to Sept. 30, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Sept. 30, 2008 were less than 0.01% of average net assets.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 89% for the year ended Sept. 30, 2008.
(h) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
58  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


CLASS R2


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Sept. 30,                         2008        2007(B)
Net asset value, beginning of period                $12.47       $11.52
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .22          .14
Net gains (losses) (both realized and
 unrealized)                                         (2.69)        1.00
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (2.47)        1.14
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.23)        (.19)
Distributions from realized gains                     (.68)          --
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.91)        (.19)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $9.09       $12.47
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--          $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         1.45%        1.54%(f)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     1.20%        1.54%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         1.98%        1.51%(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(i)                            123%         123%
--------------------------------------------------------------------------------------------------------------
Total return                                       (20.93%)      10.01%(j)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Dec. 11, 2006 (inception date) to Sept. 30, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waived/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Sept. 30, 2008 were less than 0.01% of average net assets.
(i) Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 89% for the year ended Sept. 30, 2008.
(j) Not annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT  59

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


CLASS R3


PER SHARE INCOME AND CAPITAL CHANGES(A)
Fiscal period ended Sept. 30,                         2008        2007(B)
Net asset value, beginning of period                $12.47       $11.52
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .25          .17
Net gains (losses) (both realized and
 unrealized)                                         (2.69)        1.00
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (2.44)        1.17
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.26)        (.22)
Distributions from realized gains                     (.68)          --
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.94)        (.22)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $9.09       $12.47
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--          $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         1.20%        1.32%(f)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                      .95%        1.32%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         2.26%        1.75%(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(i)                            123%         123%
--------------------------------------------------------------------------------------------------------------
Total return                                       (20.72%)      10.22%(j)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Dec. 11, 2006 (inception date) to Sept. 30, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waived/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Sept. 30, 2008 were less than 0.01% of average net assets.
(i) Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 89% for the year ended Sept. 30, 2008.
(j) Not annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
60  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


CLASS R4


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Sept. 30,                         2008         2007         2006         2005         2004
Net asset value, beginning of period                $12.48       $10.78        $9.96        $8.72        $7.88
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .26(b)       .24(b)       .21          .16          .13
Net gains (losses) (both realized and
 unrealized)                                         (2.71)        1.70          .79         1.24          .84
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (2.45)        1.94         1.00         1.40          .97
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.25)        (.24)        (.18)        (.16)        (.13)
Distributions from realized gains                     (.68)          --           --           --           --
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.93)        (.24)        (.18)        (.16)        (.13)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $9.10       $12.48       $10.78        $9.96        $8.72
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                 $7          $17          $14           $4           $5
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                          .93%        1.03%         .96%         .92%         .83%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                      .78%        1.00%         .96%         .92%         .83%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         2.31%        2.01%        2.07%        1.72%        1.54%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(g)                            123%         123%         122%         134%         127%
--------------------------------------------------------------------------------------------------------------
Total return                                       (20.71%)      18.08%       10.07%       16.13%       12.37%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Sept. 30, 2008 were less than 0.01% of average net assets.
(g) Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 89% for the year ended Sept. 30, 2008.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT  61

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


CLASS R5


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Sept. 30,                         2008        2007(B)
Net asset value, beginning of period                $12.47       $11.52
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .27          .22
Net gains (losses) (both realized and
 unrealized)                                         (2.71)         .99
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (2.44)        1.21
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.26)        (.26)
Distributions from realized gains                     (.68)          --
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.94)        (.26)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $9.09       $12.47
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--          $--
--------------------------------------------------------------------------------------------------------------
Total expenses(d),(e)                                 .70%         .80%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         2.52%        2.27%(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(g)                            123%         123%
--------------------------------------------------------------------------------------------------------------
Total return                                       (20.66%)      10.65%(h)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Dec. 11, 2006 (inception date) to Sept. 30, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Sept. 30, 2008 were less than 0.01% of average net assets.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 89% for the year ended Sept. 30, 2008.
(h) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
62  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

RiverSource Strategic Allocation Fund (the Fund) is a series of RiverSource Strategic Allocation Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Strategic Allocation Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board of Directors (the Board). The Fund's assets primarily are allocated among four asset classes: (1) U.S. equities, (2) U.S. and foreign debt securities, (3) foreign equity securities and (4) cash.

The Fund offers Class A, Class B, Class C, Class I, Class R2, Class R3, Class R4 and Class R5 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I, Class R2, Class R3, Class R4 and Class R5 shares are sold without a front-end sales charge or CDSC and are offered to qualifying institutional investors.

At Sept. 30, 2008, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) owned 100% of Class I, Class R2, Class R3 and Class R5 shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at

--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT  63

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. Swap transactions are valued through an authorized pricing service, broker, or an internal model.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost, which approximates fair value.

ILLIQUID SECURITIES
At Sept. 30, 2008, investments in securities included issues that are illiquid which the Fund currently limits to 15% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Sept. 30, 2008 was $1, representing less than 0.01% of net assets. These securities may be valued at fair

--------------------------------------------------------------------------------
64  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------



value according to procedures approved, in good faith, by the Board. According to Board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS
Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At Sept. 30, 2008, the Fund has outstanding when-issued securities of $45,965,750.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain or loss. Losses may arise due to changes in the value of the securities or if a counterparty does not perform under the terms of the agreement. If a counterparty files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited.

OPTION TRANSACTIONS
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the

--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT  65

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. At Sept. 30, 2008, and for the year then ended, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures and options on futures are valued daily based upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Sept. 30, 2008, foreign currency holdings consisted of multiple denominations.


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66  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT

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The Fund may enter into forward foreign currency contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the counterparty will not complete its contract obligations.

FORWARD SALE COMMITMENTS
The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. During the time a forward sale commitment is outstanding, equivalent deliverable securities, or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Valuation of securities" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into. Forward sale commitments outstanding at period end are listed in the Notes to Portfolio of Investments.

CREDIT DEFAULT SWAP TRANSACTIONS
The Fund may enter into credit default swap contracts to increase or decrease its credit exposure to an issuer, obligation, portfolio, or index of issuers or obligations, to hedge its exposure on an obligation that it owns or in lieu of selling such obligations. As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If the credit event specified in the contract occurs, the Fund will be required to deliver either the referenced obligation or an equivalent cash amount to the protection seller and in exchange the Fund will receive the notional amount from the seller. The difference between the value of the obligation delivered and the notional amount received will be recorded as a realized gain

--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT  67

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


(loss). As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If the credit event specified in the contract occurs, the Fund will receive the referenced obligation or an equivalent cash amount in exchange for the payment of the notional amount to the protection buyer. The difference between the value of the obligation received and the notional amount paid will be recorded as a realized gain (loss). As a protection seller, the maximum amount of the payment made by the Fund may equal the notional amount (shown in the Credit Default Swap Contracts Outstanding table following the Portfolio of Investments), at par, of the underlying index or security as a result of the related credit event.

The notional amounts of credit default swap contracts are not recorded in the financial statements. Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability and amortized daily as a component of realized gain (loss) on the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness.

CMBS TOTAL RETURN SWAP TRANSACTIONS
The Fund may enter into swap agreements to earn the total return on a specified security or index of fixed income securities. CMBS total return swaps are bilateral financial contracts designed to replicate synthetically the total returns of commercial mortgage-backed securities. Under the terms of the swaps, the Fund either receives or pays the total return on a reference security or index applied to a notional principal amount. In return, the Fund agrees to pay or receive from the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the financial statements. Swaps are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time realized gain (loss) is recorded. Payments received or made are recorded as realized gains (losses).


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68  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT

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Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Total return swaps are subject to the risk that the counterparty will default on its obligation to pay net amounts due to the Fund. At Sept. 30, 2008, the Fund had no outstanding CMBS total return swap contracts.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Financial Accounting Standards Board (FASB) Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of futures contracts, foreign currency transactions, recognition of unrealized appreciation (depreciation) for certain derivative investments, passive foreign investment company (PFIC) holdings, re-characterization of REIT distributions, and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ

--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT  69

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



from the year that the income or realized gains (losses) were recorded by the Fund.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $141,249 and accumulated net realized gain has been decreased by $141,249.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED SEPT. 30,                        2008         2007*
-----------------------------------------------------------------
CLASS A
Distributions paid from:
    Ordinary income....................  43,776,060   $30,526,996
    Long-term capital gain.............  96,295,325            --
CLASS B
Distributions paid from:
    Ordinary income....................   4,053,933     2,639,993
    Long-term capital gain.............  12,987,691            --
CLASS C
Distributions paid from:
    Ordinary income....................   1,274,649       626,531
    Long-term capital gain.............   3,788,310            --
CLASS I
Distributions paid from:
    Ordinary income....................         139           117
    Long-term capital gain.............         273            --
CLASS R2
Distributions paid from:
    Ordinary income....................         121            84
    Long-term capital gain.............         273            --
CLASS R3
Distributions paid from:
    Ordinary income....................         133            94
    Long-term capital gain.............         273            --
CLASS R4
Distributions paid from:
    Ordinary income....................     304,200       316,578
    Long-term capital gain.............     861,395            --


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70  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------



YEAR ENDED SEPT. 30,                        2008         2007*
-----------------------------------------------------------------
CLASS R5
Distributions paid from:
    Ordinary income....................        $136          $115
    Long-term capital gain.............         273            --


* Class I, Class R2, Class R3, and Class R5 are for the period from Dec. 11, 2006 (inception date) to Sept. 30, 2007.

At Sept. 30, 2008, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income.................  $   4,057,110
Undistributed accumulated long-term gain......  $  48,294,374
Unrealized appreciation (depreciation)........  $(355,977,345)


RECENT ACCOUNTING PRONOUNCEMENTS
In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (SFAS 161), "Disclosures about Derivative Instruments and Hedging
Activities -- an amendment of FASB Statement No. 133," which requires enhanced disclosures about a fund's derivative and hedging activities. Funds are required to provide enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect a fund's financial position, financial performance, and cash flows. SFAS 161 is effective for financial statements issued for periods beginning after Nov. 15, 2008. As of Sept. 30, 2008, management does not believe the adoption of SFAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

On Sept. 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a hierarchy for measuring fair value, and requires additional disclosures about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period. The application of SFAS 157 will be effective for the Fund's fiscal year beginning Oct. 1, 2008. The adoption of SFAS 157 is not anticipated to have a material impact on the Fund's financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.


--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT  71

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


DIVIDENDS TO SHAREHOLDERS
Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.57% to 0.39% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Flexible Portfolio Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.08% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the management fee by $1,260,515 for the year ended Sept. 30, 2008. The management fee for the year ended Sept. 30, 2008 was 0.50% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% annually as the Fund's assets increase. The fee for the year ended Sept. 30, 2008 was 0.07% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited

--------------------------------------------------------------------------------
72  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------



administrative services to the Fund and the Board. For the year ended Sept. 30, 2008, other expenses paid to this company were $6,796.

COMPENSATION OF BOARD MEMBERS
Compensation of board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R2, Class R3, Class R4 and Class R5 shares.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has an agreement with RiverSource Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class R3 shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and

--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT  73

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


Class C shares. For Class B and Class C shares, up to 0.75% of the fee is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed expense") was approximately $8,312,000 and $375,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of July 31, 2008, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges received by the Distributor for distributing Fund shares were $5,146,395 for Class A, $201,793 for Class B and $23,270 for Class C for the year ended Sept. 30, 2008.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended Sept. 30, 2008, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), including the adjustment under the terms of a performance incentive arrangement, were as follows:

Class R2............................................  1.20%
Class R3............................................  0.95
Class R4............................................  0.78


The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class R4..........................................  $2,149


The waived/reimbursed fees and expenses for the plan administration services fees at the class level were as follows:

Class R2..........................................     $12
Class R3..........................................      12
Class R4..........................................  13,597




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74  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT

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The Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until Sept. 30, 2009, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, will not exceed the following percentage of the Fund's average daily net assets:

Class R4............................................  0.96%


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

EARNINGS AND BANK FEE CREDITS
During the year ended Sept. 30, 2008, the Fund's custodian and transfer agency fees were reduced by $62,417 as a result of earnings and bank fee credits from overnight cash balances. The Fund pays custodian fees to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations, but including mortgage dollar rolls) aggregated $2,421,046,288 and $2,497,701,384, respectively, for the year ended Sept. 30, 2008. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:


                                       YEAR ENDED SEPT. 30, 2008
                                    ISSUED FOR
                                    REINVESTED                        NET
                         SOLD     DISTRIBUTIONS    REDEEMED   INCREASE (DECREASE)
---------------------------------------------------------------------------------
Class A               31,548,146    12,692,778   (36,281,400)       7,959,524
Class B                5,245,376     1,532,293    (7,673,046)        (895,377)
Class C                2,312,221       445,373    (1,590,374)       1,167,220
Class R4                 166,119       106,361      (875,172)        (602,692)
---------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT  75

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


                                       YEAR ENDED SEPT. 30, 2007
                                    ISSUED FOR
                                    REINVESTED                        NET
                         SOLD     DISTRIBUTIONS    REDEEMED   INCREASE (DECREASE)
---------------------------------------------------------------------------------
Class A               56,135,300     2,492,340   (20,791,248)      37,836,392
Class B               10,906,880       216,202    (5,155,193)       5,967,889
Class C                3,693,718        49,294      (416,702)       3,326,310
Class I*                     434            --            --              434
Class R2*                    434            --            --              434
Class R3*                    434            --            --              434
Class R4                 259,899        26,366      (212,989)          73,276
Class R5*                    434            --            --              434
---------------------------------------------------------------------------------


*   For the period from Dec. 11, 2006 (inception date) to Sept. 30, 2007.

5. LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The Fund receives collateral in the form of cash and U.S. government securities, equal to at least 100% of the value of securities loaned, which is marked to the market value of the loaned securities daily until the securities are returned (e.g., if the value of the securities on loan increases, additional cash collateral is provided by the borrower). The Investment Manager serves as securities lending agent for the Fund under the Investment Management Services Agreement pursuant to which the Fund has agreed to reimburse the Investment Manager for expenses incurred by it in connection with the lending program, and pursuant to guidelines adopted by and under the oversight of the Board. At Sept. 30, 2008, securities valued at $3,541,398 were on loan to brokers. For collateral, the Fund received $3,816,900 in cash. Cash collateral received is invested in an affiliated money market fund and short-term securities, including U.S. government securities or other high-grade debt obligations, which are included in the Portfolio of Investments. Income from securities lending amounted to $805,265 for the year ended Sept. 30, 2008. Expenses paid to the Investment Manager as securities lending agent were $18,249 for the year ended Sept. 30, 2008, which are included in other expenses on the Statement of Operations. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.


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76  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------



6. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of the RiverSource Short-Term Cash Fund aggregated $1,316,297,838 and $1,352,630,989, respectively, for the year ended Sept. 30, 2008. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found on the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at Sept. 30, 2008, can be found in the Portfolio of Investments.

7. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 16, 2008, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $475 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $175 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $650 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Under the prior credit facility, the collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permitted collective borrowings up to $500 million. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. Under the prior credit facility, interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. Under the prior credit facility, the Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. The Fund had no borrowings during the year ended Sept. 30, 2008.


--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT  77

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


8. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co., Inc. (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before

--------------------------------------------------------------------------------
78  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------




September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG). In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and the distributor of the Seligman Funds, Seligman Advisors, Inc., relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc., Seligman Data Corp. (transfer agent for the Seligman Funds) and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit. Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by Seligman and not by the Seligman Funds. If the NYAG obtains injunctive relief, Seligman and its affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies. Seligman does not believe that the foregoing legal action or other possible actions will have a material adverse impact on Seligman or its clients, including the Seligman Funds and other investment companies managed by it; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine

--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT  79

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
80  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE STRATEGIC ALLOCATION FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Strategic Allocation Fund (the
Fund) (one of the portfolios constituting the RiverSource Strategic Allocation Series, Inc.) as of September 30, 2008, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through September 30, 2006, were audited by other auditors whose report dated November 20, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT  81

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued) ------------


In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource Strategic Allocation Fund of the RiverSource Strategic Allocation Series, Inc. at September 30, 2008, the results of its operations for the year then ended, and changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
November 18, 2008


--------------------------------------------------------------------------------
82  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Sept. 30, 2008

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................     76.74%
    Dividends Received Deduction for corporations................     52.43%
    U.S. Government Obligations..................................      0.00%
CAPITAL GAIN DISTRIBUTION - the Fund designates $113,933,813 to be taxed as long-term capital gain.



The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT  83

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource complex of funds that each Board member oversees consists of 162 funds, which includes 104 RiverSource funds and 58 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Funds, 1999-2006; former Governor of  None
901 S. Marquette Ave.      1999                  Minnesota
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley College
Age 57
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007, Board     College                                                  Inc. (manufactures
Minneapolis, MN 55402      member since 2002                                                              irrigation systems)
Age 69

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
84  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
100 Park Avenue            2008*                 former Director, Great Western Financial Corporation
New York, NY 10017 Age 64                        (bank holding company) and its principal subsidiary,
                                                 Great Western Bank (federal savings bank)
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------
Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C.; Director, Vibration       Lead Outside
100 Park Avenue            2008*                 Control Technologies, LLC (auto vibration technology);   Director, Digital
New York, NY 10017                               Director and Chairman, Highland Park Michigan Economic   Ally, Inc. (digital
Age 66                                           Development Corp; and Chairman, Detroit Public Schools   imaging); and
                                                 Foundation. Formerly, Chairman and Chief Executive       Infinity, Inc. (oil
                                                 Officer, Q Standards Worldwide, Inc. (library of         and gas exploration
                                                 technical standards); Director, Kerr-McGee Corporation   and production);
                                                 (diversified energy and chemical company); Trustee, New  Director, OGE Energy
                                                 York University Law Center Foundation; Vice Chairman,    Corp. (energy and
                                                 Detroit Medical Center and Detroit Economic Growth       energy services
                                                 Corp.                                                    provider offering
                                                                                                          physical delivery
                                                                                                          and related services
                                                                                                          for both electricity
                                                                                                          and natural gas)
------------------------------------------------------------------------------------------------------------------------------

Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceutical, Inc.
Minneapolis, MN 55402                            Biotech                                                  (biotechnology);
Age 64                                                                                                    Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------


* Mr. Richie will become a Board member effective November 2008. Mr. Maher will become a Board member effective December 2008.


--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT  85

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------


BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. and President,
Financial Center           Vice President since  Chairman of the Board and Chief Investment Officer,
Minneapolis, MN 55474      2002                  RiverSource Investments, LLC since 2005; Director,
Age 48                                           President and Chief Executive Officer, Ameriprise
                                                 Certificate Company and Chairman of the Board, Chief
                                                 Executive Officer and President, RiverSource
                                                 Distributors, Inc. since 2006; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc. and Chairman of the Board and Chief
                                                 Investment Officer, RiverSource Investments, LLC, 2001-
                                                 2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.


--------------------------------------------------------------------------------
86  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           since 2006; Director and Vice President -- Asset
Minneapolis, MN 55474                            Management, Products and Marketing, RiverSource
Age 43                                           Distributors, Inc. since 2006; Managing Director and
                                                 Global Head of Product, Morgan Stanley Investment
                                                 Management, 2004-2006; President, Touchstone
                                                 Investments, 2002-2004
--------------------------------------------------------------------------------------------------------

Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 44                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Vice President -- Asset Management and Trust Company
5228 Ameriprise Financial  2006                  Services, RiverSource Investments, LLC since 2006; Vice
Center Minneapolis, MN                           President -- Operations and Compliance, RiverSource
55474                                            Investments, LLC, 2004-2006; Director of Product
Age 43                                           Development -- Mutual Funds, Ameriprise Financial,
                                                 Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006
Minneapolis, MN 55474
Age 53
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 49                                           since 2006; Vice President, General Counsel and
                                                 Secretary, Ameriprise Certificate Company since 2005;
                                                 Vice President -- Asset Management Compliance,
                                                 Ameriprise Financial, Inc., 2004-2005; Senior Vice
                                                 President and Chief Compliance Officer, USBancorp Asset
                                                 Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Jennifer D. Lammers        Chief Compliance      U.S. Asset Management Chief Compliance Officer,
172 Ameriprise Financial   Officer since 2006    RiverSource Investments, LLC since 2006;
Center                                           Director -- Mutual Funds, Voyageur Asset Management,
Minneapolis, MN 55474                            2003-2006; Director of Finance, Voyageur Asset
Age 47                                           Management, 2000-2003

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT  87

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Neysa M. Alecu             Money Laundering      Compliance Director and Anti-Money Laundering Officer,
2934 Ameriprise Financial  Prevention Officer    Ameriprise Financial, Inc. since 2004; Manager Anti-
Center                     since 2004            Money Laundering, Ameriprise Financial, Inc., 2003-
Minneapolis, MN 55474                            2004; Compliance Director and Bank Secrecy Act Officer,
Age 44                                           American Express Centurion Bank, 2000-2003
--------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
88  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT ----------------------------------------------------------------------

RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement") RiverSource Investments provides investment advice and other services to the Fund and all RiverSource funds (collectively, the "Funds").

On an annual basis, the Fund's Board of Directors (the "Board"), including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. RiverSource Investments prepared detailed reports for the Board and its Contracts Committee in March and April 2008, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource Investments addressing the services RiverSource Investments provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts, Investment Review and Compliance Committees in determining whether to continue the IMS Agreement. At the April 9-10, 2008 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by RiverSource Investments: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource Investments, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource Investments, including, in particular, the continued investment in, and resources dedicated to, the Fund's operations, particularly in the areas of trading systems, new product initiatives, legal and compliance. Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource Investments, the Board considered the quality of the administrative and transfer agency services provided by RiverSource Investments' affiliates to the Fund. The Board also reviewed the financial condition of RiverSource Investments (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by RiverSource Investments). The Board concluded that the services

--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT  89

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------



being performed under the IMS Agreement were of a reasonably high quality, particularly in light of recent market conditions.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that RiverSource Investments and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods (including since inception), recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2006 to December 2007. The Board observed that the Fund's investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource Investments and its Affiliates from their Relationships with the
Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource Investments' profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund, with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) was below the peer group's median expense ratio shown in the reports. The Board also considered the Fund's performance incentive adjustment and noted its continued appropriateness. Based on its review, the Board concluded that the

--------------------------------------------------------------------------------
90  RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------



Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of RiverSource Investments and its affiliates in connection with RiverSource Investments providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource Investments and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the past two years. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource Investments as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 10, 2008, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement.

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
                 RIVERSOURCE STRATEGIC ALLOCATION FUND -- 2008 ANNUAL REPORT  91

RIVERSOURCE STRATEGIC ALLOCATION FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. RiverSource(R) mutual funds are
                                distributed by RiverSource Distributors, Inc., Member FINRA, and managed by RiverSource Investments, LLC. These companies are part of Ameriprise Financial, Inc.
(RIVERSOURCE INVESTMENTS LOGO)  (C) 2008 RiverSource Distributors, Inc.                          S-6141 AE (11/08)

Annual Report
and Prospectus
                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE
STRATEGIC INCOME ALLOCATION FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
SEPTEMBER 30, 2008
(Prospectus also enclosed)

RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND SEEKS TO
PROVIDE SHAREHOLDERS WITH A HIGH LEVEL OF CURRENT
INCOME WITH CAPITAL GROWTH AS A SECONDARY OBJECTIVE.


This annual report includes a prospectus that
describes in detail the Fund's objective,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you
invest or send money.                            (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    3

Manager Commentary.................    6

The Fund's Long-term Performance...   12

Fund Expenses Example..............   14

Portfolio of Investments...........   17

Statement of Assets and
  Liabilities......................   39

Statement of Operations............   41

Statements of Changes in Net
  Assets...........................   43

Financial Highlights...............   45

Notes to Financial Statements......   52

Report of Independent Registered
  Public Accounting Firm...........   68

Federal Income Tax Information.....   70

Board Members and Officers.........   71

Proxy Voting.......................   75



                     (DALBAR LOGO)

The RiverSource mutual fund shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The
Seal recognizes communications demonstrating a level of excellence in the industry.


--------------------------------------------------------------------------------
2  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2008 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Strategic Income Allocation Fund (the Fund) Class A shares declined 4.74% (excluding sales charge) for the 12 months ended Sept. 30, 2008.

> The Fund underperformed the 3.65% gain of the Lehman Brothers Aggregate Bond
  Index, an unmanaged index representing U.S. taxable investment-grade bonds, during the same period.

> The Fund outperformed the Lipper Multi-Sector Income Funds Index, representing the Fund's peer group, which fell 5.35%.

ANNUALIZED TOTAL RETURNS (for period ended Sept. 30, 2008)
--------------------------------------------------------------------------------


                                                         Since
                                             1 year  Inception(a)
-----------------------------------------------------------------
RiverSource Strategic Income Allocation
  Fund Class A
  (excluding sales charge)                   -4.74%     -3.20%
-----------------------------------------------------------------
Lehman Brothers Aggregate Bond Index
  (unmanaged)                                +3.65%     +4.68%
-----------------------------------------------------------------
Lipper Multi-Sector Income Funds Index       -5.35%     -3.55%
-----------------------------------------------------------------



(a) Fund data is from May 17, 2007. Lehman Brothers Aggregate Bond Index and Lipper peer group data is from June 1, 2007.

(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
           RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2008 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

STYLE MATRIX
--------------------------------------------------------------------------------



        DURATION
SHORT    INT.     LONG
                          HIGH
           X              MEDIUM   QUALITY
                          LOW



Shading within the style matrix indicates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

PORTFOLIO STATISTICS
--------------------------------------------------------------------------------

Weighted average life(1)     4.8 years
--------------------------------------
Effective duration(2)        3.7 years
--------------------------------------
Weighted average loan and
  bond rating(3)                    A-
--------------------------------------




ANNUAL OPERATING EXPENSE RATIO
(as of the current prospectus)
--------------------------------------------------------------------------------

                            Total
---------------------------------
Class A                     1.13%
---------------------------------
Class B                     1.90%
---------------------------------
Class C                     1.90%
---------------------------------
Class R2                    1.63%
---------------------------------
Class R3                    1.36%
---------------------------------
Class R4                    1.12%
---------------------------------
Class R5                    0.88%
---------------------------------


(1) WEIGHTED AVERAGE LIFE measures a loan or a bond's maturity, which takes into consideration the possibility that the issuer may call the loan or the bond before its maturity date.
(2) EFFECTIVE DURATION measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.
(3) WEIGHTED AVERAGE LOAN AND BOND RATING represents the average credit quality of the underlying loans and bonds in the portfolio.

There are risks associated with fixed income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, have more volatile prices and carry more risk to principal and income than investment grade securities.

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets.


--------------------------------------------------------------------------------
4  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT SEPT. 30, 2008
                                                          SINCE
Without sales charge                           1 YEAR  INCEPTION*
Class A (inception 5/17/07)                    -4.74%    -3.20%
-----------------------------------------------------------------
Class B (inception 5/17/07)                    -5.47%    -3.92%
-----------------------------------------------------------------
Class C (inception 5/17/07)                    -5.57%    -4.01%
-----------------------------------------------------------------
Class R2 (inception 8/01/08)                     N/A     -3.64%
-----------------------------------------------------------------
Class R3 (inception 8/01/08)                     N/A     -3.59%
-----------------------------------------------------------------
Class R4 (inception 8/01/08)                     N/A     -3.56%
-----------------------------------------------------------------
Class R5 (inception 8/01/08)                     N/A     -3.51%
-----------------------------------------------------------------

With sales charge
Class A (inception 5/17/07)                    -9.26%    -6.58%
-----------------------------------------------------------------
Class B (inception 5/17/07)                   -10.01%    -6.58%
-----------------------------------------------------------------
Class C (inception 5/17/07)                    -6.48%    -4.01%
-----------------------------------------------------------------



Class A share performance reflects the maximum sales charge of 4.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class R2, Class R3, Class R4 and Class R5 shares. Class R2, Class R3, Class R4 and Class R5 are available to institutional investors only.

* For classes with less than 10 years performance.


--------------------------------------------------------------------------------
           RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2008 ANNUAL REPORT  5

MANAGER COMMENTARY -------------------------------------------------------------

Dear Shareholders,

RiverSource Strategic Income Allocation Fund (the Fund) Class A shares declined 4.74% (excluding sales charge) for the 12 months ended Sept. 30, 2008. The Fund underperformed the 3.65% gain of the Lehman Brothers Aggregate Bond Index (Lehman Index), an unmanaged index representing U.S. taxable investment-grade bonds, during the same period. However, the Fund outperformed the Lipper Multi-Sector Income Funds Index, representing the Fund's peer group, which fell 5.35%.

SIGNIFICANT PERFORMANCE FACTORS
Financial markets globally struggled during the annual period given the intensifying credit crisis, further downdrafts in the U.S. housing market, and uncertainty surrounding the impact a U.S. economic slowdown could have on international economies. Investors also faced soaring energy prices, unemployment and inflation for most of the annual period. In an effort to prop up the slumping economy and stabilize the financial markets, the U.S. Federal Reserve Board (the Fed) cut the targeted federal funds rate by a dramatic 275 basis points, or 2.75%, bringing it to 2.00% by the end of April 2008. In addition, the government passed an economic stimulus package. Despite all of these efforts, the markets continued to experience high volatility and downward pressures on stock and commodity prices over the summer. In September, the markets were roiled by Lehman Brothers and Washington Mutual filing for bankruptcy

ASSET ALLOCATION & SECTOR DIVERSIFICATION(1)
(at Sept. 30, 2008; % of portfolio assets)
---------------------------------------------------------------------

BONDS                                      54.1%
------------------------------------------------
Asset-Backed                                0.9%
------------------------------------------------
Commercial Mortgage-Backed                  4.7%
------------------------------------------------
Corporate Bonds                            12.6%
------------------------------------------------
Foreign Government                          7.7%
------------------------------------------------
Mortgage-Backed                            14.7%
------------------------------------------------
U.S. Government Obligations & Agencies     13.5%
------------------------------------------------

SENIOR LOANS                               27.9%
------------------------------------------------

STOCKS                                      8.0%
------------------------------------------------
CASH & CASH EQUIVALENTS(2)                 10.0%
------------------------------------------------


(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.
(2) Of the 10.0%, 4.6% is due to securities purchased on a forward-commitment basis.


--------------------------------------------------------------------------------
6  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

as well as by the government taking control of mortgage giants Fannie Mae and Freddie Mac and providing an emergency loan to save insurer AIG. Just days after the end of the annual period, a $700 billion bailout package was passed by Congress in an effort to jump-start the credit markets and provide some stability for the economy.

Given these macroeconomic conditions, U.S. and international equities experienced both a sizable correction and heightened volatility during the annual period. Fixed income fared somewhat better, generating positive returns due primarily to the performance of higher quality sectors such as U.S. Treasuries, which led the way as investors sought relative safety.

The Fund's holdings in higher quality fixed income securities helped its performance most, as higher quality sectors of the fixed income market outperformed lower quality sectors during the annual period. An exposure to Treasury inflation-protected securities (TIPS) particularly worked to the Fund's benefit, as interest rates fell while inflation expectations remained elevated, thereby boosting the return on TIPS versus other U.S. bonds. An allocation to U.S. Treasury securities and U.S. government agency securities also helped, as these sectors, with TIPS, were the best performing sectors of the fixed income market for the period.


QUALITY BREAKDOWN
(at Sept. 30, 2008; % of portfolio assets excluding cash equivalents and equities)
---------------------------------------------------------------------

AAA rating                                 41.6%
------------------------------------------------
AA rating                                   1.5%
------------------------------------------------
A rating                                    2.3%
------------------------------------------------
BBB rating                                  8.9%
------------------------------------------------
BB rating                                  20.1%
------------------------------------------------
B rating                                   23.3%
------------------------------------------------
CCC rating                                  1.2%
------------------------------------------------
Non-rated                                   1.1%
------------------------------------------------


Ratings apply to the underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor's rating is used to determine the credit quality of a security. Standard and Poor's rates the creditworthiness of loans and bonds, with 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor's doesn't rate a security, then Moody's rating is used. RiverSource Investments, LLC, the Fund's investment manager, rates a security using an internal rating system when Moody's doesn't provide a rating.


--------------------------------------------------------------------------------
           RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2008 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------

Individual issue selection within investment grade corporate bonds helped, especially the Fund's emphasis on shorter maturity bonds. This positive, however, was partially offset by the detracting effect of the investment grade corporate bond sector declining on an absolute basis.

Positioning in lower quality fixed income securities, including high yield bank loans and high yield corporate bonds, hurt the Fund's results most. Below investment grade fixed income securities underperformed higher quality fixed income sectors during the period, hit by the toxic combination of growing credit concerns and the liquidity crunch, which curtailed dealers' willingness to trade in riskier sectors. Further detracting from the Fund's results was a short duration relative to the Lehman Index, as interest rates declined throughout the annual period. Rates declined as credit concerns and a weak equity market drove up demand for relatively safer assets among investors seeking principal protection. Duration is a measure of the Fund's sensitivity to changes in interest rates.

The Fund maintained a modest allocation of approximately 8% of its assets to U.S. large-cap equities and real estate investment trusts (REITs) during the period, consistent with the Fund's long-term target allocation to equities. This positioning detracted from the Fund's performance, as large-cap equities and REITs significantly lagged the performance of fixed income during the period. More specifically, the Fund's allocation to large-cap equities was driven by three quantitative investment models -- momentum, value and quality -- we employ in selecting stocks for the Fund's portfolio. For the annual period, the momentum and quality models outperformed the S&P 500 Index (an unmanaged index of common stocks) for the annual period, although not enough to completely offset the underperformance of the value model.

Following a specific, disciplined process in the equity portion of the portfolio, we do not make sector or industry bets based on economic or equity market outlooks. That said, during the period, the Fund's quantitative models led us to a bias toward quality stocks and toward mega-cap, or the largest-cap, stocks, both of which boosted results, as these equity sectors performed comparatively better than smaller-cap and lower quality stocks. At the same time, however, the Fund's models positioned its equity portfolio toward the cheapest price/earnings stocks, which detracted. Overall, sector allocation proved effective, contributing

--------------------------------------------------------------------------------
8  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


to the Fund's results. Specifically, sizable allocations to energy and health care helped as did having only modest exposure to industrials, information technology and telecommunications. These positives more than offset the detracting effect of having significantexposure to financials, which was the worst performing sector of the S&P 500 Index for the annual period, and a more modest allocation to the stronger consumer staples sector. Stock selection overall detracted from results, with stock selection in financials particularly disappointing.

CHANGES TO THE FUND'S PORTFOLIO
We reduced the Fund's allocation to cash during the period and redeployed proceeds into a meaningful increase in the Fund's exposure to higher quality bonds across the various fixed income sectors, but most especially to TIPS and global bonds. We also boosted the Fund's position in non-U.S. dollar bonds, or bonds denominated in foreign currencies. We reduced the Fund's exposure to lower quality bonds, particularly emerging market bonds, as we found what we believed to be more attractive opportunities in higher quality bonds. We kept the Fund's duration shorter than the Lehman Index throughout the annual period, but we reduced the magnitude of this shorter duration during the second half of the fiscal year, as we saw that the Fed would likely be on hold for some time.

We generally kept the Fund's exposure to equities static throughout the period. Within the large-cap equity portion of the Fund, any changes in the sub-portfolio's sector allocation over the period were the direct result of stock selection.



  The Fund's holdings in higher quality fixed income securities helped its performance most, as higher quality sectors of the fixed income market outperformed lower quality sectors during the annual period.






--------------------------------------------------------------------------------
           RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2008 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------

It should be noted that the quantitative models used to select the tactical asset allocation for the Fund -- one that measures long-term value and another that measures asset class momentum -- are run monthly. Prior to implementing the recommended allocation changes, the managers perform a qualitative review of the models' recommendations. This is done to ensure that there are not influences in the market environment that the models cannot take into account.

Overall, the Fund's portfolio turnover rate for the annual period was 137%.*

OUR FUTURE STRATEGY
Over the past year or so, the U.S. housing downturn spurred a global credit crisis resulting in over $550 billion in losses and write-downs.** While the turmoil has undoubtedly changed the face of the American financial system, government officials and policymakers have taken meaningful actions that we believe will begin to take effect over the remainder of this year and into 2009. Most recently, the $700 billion bailout bill may not mark an end to the crisis, but it is large enough in scale and scope that it should provide support to the market for mortgage-related assets. In our view, U.S. Treasuries seem overpriced with yields again near historic lows and well below the rate of inflation. In this market, we believe that the best opportunities are in the markets for investment grade non-Treasury bonds. Specifically, investment grade corporate bonds and mortgage-backed securities offer very attractive yields on a risk-adjusted basis. High yield corporate bonds are getting more attractive in our view, but are not exceedingly compelling considering the elevated credit risk for highly leveraged institutions.

We expect volatility within the financial markets to continue for some months ahead, and so we intend to stay true to our disciplined approach. Within fixed income, we will continue to follow a quantitative discipline that seeks to generate a high level of income and capital growth and to manage downside risk. Within the equity asset class, our focus going forward is to keep using our three well-tested models to seek to identify good performing stocks regardless of market conditions. In our view, employing style diversification remains a critical advantage to the Fund. We believe the Fund's consistent, disciplined approach should benefit performance over the long term. At the same time, it is important to note

--------------------------------------------------------------------------------
10  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


that the Fund maintains, outside of the quantitative models, some flexibility with a portion of its assets to take advantage of what we believe are attractive opportunities created by changing market conditions.



(PHOTO - DIMITRIS BERTSIMAS, PhD)                                     (PHOTO - COLIN LUNDGREN, CFA(R))

Dimitris Bertsimas, Ph.D.                                             Colin Lundgren, CFA(R)
Senior Portfolio Manager                                              Senior Portfolio Manager



 *A significant portion of the turnover was the result of "roll" transactions in liquid derivatives and Treasury securities. In the derivative transactions, positions in expiring contracts are liquidated and simultaneously replaced with positions in new contracts with equivalent characteristics. In the Treasury transactions, existing holdings are sold to purchase newly issued securities with slightly longer maturity dates. Although these transactions affect the turnover rate of the portfolio, they do not change the risk exposure or result in material transactions costs. The remaining turnover resulted from strategic reallocations and relative value trading. After transaction costs, we expect this activity to enhance the returns on the overall Fund.
**Source: Bloomberg.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.


--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2008 ANNUAL REPORT  11

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Strategic Income Allocation Fund Class A shares (from 6/1/07 to 9/30/08)* as compared to the performance of two widely cited performance indices, the Lehman Brothers Aggregate Bond Index and the Lipper Multi-Sector Income Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

* Fund data is from May 17, 2007. Lehman Brothers Aggregate Bond Index and Lipper peer group data is from June 1, 2007.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Sept. 30, 2008                                         SINCE
                                                     1 YEAR   INCEPTION(3)
RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                  $9,074       $9,109
--------------------------------------------------------------------------
        Average annual total return                  -9.26%       -6.58%
--------------------------------------------------------------------------
LEHMAN BROTHERS AGGREGATE BOND INDEX(1)
        Cumulative value of $10,00                  $10,365      $10,628
--------------------------------------------------------------------------
        Average annual total return                  +3.65%       +4.68%
--------------------------------------------------------------------------
LIPPER MULTI-SECTOR INCOME FUNDS INDEX(2)
        Cumulative value of $10,00                   $9,465       $9,530
--------------------------------------------------------------------------
        Average annual total return                  -5.35%       -3.55%
--------------------------------------------------------------------------



Results for other share classes can be found on page 5.


--------------------------------------------------------------------------------
12  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND LINE GRAPH)

                     RIVERSOURCE STRATEGIC
                       INCOME ALLOCATION
                           FUND CLASS            LEHMAN BROTHERS     LIPPER MULTI-SECTOR
                          A (INCLUDES            AGGREGATE BOND          INCOME FUNDS
                         SALES CHARGE)              INDEX(1)              INDEX(2)
                     ---------------------    ------------------    -------------------
6/1/07                      $ 9,525                $ 10,000              $ 10,000
9/30/07                       9,563                  10,254                10,068
3/31/08                       9,385                  10,790                10,138
9/30/08                       9,109                  10,628                 9,530




(1) The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Multi-Sector Income Funds Index includes the 10 largest multi-sector income funds tracked by Lipper Inc. The index's returns include net reinvested dividends.
(3) Fund data is from May 17, 2007. Lehman Brothers Aggregate Bond Index and Lipper peer group data is from June 1, 2007.


--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2008 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period indicated and held until Sept. 30, 2008.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
14  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

                                    BEGINNING         Ending         Expenses
                                  ACCOUNT VALUE    account value   paid during     Annualized
                                APRIL 1, 2008(a)  Sept. 30, 2008  the period(b)  expense ratio
----------------------------------------------------------------------------------------------
Class A
----------------------------------------------------------------------------------------------
  Actual(c)                          $1,000          $  970.60        $5.68          1.15%
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000          $1,019.30        $5.82          1.15%
----------------------------------------------------------------------------------------------

Class B
----------------------------------------------------------------------------------------------
  Actual(c)                          $1,000          $  966.90        $9.42          1.91%
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000          $1,015.49        $9.65          1.91%
----------------------------------------------------------------------------------------------

Class C
----------------------------------------------------------------------------------------------
  Actual(c)                          $1,000          $  965.90        $9.41          1.91%
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000          $1,015.49        $9.65          1.91%
----------------------------------------------------------------------------------------------

Class R2
----------------------------------------------------------------------------------------------
  Actual(d)                          $1,000          $  963.60        $2.67          1.63%
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000          $1,016.90        $8.24          1.63%
----------------------------------------------------------------------------------------------

Class R3
----------------------------------------------------------------------------------------------
  Actual(d)                          $1,000          $  964.10        $2.23          1.36%
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000          $1,018.25        $6.88          1.36%
----------------------------------------------------------------------------------------------

Class R4
----------------------------------------------------------------------------------------------
  Actual(d)                          $1,000          $  964.40        $1.84          1.12%
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000          $1,019.45        $5.67          1.12%
----------------------------------------------------------------------------------------------

Class R5
----------------------------------------------------------------------------------------------
  Actual(d)                          $1,000          $  964.90        $1.44           .88%
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000          $1,020.66        $4.46           .88%
----------------------------------------------------------------------------------------------


(a) The beginning account values for Classes R2, R3, R4 and R5 are as of Aug. 1, 2008 (when shares of these classes became publicly available) for actual expense calculations, and as of April 1, 2008 for hypothetical expense calculations.


--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2008 ANNUAL REPORT  15

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------


(b) Expenses for Classes A, B and C are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Actual expenses for Classes R2, R3, R4 and R5 are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 61/365 (to reflect the period from Aug. 1, 2008 to Sept. 30, 2008). Hypothetical expenses for Classes R2, R3, R4 and R5 are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
(c) Based on the actual return for the six months ended Sept. 30, 2008: -2.94% for Class A, -3.31% for Class B and -3.41% for Class C.
(d) Based on the actual return for the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008: -3.64% for Class R2, -3.59% for Class R3, -3.56% for Class R4 and -3.51% for Class R5.


--------------------------------------------------------------------------------
16  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2008 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

SEPT. 30, 2008
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES



COMMON STOCKS (8.3%)
ISSUER                                                     SHARES                   VALUE(a)
AEROSPACE & DEFENSE (--%)
General Dynamics                                              653                    $48,074
--------------------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS  (--%)
United Parcel Service Cl B                                    391                     24,590
--------------------------------------------------------------------------------------------

AUTOMOBILES (--%)
Ford Motor                                                  6,951(b)                  36,145
General Motors                                              2,273                     21,480
                                                                              --------------
Total                                                                                 57,625
--------------------------------------------------------------------------------------------

BEVERAGES (0.3%)
Coca-Cola                                                   2,884                    152,506
Pepsi Bottling Group                                        2,357                     68,754
PepsiCo                                                     3,109                    221,578
                                                                              --------------
Total                                                                                442,838
--------------------------------------------------------------------------------------------

BIOTECHNOLOGY (0.1%)
Biogen Idec                                                 1,075(b)                  54,062
Gilead Sciences                                             3,700(b)                 168,646
                                                                              --------------
Total                                                                                222,708
--------------------------------------------------------------------------------------------

BUILDING PRODUCTS (--%)
Masco                                                       1,602                     28,740
--------------------------------------------------------------------------------------------

CAPITAL MARKETS (0.2%)
Charles Schwab                                                965                     25,090
Goldman Sachs Group                                           268                     34,304
Lehman Brothers Holdings                                    2,533(t)                     538
Merrill Lynch & Co                                          3,328                     84,198
Morgan Stanley                                              5,452                    125,397
State Street                                                1,114                     63,364
T Rowe Price Group                                            256                     13,750
                                                                              --------------
Total                                                                                346,641
--------------------------------------------------------------------------------------------

CHEMICALS (0.3%)
Dow Chemical                                                4,489                    142,660
Monsanto                                                    3,209                    317,627
PPG Inds                                                      518                     30,210
Praxair                                                       865                     62,055
Sigma-Aldrich                                                 398                     20,863
                                                                              --------------
Total                                                                                573,415
--------------------------------------------------------------------------------------------

COMMERCIAL BANKS (0.1%)
BB&T                                                        1,919                     72,538
Comerica                                                    1,527                     50,070
Fifth Third Bancorp                                         2,543                     30,262
First Horizon Natl                                          1,497                     14,016
Natl City                                                   5,441                      9,522
Wachovia                                                    3,817                     13,360
                                                                              --------------
Total                                                                                189,768
--------------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (0.1%)
Corning                                                     1,478                     23,116
Juniper Networks                                            1,305(b)                  27,496
QUALCOMM                                                    1,540                     66,174
                                                                              --------------
Total                                                                                116,786
--------------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (0.2%)
Apple                                                       1,396(b)                 158,669
EMC                                                         3,677(b)                  43,977
IBM                                                           180                     21,053
Lexmark Intl Cl A                                             864(b)                  28,140
QLogic                                                        757(b)                  11,628
                                                                              --------------
Total                                                                                263,467
--------------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (--%)
Jacobs Engineering Group                                      201(b)                  10,916
--------------------------------------------------------------------------------------------

DISTRIBUTORS (--%)
Genuine Parts                                                 760                     30,560
--------------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.7%)
Bank of America                                            10,175                    356,125
Citigroup                                                  24,413                    500,710
CME Group                                                      54                     20,062
JPMorgan Chase & Co                                         4,661                    217,669
Leucadia Natl                                               1,585                     72,022
                                                                              --------------
Total                                                                              1,166,588
--------------------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.1%)
Exelon                                                      1,269                     79,465
FirstEnergy                                                 1,223                     81,929
                                                                              --------------
Total                                                                                161,394
--------------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (--%)
Emerson Electric                                              609                     24,841
--------------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.1%)
Nabors Inds                                                   836(b,c)                20,833
Schlumberger                                                1,648                    128,693
Transocean                                                    654(b)                  71,835
                                                                              --------------
Total                                                                                221,361
--------------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2008 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                     SHARES                   VALUE(a)

FOOD & STAPLES RETAILING (0.4%)
Costco Wholesale                                              847                    $54,996
Wal-Mart Stores                                            11,104                    665,018
                                                                              --------------
Total                                                                                720,014
--------------------------------------------------------------------------------------------

FOOD PRODUCTS (0.1%)
General Mills                                                 323                     22,197
Sara Lee                                                    5,762                     72,774
                                                                              --------------
Total                                                                                 94,971
--------------------------------------------------------------------------------------------

GAS UTILITIES (--%)
Questar                                                       665                     27,212
--------------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (--%)
Becton Dickinson & Co                                         338                     27,128
--------------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (0.2%)
Aetna                                                         510                     18,416
Cardinal Health                                               434                     21,388
CIGNA                                                       1,436                     48,795
Express Scripts                                             1,117(b)                  82,457
Humana                                                        830(b)                  34,196
Medco Health Solutions                                      1,527(b)                  68,715
                                                                              --------------
Total                                                                                273,967
--------------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.1%)
Gaylord Entertainment                                         267(b)                   7,842
Intl Game Technology                                          899                     15,445
Marriott Intl Cl A                                            473                     12,341
McDonald's                                                  3,311                    204,288
Starwood Hotels & Resorts Worldwide                           165                      4,643
                                                                              --------------
Total                                                                                244,559
--------------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.1%)
DR Horton                                                   2,469                     32,147
KB Home                                                     1,117                     21,983
Lennar Cl A                                                 1,844                     28,010
Pulte Homes                                                 1,288                     17,993
                                                                              --------------
Total                                                                                100,133
--------------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (0.3%)
Colgate-Palmolive                                           1,864                    140,452
Kimberly-Clark                                              1,125                     72,945
Procter & Gamble                                            5,553                    386,989
                                                                              --------------
Total                                                                                600,386
--------------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.1%)
3M                                                          1,674                    114,351
Textron                                                     1,467                     42,954
Tyco Intl                                                   1,769(c)                  61,950
                                                                              --------------
Total                                                                                219,255
--------------------------------------------------------------------------------------------

INSURANCE (0.5%)
ACE                                                         1,776(c)                  96,135
AFLAC                                                       2,309                    135,654
Allstate                                                    4,395                    202,698
American Intl Group                                         6,900                     22,977
Chubb                                                       2,099                    115,235
Genworth Financial Cl A                                     3,020                     26,002
Marsh & McLennan Companies                                  1,126                     35,762
Progressive                                                 2,316                     40,298
Torchmark                                                     539                     32,232
Travelers Companies                                         3,667                    165,748
Unum Group                                                  1,246                     31,275
                                                                              --------------
Total                                                                                904,016
--------------------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (--%)
Amazon.com                                                    570(b)                  41,473
--------------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (0.1%)
Google Cl A                                                   346(b)                 138,580
VeriSign                                                      645(b)                  16,822
                                                                              --------------
Total                                                                                155,402
--------------------------------------------------------------------------------------------

IT SERVICES (0.1%)
Affiliated Computer Services Cl A                             300(b)                  15,189
Automatic Data Processing                                     379                     16,202
MasterCard Cl A                                               426                     75,543
Total System Services                                       1,418                     23,255
Western Union                                               4,393                    108,375
                                                                              --------------
Total                                                                                238,564
--------------------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (--%)
Eastman Kodak                                               1,111                     17,087
Mattel                                                      1,235                     22,280
                                                                              --------------
Total                                                                                 39,367
--------------------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (--%)
Waters                                                        264(b)                  15,360
--------------------------------------------------------------------------------------------

MACHINERY (0.1%)
Deere & Co                                                  1,478                     73,162
Illinois Tool Works                                           327                     14,535
Ingersoll-Rand Cl A                                         1,332(c)                  41,518
Manitowoc                                                     871                     13,544
Parker Hannifin                                               881                     46,693
                                                                              --------------
Total                                                                                189,452
--------------------------------------------------------------------------------------------

MEDIA (0.1%)
CBS Cl B                                                    3,552                     51,788
Gannett                                                     2,452                     41,463
                                                                              --------------
Total                                                                                 93,251
--------------------------------------------------------------------------------------------

METALS & MINING (0.1%)
Freeport-McMoRan Copper & Gold                                793                     45,082
Newmont Mining                                              1,303                     50,504
Nucor                                                       1,544                     60,988
                                                                              --------------
Total                                                                                156,574
--------------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                     SHARES                   VALUE(a)

MULTILINE RETAIL (--%)
Kohl's                                                        646(b)                 $29,768
--------------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (1.3%)
Anadarko Petroleum                                          1,274                     61,802
Apache                                                      1,011                    105,427
Cabot Oil & Gas                                               393                     14,203
Chevron                                                     6,961                    574,143
ConocoPhillips                                              1,495                    109,509
CONSOL Energy                                                 900                     41,301
Exxon Mobil                                                 8,362                    649,392
Hess                                                        1,365                    112,039
Marathon Oil                                                1,922                     76,630
Massey Energy                                                 396                     14,125
Occidental Petroleum                                        2,888                    203,460
Peabody Energy                                              1,579                     71,055
Spectra Energy                                                609                     14,494
                                                                              --------------
Total                                                                              2,047,580
--------------------------------------------------------------------------------------------

PERSONAL PRODUCTS (--%)
Estee Lauder Companies Cl A                                   340                     16,969
--------------------------------------------------------------------------------------------

PHARMACEUTICALS (1.1%)
Eli Lilly & Co                                              1,465                     64,504
Johnson & Johnson                                          12,036                    833,854
Merck & Co                                                  1,152                     36,357
Pfizer                                                     42,501                    783,718
                                                                              --------------
Total                                                                              1,718,433
--------------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (0.5%)
Alexandria Real Estate Equities                               283                     31,838
AMB Property                                                  456                     20,657
AvalonBay Communities                                         289                     28,443
Boston Properties                                             411                     38,494
Brookfield Properties                                       1,466                     23,221
Camden Property Trust                                         308                     14,125
Corporate Office Properties Trust                             219                      8,837
Developers Diversified Realty                                 151                      4,785
DiamondRock Hospitality                                       270                      2,457
Digital Realty Trust                                          207                      9,781
Douglas Emmett                                                576                     13,288
Duke Realty                                                   182                      4,474
Equity Lifestyle Properties                                   227                     12,038
Equity Residential                                            979                     43,477
Essex Property Trust                                          201                     23,784
Federal Realty Investment Trust                               291                     24,910
HCP                                                           785                     31,502
Healthcare Realty Trust                                       378                     11,019
Hersha Hospitality Trust                                      164                      1,220
Highwoods Properties                                          699                     24,856
Home Properties                                               201                     11,648
Host Hotels & Resorts                                       1,547                     20,560
Kilroy Realty                                                 190                      9,080
Kimco Realty                                                  872                     32,212
LaSalle Hotel Properties                                      175                      4,081
Liberty Property Trust                                        295                     11,107
Macerich                                                      388                     24,696
Mid-America Apartment Communities                             146                      7,174
Post Properties                                               156                      4,363
ProLogis                                                      933                     38,505
Public Storage                                                664                     65,743
Rayonier                                                      104                      4,924
Regency Centers                                               339                     22,608
Senior Housing Properties Trust                               333                      7,935
Simon Property Group                                          848                     82,256
SL Green Realty                                               316                     20,477
Sovran Self Storage                                            53                      2,369
Strategic Hotels & Resorts                                    451                      3,405
Taubman Centers                                               171                      8,550
Ventas                                                        574                     28,367
Vornado Realty Trust                                          631                     57,389
                                                                              --------------
Total                                                                                840,655
--------------------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (--%)
Forest City Enterprises Cl A                                  344                     10,550
--------------------------------------------------------------------------------------------

ROAD & RAIL (0.2%)
Burlington Northern Santa Fe                                  871                     80,507
CSX                                                         1,624                     88,622
Norfolk Southern                                              727                     48,135
Ryder System                                                  231                     14,322
Union Pacific                                               1,534                    109,158
                                                                              --------------
Total                                                                                340,744
--------------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.2%)
Altera                                                        646                     13,359
Intel                                                       9,065                    169,788
Linear Technology                                             446                     13,674
Microchip Technology                                          458                     13,479
Xilinx                                                      2,339                     54,850
                                                                              --------------
Total                                                                                265,150
--------------------------------------------------------------------------------------------

SOFTWARE (0.1%)
BMC Software                                                2,497(b)                  71,489
Electronic Arts                                               331(b)                  12,244
Oracle                                                      6,278(b)                 127,506
                                                                              --------------
Total                                                                                211,239
--------------------------------------------------------------------------------------------

SPECIALTY RETAIL (0.3%)
Abercrombie & Fitch Cl A                                      351                     13,847
AutoNation                                                  1,852(b)                  20,816
Bed Bath & Beyond                                             696(b)                  21,861
Best Buy                                                    1,318                     49,425
GameStop Cl A                                               1,593(b)                  54,497
Home Depot                                                 11,069                    286,577
Lowe's Companies                                            4,321                    102,364
                                                                              --------------
Total                                                                                549,387
--------------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2008 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                     SHARES                   VALUE(a)

TEXTILES, APPAREL & LUXURY GOODS (0.1%)
Coach                                                       1,388(b)                 $34,755
Jones Apparel Group                                           790                     14,623
Liz Claiborne                                               1,385                     22,756
Nike Cl B                                                     400                     26,760
VF                                                            402                     31,079
                                                                              --------------
Total                                                                                129,973
--------------------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (--%)
Fannie Mae                                                  6,057                      9,842
Washington Mutual                                           5,181                        424
                                                                              --------------
Total                                                                                 10,266
--------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $17,676,269)                                                              $14,242,110
--------------------------------------------------------------------------------------------




BONDS (56.1%)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)

FOREIGN AGENCIES (1.7%)(c)
Development Bank of Japan
 (Japanese Yen)
 06-20-14                               1.60%          80,000,000            $767,113
KfW
 (Japanese Yen)
 01-20-14                               1.35          138,000,000           1,301,560
New South Wales Treasury
 (Australian Dollar)
 05-01-12                               6.00               30,000              23,779
Pemex Project Funding Master Trust
 03-01-18                               5.75              200,000(d)          189,260
 06-15-35                               6.63              445,000             407,527
Petrobras Intl Finance
 03-01-18                               5.88              120,000             108,300
Petroleos de Venezuela
 04-12-17                               5.25              350,000             189,000
                                                                      ---------------
Total                                                                       2,986,539
-------------------------------------------------------------------------------------

FOREIGN LOCAL GOVERNMENT (--%)(c)
Santa Fe de Bogota
 (Colombian Peso) Sr Unsecured
 07-26-28                               9.75          200,000,000(d)           75,908
-------------------------------------------------------------------------------------

SOVEREIGN (5.6%)(c)
Federative Republic of Brazil
 Sr Unsecured
 01-17-17                               6.00              500,000             482,500
 10-14-19                               8.88              270,000             316,575
Govt of Canada
 (Canadian Dollar)
 09-01-09                               4.25              215,000             204,821
Govt of Jamaica
 06-24-19                               8.00              200,000             187,500
Govt of Jamaica
 Sr Unsecured
 03-15-39                               8.00             $320,000            $284,800
Govt of New Zealand
 (New Zealand Dollar)
 07-15-09                               7.00               20,000              13,395
Govt of Ukraine
 06-26-12                               6.39              250,000(d)          213,750
Govt of Ukraine
 Sr Unsecured
 11-14-17                               6.75              100,000(d)           70,711
Govt of Ukraine
 Sr Unsub
 11-21-16                               6.58              100,000(d)           72,000
Islamic Republic of Pakistan
 06-01-17                               6.88              150,000(d)           67,500
Morgan Stanley
 (Brazilian Real) Sr Unsecured
 05-03-17                              10.09            1,050,000(d)          347,719
Peru Enhanced Pass-Thru
 Sr Secured Zero Coupon
 05-31-18                               3.44              295,320(d,k)        184,575
Republic of Argentina
 09-12-13                               7.00              325,000             219,375
 04-17-17                               7.00              280,000             177,520
Republic of Argentina
 Sr Unsecured
 12-15-35                               0.00            1,750,000(h)          140,875
Republic of Colombia
 01-27-17                               7.38              100,000             103,750
 09-18-37                               7.38              300,000             300,300
Republic of Colombia
 (Colombian Peso)
 10-22-15                              12.00          410,000,000             195,938
 06-28-27                               9.85          157,000,000              65,965
Republic of El Salvador
 06-15-35                               7.65              290,000(d)          284,200
Republic of Indonesia
 Sr Unsecured
 02-17-37                               6.63              400,000(d)          313,000
 01-17-38                               7.75              100,000(d)           90,000
Republic of Panama
 04-28-34                               8.13              100,000             110,250
Republic of Panama
 Sr Unsecured
 01-26-36                               6.70              100,000              94,500
Republic of Peru
 Sr Unsecured
 03-14-37                               6.55              100,000              92,000
Republic of Philippines
 01-15-16                               8.00              100,000             105,250
 10-07-16                               8.75              100,000(d)          114,250
 01-15-19                               9.88               70,000              85,666
 10-21-24                               9.50               90,000             111,600
 01-14-31                               7.75              600,000             629,999


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
20  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
SOVEREIGN (CONT.)
Republic of Turkey
 03-15-15                               7.25%            $200,000            $198,500
 04-03-18                               6.75              400,000             376,000
 02-05-25                               7.38              150,000             144,000
 02-14-34                               8.00              180,000             179,550
 03-17-36                               6.88              580,000             510,400
Republic of Venezuela
 02-26-16                               5.75              450,000             292,500
 12-09-20                               6.00              250,000             142,500
 04-21-25                               7.65              150,000              91,125
Republic of Venezuela
 Sr Unsecured
 10-08-14                               8.50              330,000             259,875
Republica Orient Uruguay
 (Uruguay Peso)
 04-05-27                               4.25            8,490,031(g)          392,059
 06-26-37                               3.70            4,041,406(g)          163,658
Republica Orient Uruguay
 Sr Unsecured
 03-21-36                               7.63              125,000             118,750
Russian Federation
 03-31-30                               7.50              300,425(d)          303,429
United Kingdom Treasury
 (British Pound)
 09-07-14                               5.00              341,000             630,063
                                                                      ---------------
Total                                                                       9,482,693
-------------------------------------------------------------------------------------

SUPRANATIONAL (0.7%)(c)
European Investment Bank
 (Japanese Yen) Sr Unsecured
 06-20-17                               1.40          121,000,000           1,129,677
 01-18-27                               2.15            7,100,000              67,365
                                                                      ---------------
Total                                                                       1,197,042
-------------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS & AGENCIES (14.1%)
Federal Home Loan Mtge Corp
 07-17-15                               4.38              330,000             329,066
 12-14-18                               5.00            2,000,000           1,879,912
 03-15-31                               6.75              250,000             306,267
Federal Natl Mtge Assn
 01-02-14                               5.13            2,000,000           1,991,660
 04-15-15                               5.00              845,000             873,974
 11-15-30                               6.63              645,000             778,398
 07-15-37                               5.63              255,000             269,701
U.S. Treasury
 06-30-10                               2.88               10,000              10,165
 08-31-10                               2.38               15,000              15,115
 08-31-13                               3.13              600,000             604,594
 08-15-18                               4.00            4,785,000           4,853,039
 02-15-26                               6.00            2,410,000           2,859,614
 02-15-38                               4.38               85,000              86,082
U.S. Treasury Inflation-Indexed Bond
 01-15-12                               3.38              371,571(g)          389,780
 07-15-12                               3.00            1,223,170(g)        1,273,366
 01-15-14                               2.00            2,023,408(g)        2,019,655
 01-15-15                               1.63            2,130,775(g)        2,075,036
 01-15-17                               2.38            2,726,375(g)        2,749,859
 01-15-18                               1.63              314,934(g)          298,356
 04-15-28                               3.63              339,938(g)          391,157
                                                                      ---------------
Total                                                                      24,054,796
-------------------------------------------------------------------------------------

ASSET-BACKED (1.0%)
MASTR Asset Backed Securities Trust
 Series 2006-HE1 Cl A2
 01-25-36                               3.35               12,339(i)           12,253
Residential Asset Securities
 Series 2007-KS3 Cl M1S
 04-25-37                               3.59            3,300,000(i)        1,327,095
Soundview Home Equity Loan Trust
 Series 2006-EQ1 Cl A2
 10-25-36                               3.32              400,000(i)          352,500
                                                                      ---------------
Total                                                                       1,691,848
-------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE-BACKED (4.8%)(f)
Bank of America-First Union NB Commercial Mtge
 Series 2001-3 Cl A1
 04-11-37                               4.89              485,010             480,346
Bear Stearns Commercial Mtge Securities
 Series 2007-T28 Cl A1
 09-11-42                               5.42              936,086             909,594
CDC Commercial Mtge Trust
 Series 2002-FX1 Cl A1
 05-15-19                               5.25               36,303              36,005
Citigroup/Deutsche Bank Commercial Mtge Trust
 Series 2007-CD4 Cl A2B
 12-11-49                               5.21            1,000,000             939,180
CS First Boston Mtge Securities
 Series 2004-C2 Cl A1
 05-15-36                               3.82            1,725,660           1,639,456
Greenwich Capital Commercial Funding
 Series 2007-GG11 Cl A1
 12-10-49                               5.36              970,832             930,572
JPMorgan Chase Commercial Mtge Securities
 Series 2003-CB6 Cl A1
 07-12-37                               4.39            1,058,219           1,029,035
JPMorgan Chase Commercial Mtge Securities
 Series 2007-CB20 Cl A4
 02-12-51                               5.79            1,000,000             846,268
Merrill Lynch Mtge Trust
 Series 2005-CKI1 Cl A1
 11-12-37                               5.08              368,236             366,194
Morgan Stanley Capital I
 Series 2003-T11 Cl A2
 06-13-41                               4.34              121,558             119,467


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2008 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
COMMERCIAL MORTGAGE-BACKED (CONT.)
TIAA Seasoned Commercial Mtge Trust
 Series 2007-C4 Cl A3
 08-15-39                               6.09%            $175,000            $172,951
Wachovia Bank Commercial Mtge Trust
 Series 2006-C29 Cl A4
 11-15-48                               5.31            1,000,000             856,690
                                                                      ---------------
Total                                                                       8,325,758
-------------------------------------------------------------------------------------

MORTGAGE-BACKED (15.4%)(f)
Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2005-12 Cl 2A1
 03-25-36                               5.68              202,526(e)          148,135
Banc of America Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-9 Cl 1CB1
 01-25-37                               6.00              286,334             201,116
Banc of America Funding
 Collateralized Mtge Obligation
 Series 2007-8 Cl 1A1
 10-25-37                               6.00              963,706             657,616
Barclays Capital LLC Trust
 Collateralized Mtge Obligation
 Series 2007-AA4 Cl 11A1
 06-25-47                               6.20              258,536(e)          186,608
Bear Stearns Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2007-5 Cl 3A1
 08-25-47                               5.98              247,295(e)          203,614
Citicorp Mtge Securities
 Collateralized Mtge Obligation
 Series 2005-5 Cl 3A1
 08-25-35                               5.00              419,142             356,664
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-45T1 Cl 2A5
 02-25-37                               6.00              460,824             305,008
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2007-22 Cl 2A16
 09-25-37                               6.50              904,889             638,230
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2007-OH3 Cl A3
 09-25-47                               3.71              312,994(i)           99,860
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2005-HYB8 Cl 4A1
 12-20-35                               5.57              371,409(e)          233,613
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2006-HYB1 Cl 1A1
 03-20-36                               5.34              125,009(e)           75,454
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2006-HYB1 Cl 2A1
 03-20-36                               5.33              207,486(e)          149,201
Federal Home Loan Mtge Corp #G02757
 06-01-36                               5.00              484,466             472,676
Federal Home Loan Mtge Corp #H01089
 08-01-37                               6.00              808,080             811,109
Federal Natl Mtge Assn
 10-01-38                               5.00            1,000,000(n)          974,375
 10-01-38                               5.50            2,000,000(n)        1,994,376
 10-01-38                               6.50            2,000,000(n)        2,050,625
Federal Natl Mtge Assn #257016
 12-01-37                               7.00              424,587             444,120
Federal Natl Mtge Assn #702038
 05-01-33                               5.00            1,035,179           1,011,927
Federal Natl Mtge Assn #725594
 07-01-34                               5.50            1,481,968           1,480,831
Federal Natl Mtge Assn #735224
 02-01-35                               5.50              961,905             962,069
Federal Natl Mtge Assn #745392
 12-01-20                               4.50              681,113             668,968
Federal Natl Mtge Assn #766641
 03-01-34                               5.00              613,459             599,104
Federal Natl Mtge Assn #770439
 04-01-34                               6.00               53,253              54,108
Federal Natl Mtge Assn #804303
 11-01-34                               5.50            1,232,471           1,231,525
Federal Natl Mtge Assn #848482
 12-01-35                               6.00              868,398             880,853
Federal Natl Mtge Assn #899938
 12-01-37                               7.00            1,531,815(r)        1,602,287
Federal Natl Mtge Assn #915770
 03-01-37                               6.50              974,278           1,000,070
Federal Natl Mtge Assn #928860
 11-01-37                               8.00              356,758             381,102
Federal Natl Mtge Assn #949320
 10-01-37                               7.00            1,098,675           1,149,219
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 379 Cl 2
 05-01-37                               6.52              620,873(j)          137,825
Govt Natl Mtge Assn
 10-01-38                               5.50              500,000(n)          498,439
 10-01-38                               6.00              500,000(n)          507,344
Lehman XS Trust
 Series 2006-16N Cl A1B
 11-25-46                               3.33              430,745(i)          401,111
Morgan Stanley Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2007-12 Cl 3A22
 08-25-37                               6.00              924,437             756,276


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
22  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
MORTGAGE-BACKED (CONT.)
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2005-14 Cl 2A1
 12-25-35                               5.50%            $953,867            $861,312
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2006-AR6 Cl 5A1
 03-25-36                               5.11              120,108(e)          107,037
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2007-11 Cl A68
 08-25-37                               6.00            1,154,420           1,051,385
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2007-14 Cl 1A2
 10-25-37                               6.00              229,555             161,236
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2007-15 Cl A1
 11-25-37                               6.00              909,037             774,848
                                                                      ---------------
Total                                                                      26,281,276
-------------------------------------------------------------------------------------

AEROSPACE & DEFENSE (0.2%)
Alion Science and Technology
 02-01-15                              10.25              150,000              94,500
L-3 Communications
 01-15-14                               6.13              250,000             231,250
                                                                      ---------------
Total                                                                         325,750
-------------------------------------------------------------------------------------

BANKING (1.0%)
Alfa MTN Markets/ABH Financial
 06-25-12                               8.20              150,000(c,d)        114,000
Banco BMG
 Sr Unsecured
 01-15-16                               9.15              100,000(c,d)         96,000
Banco de Credito del Peru
 Sub Nts
 11-07-21                               6.95              200,000(c,d,i)      193,663
Bank of America
 Sr Unsecured
 05-01-18                               5.65              300,000             258,348
Citigroup
 Sr Unsecured
 05-15-18                               6.13               80,000              66,240
Citigroup
 Sub Nts
 02-15-17                               5.50              200,000             153,424
Popular North America
 10-01-08                               3.88              350,000             349,994
Russian Standard Finance
 Sr Secured
 05-05-11                               8.63              100,000(c,d)         68,375
Temir Capital for JSC TemirBank
 Bank Guaranteed
 05-21-14                               9.50              300,000(c,d)        232,152
TuranAlem Finance
 Bank Guaranteed
 01-22-37                               8.25              150,000(c,d)         84,000
UK SPV Credit Finance for JSC
 Commercial Bank Privatbank
 Secured
 02-06-12                               8.00              100,000(c,d)         94,220
                                                                      ---------------
Total                                                                       1,710,416
-------------------------------------------------------------------------------------

BROKERAGE (0.1%)
Lehman Brothers Holdings
 Sr Unsecured
 05-02-18                               6.88               90,000(b,t)         11,250
Merrill Lynch & Co
 04-25-18                               6.88               85,000              74,426
Morgan Stanley
 Sr Unsecured
 04-01-18                               6.63              125,000              82,724
                                                                      ---------------
Total                                                                         168,400
-------------------------------------------------------------------------------------

BUILDING MATERIALS (0.2%)
Gibraltar Inds
 Series B
 12-01-15                               8.00              150,000             125,250
Odebrecht Finance
 10-18-17                               7.50              200,000(c,d)        189,622
                                                                      ---------------
Total                                                                         314,872
-------------------------------------------------------------------------------------

CHEMICALS (0.2%)
INVISTA
 Sr Unsecured
 05-01-12                               9.25              300,000(d)          294,750
Momentive Performance
 Pay-in-kind
 12-01-14                              10.13               75,000(l)           57,750
                                                                      ---------------
Total                                                                         352,500
-------------------------------------------------------------------------------------

CONSUMER CYCLICAL SERVICES (0.1%)
West Corp
 10-15-16                              11.00              120,000              86,400
-------------------------------------------------------------------------------------

CONSUMER PRODUCTS (0.1%)
Clorox
 Sr Unsecured
 03-01-13                               5.00              185,000             180,184
-------------------------------------------------------------------------------------

DIVERSIFIED MANUFACTURING (0.1%)
GRUPO KUO
 10-17-17                               9.75              150,000(c,d)        149,438
-------------------------------------------------------------------------------------

ELECTRIC (0.9%)
Aes Dominicana Energia Finance
 12-13-15                              11.00              200,000(c,d)        164,000


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2008 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
ELECTRIC (CONT.)
Indiana Michigan Power
 Sr Unsecured
 03-15-37                               6.05%            $200,000            $163,141
Majapahit Holding
 10-17-16                               7.75              200,000(c,d)        170,000
 06-28-17                               7.25              200,000(c,d)        181,028
Natl Power
 11-02-16                               6.88              300,000(c,d)        287,416
PacifiCorp
 1st Mtge
 09-15-13                               5.45              255,000             251,994
Sierra Pacific Power
 Series M
 05-15-16                               6.00              415,000             389,036
                                                                      ---------------
Total                                                                       1,606,615
-------------------------------------------------------------------------------------

FOOD AND BEVERAGE (0.4%)
Bertin Ltda
 Sr Unsecured
 10-05-16                              10.25              220,000(c,d)        191,400
Cerveceria Nacional Dominicana
 03-27-12                              16.00              200,000(c,d)        155,380
Cott Beverages USA
 12-15-11                               8.00              200,000             140,000
JBS
 02-07-11                               9.38              100,000(c)           90,000
Marfrig Overseas
 11-16-16                               9.63              120,000(c,d)         96,000
MHP
 Sr Secured
 11-30-11                              10.25              100,000(c,d)         96,125
                                                                      ---------------
Total                                                                         768,905
-------------------------------------------------------------------------------------

GAMING (0.4%)
Circus & Eldorado Jt Venture/Silver Legacy Capital
 1st Mtge
 03-01-12                              10.13              175,000             148,750
Fontainebleau Las Vegas Holdings LLC/Capital
 2nd Mtge
 06-15-15                              10.25              150,000(d)           42,000
MGM Mirage
 06-01-16                               7.50              150,000             109,500
Pokagon Gaming Authority
 Sr Nts
 06-15-14                              10.38              166,000(d)          168,075
Station Casinos
 Sr Unsecured
 08-15-16                               7.75              200,000             108,500
Tunica-Biloxi Gaming Authority
 Sr Unsecured
 11-15-15                               9.00              210,000(d)          192,150
                                                                      ---------------
Total                                                                         768,975
-------------------------------------------------------------------------------------

GAS PIPELINES (0.4%)
Colorado Interstate Gas
 Sr Unsecured
 11-15-15                               6.80              534,000             505,886
TGI Intl
 10-03-17                               9.50              200,000(c,d)        199,000
                                                                      ---------------
Total                                                                         704,886
-------------------------------------------------------------------------------------

HEALTH CARE (0.3%)
Community Health Systems
 07-15-15                               8.88              175,000             166,250
HCA
 Sr Unsecured
 02-15-16                               6.50              300,000             238,500
Select Medical
 Sr Unsecured
 09-15-15                               8.83              130,000(i)          105,950
                                                                      ---------------
Total                                                                         510,700
-------------------------------------------------------------------------------------

INDEPENDENT ENERGY (0.2%)
Quicksilver Resources
 08-01-15                               8.25              145,000             134,850
XTO Energy
 Sr Unsecured
 02-01-14                               4.90              185,000             175,360
                                                                      ---------------
Total                                                                         310,210
-------------------------------------------------------------------------------------

INTEGRATED ENERGY (0.2%)
TNK-BP Finance
 03-13-18                               7.88              425,000(c,d)        357,000
-------------------------------------------------------------------------------------

LIFE INSURANCE (0.1%)
Pricoa Global Funding I
 Secured
 10-18-12                               5.40              150,000(d)          142,013
-------------------------------------------------------------------------------------

MEDIA CABLE (0.3%)
Charter Communications Operating LLC/Capital
 Sr Secured
 04-30-14                               8.38              111,000(d)           97,958
Comcast
 03-15-37                               6.45              305,000             246,001
 05-15-38                               6.40              195,000             153,501
                                                                      ---------------
Total                                                                         497,460
-------------------------------------------------------------------------------------

MEDIA NON CABLE (1.0%)
British Sky Broadcasting Group
 02-23-09                               6.88              300,000(c)          299,931
EchoStar DBS
 02-01-16                               7.13              300,000             240,750
Lamar Media
 Series C
 08-15-15                               6.63              300,000             248,250
LBI Media
 Sr Sub Nts
 08-01-17                               8.50              138,000(d)           91,080


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
24  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
MEDIA NON CABLE (CONT.)
News America
 12-15-35                               6.40%            $265,000            $222,608
RR Donnelley & Sons
 Sr Unsecured
 01-15-17                               6.13              300,000             261,747
Thomson Reuters
 10-01-14                               5.70              350,000(c)          347,811
                                                                      ---------------
Total                                                                       1,712,177
-------------------------------------------------------------------------------------

METALS (0.2%)
Industrias Metalurgicas Pescarmona
 Sr Unsecured
 10-22-14                              11.25              350,000(c,d)        283,500
Vedanta Resources
 Sr Unsecured
 07-18-18                               9.50              100,000(c,d)         93,486
                                                                      ---------------
Total                                                                         376,986
-------------------------------------------------------------------------------------

NON CAPTIVE CONSUMER (0.2%)
Triad Acquisition
 Sr Unsecured Series B
 05-01-13                              11.13              705,000             387,750
-------------------------------------------------------------------------------------

OIL FIELD SERVICES (0.4%)
Gaz Capital
 Secured
 11-22-16                               6.21              100,000(c,d)         79,500
 08-16-37                               7.29              300,000(c,d)        216,749
Gaz Capital
 Sr Unsecured
 03-07-22                               6.51              300,000(c,d)        216,000
Gazstream
 07-22-13                               5.63               60,207(c,d)         56,745
KazMunaiGaz Finance
 07-02-18                               9.13              100,000(c,d)         92,694
                                                                      ---------------
Total                                                                         661,688
-------------------------------------------------------------------------------------

OTHER FINANCIAL INSTITUTIONS (0.1%)
Cardtronics
 08-15-13                               9.25              228,000             205,200
-------------------------------------------------------------------------------------

PACKAGING (0.1%)
Vitro
 02-01-17                               9.13              300,000(c)          195,000
-------------------------------------------------------------------------------------

PAPER (0.1%)
NewPage
 Sr Secured
 05-01-12                              10.00               84,000              75,180
Smurfit-Stone Container Enterprises
 Sr Unsecured
 03-15-17                               8.00              110,000              85,800
                                                                      ---------------
Total                                                                         160,980
-------------------------------------------------------------------------------------

RAILROADS (0.1%)
Burlington Northern Sante Fe
 01-15-15                               4.88              100,000              95,845
CSX
 Sr Unsecured
 04-01-15                               6.25               80,000              76,211
                                                                      ---------------
Total                                                                         172,056
-------------------------------------------------------------------------------------

REITS (--%)
ERP Operating LP
 Sr Unsecured
 06-15-17                               5.75               80,000              66,753
-------------------------------------------------------------------------------------

RETAILERS (--%)
Kohl's
 Sr Unsecured
 12-15-17                               6.25               90,000              83,169
-------------------------------------------------------------------------------------

SUPERMARKETS (0.2%)
Controladora Comerical Mexicana
 (Mexican Peso)
 03-30-27                               8.70            5,100,000(b,c,d)      429,373
-------------------------------------------------------------------------------------

TRANSPORTATION SERVICES (0.1%)
Erac USA Finance
 10-15-17                               6.38              200,000(d)          163,414
-------------------------------------------------------------------------------------

TREASURY (3.0%)(c)
Bundesrepublik Deutschland
 (European Monetary Unit)
 01-04-10                               5.38              305,000             439,307
 01-04-13                               4.50              345,000             498,742
 07-04-14                               4.25            1,400,000           2,012,292
 01-04-18                               4.00              130,000             183,279
 07-04-34                               4.75              135,000             192,606
Buoni Poliennali Del Tesoro
 (European Monetary Unit) Sr Unsecured
 08-01-17                               5.25              650,000             951,195
Govt of Indonesia
 (Indonesian Rupiah)
 07-15-22                              10.25        5,900,000,000             504,892
Govt of Norway
 (Norwegian Krone)
 05-16-11                               6.00              227,000              40,155
Govt of Poland
 (Polish Zloty)
 03-24-10                               5.75              231,000              94,889
Govt of Sweden
 (Swedish Krona)
 05-05-14                               6.75              400,000              66,345
Mexican Fixed Rate Bonds
 (Mexican Peso)
 12-18-14                               9.50            2,000,000             192,594
                                                                      ---------------
Total                                                                       5,176,296
-------------------------------------------------------------------------------------


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2008 ANNUAL REPORT  25

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)

WIRELESS (0.3%)
Nextel Communications
 Series D
 08-01-15                               7.38%            $285,000            $188,100
Sprint Capital
 05-01-09                               6.38              400,000             392,000
                                                                      ---------------
Total                                                                         580,100
-------------------------------------------------------------------------------------

WIRELINES (1.8%)
AT&T
 Sr Unsecured
 03-15-11                               6.25                5,000               5,053
 01-15-38                               6.30              280,000             231,883
Frontier Communications
 Sr Unsecured
 01-15-13                               6.25              150,000             140,438
GCI
 Sr Unsecured
 02-15-14                               7.25              153,000             133,110
Qwest
 Sr Unsecured
 06-15-15                               7.63              275,000             239,250
Telecom Italia Capital
 11-15-13                               5.25              360,000(c)          319,388
Telefonica Europe
 09-15-10                               7.75              390,000(c)          398,174
TELUS
 Sr Unsecured
 06-01-11                               8.00              880,000(c)          931,982
Verizon New York
 Sr Unsecured Series A
 04-01-12                               6.88              603,000             602,976
Windstream
 03-15-19                               7.00              150,000             120,000
                                                                      ---------------
Total                                                                       3,122,254
-------------------------------------------------------------------------------------
TOTAL BONDS
(Cost:  $102,812,032)                                                     $96,543,780
-------------------------------------------------------------------------------------



SENIOR LOANS (28.9%)(o)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)

AEROSPACE & DEFENSE (0.4%)
Spirit AeroSystems
 Tranche B Term Loan
 TBD                                     TBD             $202,761(n,p)       $189,074
TransDigm
 Term Loan
 06-23-13                               5.21%             500,000             461,875
Wesco Aircraft Hardware
 1st Lien Term Loan
 09-29-13                               5.96              125,000             114,584
                                                                      ---------------
Total                                                                         765,533
-------------------------------------------------------------------------------------

AUTOMOTIVE (0.6%)
Delphi
 Debtor In Possession
 Tranche B Term Loan
 12-31-08                               7.25               50,000(m)           48,725
Delphi
 Debtor In Possession
 Tranche C Term Loan
 12-31-08                               8.50              350,000(m)          286,415
Exide Tech
 Term Loan
 05-18-12                               5.56               49,500              43,700
Goodyear Engineered Product
 1st Lien Term Loan
 07-31-14                               5.30               43,313              36,816
Goodyear Engineered Product
 Delayed Draw Term Loan
 07-31-14                               6.21                6,203               5,273
Mark IV
 Tranche B Term Loan
 06-21-11                          7.30-8.48              448,394             316,118
Oshkosh Truck
 Tranche B Term Loan
 12-06-13                          3.99-5.21              342,634             297,996
                                                                      ---------------
Total                                                                       1,035,043
-------------------------------------------------------------------------------------

BROKERAGE (0.1%)
Nuveen Investments
 Term Loan
 11-13-14                          6.70-6.77              124,688             105,610
-------------------------------------------------------------------------------------

CHEMICALS (1.8%)
Brenntag
 Acquisition Facility Term Loan
 01-18-14                               5.07                9,818(c)            8,836
Brenntag
 Tranche B2 Term Loan
 01-18-14                               5.07               40,182(c)           36,030
Celanese
 Credit Linked Deposit
 04-02-13                               2.49              525,455(c)          480,355
Georgia Gulf
 Tranche B Term Loan
 10-03-13                          4.99-6.50              125,000             112,005
Hexion Specialty Chemical
 Tranche C5 Term Loan
 05-05-13                               6.06               98,750              74,063
Huntsman Intl LLC
 Tranche B Term Loan
 04-19-14                               5.46              187,805             165,067
INVISTA
 Tranche B1 Term Loan
 04-29-11                               5.45              163,809             148,248
INVISTA
 Tranche B2 Term Loan
 04-29-11                               5.45               47,965              43,408


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
26  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

SENIOR LOANS (CONTINUED)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
CHEMICALS (CONT.)
ISP Chemical
 Tranche B Term Loan
 06-04-14                          4.00-4.31%             $24,688             $22,198
Kraton Polymers
 Term Loan
 05-12-13                               5.75               96,292              85,338
Lyondell Chemical
 Tranche B2 Term Loan
 12-20-14                               7.00               99,750              70,074
Millenium Chemicals
 1st Lien Term Loan
 05-15-14                               6.01              173,688             137,213
Nalco Chemical
 Tranche B Term Loan
 11-04-10                          4.43-4.92              646,581             602,938
PQ
 1st Lien Term Loan
 07-30-14                          5.72-7.02               75,000              65,531
Rockwood Specialties Group
 Tranche E Term Loan
 12-13-13                               4.30              615,183             558,895
Univar
 Tranche B Term Loan
 10-10-14                               6.76              585,778(c)          521,552
                                                                      ---------------
Total                                                                       3,131,751
-------------------------------------------------------------------------------------

CONSTRUCTION MACHINERY (0.5%)
Flowserve
 Tranche B Term Loan
 08-10-12                          4.31-5.31              622,347             588,118
Manitowoc
 Tranche B Term Loan
 TBD                                     TBD              100,000(n,p,q)       95,550
Xerium Technologies
 Tranche B Term Loan
 05-30-12                               9.26              265,283             224,164
                                                                      ---------------
Total                                                                         907,832
-------------------------------------------------------------------------------------

CONSUMER PRODUCTS (1.0%)
Amscan
 Term Loan
 05-25-13                          5.05-5.46              162,932             141,751
Central Garden & Pet
 Tranche B Term Loan
 09-30-12                          4.93-5.21              193,917             152,224
Fender Musical Instruments
 Delayed Draw Term Loan
 06-09-14                               6.02               16,542              14,474
Fender Musical Instruments
 Tranche B Term Loan
 06-09-14                          5.05-5.17               33,083              28,948
Jarden
 Tranche B Term Loan
 01-24-12                               5.51              327,384             293,418
Prestige Brands
 Tranche B Term Loan
 04-06-11                          5.04-6.01              239,856             225,465
Simmons
 Tranche D Term Loan
 12-19-11                          4.81-6.50              417,678             382,176
Visant
 Tranche C Term Loan
 12-21-11                               5.17              486,372             462,054
                                                                      ---------------
Total                                                                       1,700,510
-------------------------------------------------------------------------------------

DIVERSIFIED MANUFACTURING (0.5%)
Contech Constructions Products
 Term Loan
 01-31-13                          4.49-5.71              386,261             264,588
Foamex Intl
 Tranche B 1st Lien Term Loan
 02-12-13                          5.74-7.25              244,875             145,701
Johnson Diversey
 Delayed Draw Term Loan
 12-16-10                               4.79               55,840              50,814
Johnson Diversey
 Tranche B Term Loan
 12-16-11                               4.79              166,813             151,800
New Customer Service
 Term Loan
 05-22-14                          5.29-5.32              149,098             129,901
Rexnord Holdings
 Term Loan
 TBD                                     TBD              161,198(n,p)        145,079
                                                                      ---------------
Total                                                                         887,883
-------------------------------------------------------------------------------------

ELECTRIC (1.3%)
ANP Funding I LLC
 Tranche A Term Loan
 07-29-10                               6.29              407,461             390,347
Bicent Power
 Tranche B 1st Lien Term Loan
 06-30-14                               5.77               14,037              12,879
Boston Generating LLC
 Revolving Credit Term Loan
 12-20-13                               2.38                9,769(q)            7,701
Boston Generating LLC
 Synthetic Letter of Credit
 12-20-13                               2.38                  140(q)              110
 12-20-13                               2.38               34,751              27,393
Boston Generating LLC
 Tranche B Term Loan
 12-20-13                               5.05              155,340             122,447
Covanta Energy
 1st Lien Credit Linked Deposit
 02-09-14                               2.58              164,948             148,660


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2008 ANNUAL REPORT  27

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

SENIOR LOANS (CONTINUED)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
ELECTRIC (CONT.)
Covanta Energy
 1st Lien Term Loan
 02-09-14                          4.31-5.31%            $330,026            $297,435
Dynegy Holdings
 Letter of Credit
 04-02-13                               5.21              184,888             159,202
Dynegy Holdings
 Tranche B Term Loan
 04-02-13                               5.21               15,074              12,980
Energy Future Holdings
 Tranche B2 Term Loan
 10-10-14                          5.99-7.26              248,184             208,551
La Paloma Generating LLC
 2nd Lien Term Loan
 08-16-13                               6.30              499,918             374,938
La Paloma Generating LLC
 Term Loan
 08-16-12                          2.36-4.55              473,960             370,081
NE Energy
 Synthetic Letter of Credit
 11-01-13                               6.31                5,707               5,403
NE Energy
 Tranche B Term Loan
 11-01-13                               5.75               44,293              41,931
NRG Energy
 Credit Linked Deposit
 02-01-13                               4.20               29,284              25,441
NRG Energy
 Term Loan
 02-01-13                               5.26               59,607              52,129
Reliant Energy
 Letter of Credit
 06-30-14                               2.37               50,000              42,667
                                                                      ---------------
Total                                                                       2,300,295
-------------------------------------------------------------------------------------

ENTERTAINMENT (1.6%)
24 Hour Fitness
 Tranche B Term Loan
 06-08-12                          5.17-6.21               99,237              86,336
AMC Entertainment
 Term Loan
 01-26-13                               5.18              531,994             466,324
Cedar Fair LP
 Term Loan
 08-30-12                               5.70              497,455             433,916
Cinemark USA
 Term Loan
 10-05-13                          4.24-4.93              633,261             551,336
Hit Entertainment
 Term Loan
 06-12-14                               4.80              254,652             211,361
Regal Cinemas
 Term Loan
 11-10-10                               5.26              693,422             608,131
Six Flags Premier Parks
 Tranche B Term Loan
 04-30-15                          4.94-5.46              453,268             354,306
Universal City Development
 Term Loan
 06-09-11                          5.80-6.00              100,000              96,000
                                                                      ---------------
Total                                                                       2,807,710
-------------------------------------------------------------------------------------

ENVIRONMENTAL (--%)
Allied Waste North America
 Tranche A Credit Linked Deposit
 03-28-14                               3.15               24,745              23,868
Allied Waste North America
 Tranche B Term Loan
 03-28-14                          4.93-5.69               30,393              29,321
                                                                      ---------------
Total                                                                          53,189
-------------------------------------------------------------------------------------

FOOD AND BEVERAGE (1.2%)
Aramark
 Letter of Credit
 01-26-14                               2.44               37,334              32,509
Aramark
 Term Loan
 01-26-14                               4.68              587,666             511,710
Constellation Brands
 Tranche B Term Loan
 06-05-13                          4.00-4.31              723,579             659,159
Dean Foods
 Tranche B Term Loan
 04-02-14                          5.21-5.27              454,437             403,263
OSI Group LLC
 Term Loan
 09-15-11                               5.76              334,244             327,559
Wrigley
 Tranche B Term Loan
 TBD                                     TBD              100,000(n,p)         98,069
                                                                      ---------------
Total                                                                       2,032,269
-------------------------------------------------------------------------------------

GAMING (1.8%)
Ameristar Casinos
 Term Loan
 11-10-12                               5.77              315,896             274,829
BLB Wembly
 1st Lien Term Loan
 08-23-11                          6.72-6.74              261,472             183,684
Cannery Casino Resorts LLC
 1st Lien Delayed Draw Term Loan
 05-18-13                          5.04-6.01              471,260             444,162
Cannery Casino Resorts LLC
 1st Lien Term Loan
 05-18-12                               5.06              572,953             540,008
Cannery Casino Resorts LLC
 2nd Lien Term Loan
 05-18-13                               7.06               25,000              22,438


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
28  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

SENIOR LOANS (CONTINUED)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
GAMING (CONT.)
CCM Merger
 Tranche B
 1st Lien Term Loan
 07-13-12                          4.81-5.48%            $330,114            $285,548
Fontainebleau Las Vegas
 Delayed Draw Term Loan
 TBD                                     TBD               75,000(n,p,q)       44,250
Fontainebleau Las Vegas
 Tranche B Term Loan
 06-06-14                               6.07              150,000              88,500
Golden Nugget
 1st Lien Term Loan
 06-30-14                               5.43               63,636              49,636
Golden Nugget
 2nd Lien Term Loan
 06-30-14                               6.68               50,000              25,000
Golden Nugget
 Delayed Draw Term Loan
 TBD                                     TBD               24,243(n,p,q)       18,909
 06-30-14                               4.49               12,121               9,455
Greektown Casino LLC
 Tranche B Term Loan
 12-03-12                               7.44               74,775              65,101
Greektown Holdings LLC
 Debtor In Possession
 Delayed Draw Term Loan
 TBD                                     TBD              314,155(m,n,p,q)    310,620
 12-03-12                         9.75-10.25              335,845(m)          332,068
Green Valley Ranch Gaming
 2nd Lien Term Loan
 08-16-14                               6.96              300,000             147,750
Seminole Tribe of Florida
 Tranche B1 Delayed Draw Term Loan
 TBD                                     TBD               62,233(n,p,q)       57,670
Seminole Tribe of Florida
 Tranche B2 Delayed Draw Term Loan
 TBD                                     TBD              111,882(n,p,q)      103,678
Seminole Tribe of Florida
 Tranche B3 Delayed Draw Term Loan
 TBD                                     TBD              102,896(n,p,q)       95,351
Venetian Casino Resort
 Tranche 1 Delayed Draw Term Loan
 05-23-14                               5.52               19,950              15,328
Venetian Casino Resort
 Tranche B Term Loan
 05-23-14                               5.52               79,000              60,698
                                                                      ---------------
Total                                                                       3,174,683
-------------------------------------------------------------------------------------

GAS PIPELINES (0.1%)
Calumet Lubricants
 Credit Linked Deposit
 01-03-15                               2.64               14,368              12,069
Calumet Lubricants
 Term Loan
 01-03-15                               6.80              108,060              90,771
Coffeyville Resources
 Letter of Credit
 06-22-11                               2.69               16,641              14,810
Coffeyville Resources
 Tranche D Term Loan
 12-28-13                          5.54-6.75               54,525              48,527
                                                                      ---------------
Total                                                                         166,177
-------------------------------------------------------------------------------------

HEALTH CARE (2.8%)
AGA Medical
 Tranche B Term Loan
 04-28-13                          4.69-5.10              100,000              90,000
Biomet
 Term Loan
 09-25-13                               6.76               49,500              46,085
Capella Healthcare
 1st Lien Term Loan
 03-02-15                               7.20              124,375             112,870
Carestream Health
 1st Lien Term Loan
 04-30-13                          4.80-5.70              575,990             495,352
DaVita
 Tranche B1 Term Loan
 10-05-12                          4.30-5.27              780,893             700,070
Emdeon Business Services LLC
 1st Lien Term Loan
 11-16-13                               4.81              174,077             154,928
HCA
 Tranche B Term Loan
 11-17-13                               6.01              157,200             139,191
Health Management Associates
 Tranche B Term Loan
 02-28-14                               5.51              498,675             420,757
IASIS Healthcare
 Delayed Draw Term Loan
 03-14-14                               5.70              475,755             437,994
IASIS Healthcare
 Letter of Credit
 03-14-14                               3.60              127,186             117,091
inVentiv Health
 Tranche B Term Loan
 10-05-11                               5.52               23,277              21,065
Inverness Medical
 1st Lien Term Loan
 06-26-14                          5.43-5.48               49,375              45,178
Inverness Medical
 2nd Lien Term Loan
 06-26-15                               7.68              500,000             450,000
Invitrogen
 Tranche B Term Loan
 TBD                                     TBD              150,000(n,p)        145,970


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2008 ANNUAL REPORT  29

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

SENIOR LOANS (CONTINUED)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
HEALTH CARE (CONT.)
Natl Mentor Holding
 Synthetic Letter of Credit
 06-29-13                               2.00%              $7,161              $6,176
Natl Mentor Holding
 Tranche B Term Loan
 06-29-13                               5.77              117,540             101,378
Royalty Pharma Finance Trust
 Tranche B Term Loan
 04-16-13                               6.01              523,188             495,067
Select Medical
 Tranche B Term Loan
 02-24-12                          4.81-6.00               74,480              65,357
Stiefel Laboratories
 Delayed Draw Term Loan
 12-28-13                               5.04               41,082              36,974
Stiefel Laboratories
 Term Loan
 12-28-13                               5.04               53,711              48,340
Surgical Care Affiliates
 Term Loan
 12-29-14                               5.76               24,688              20,738
Vanguard Health Systems
 Term Loan
 09-23-11                          5.95-6.01              747,301             670,703
                                                                      ---------------
Total                                                                       4,821,284
-------------------------------------------------------------------------------------

INDEPENDENT ENERGY (0.1%)
Quicksilver Resources
 2nd Lien Term Loan
 TBD                                     TBD               50,000(n,p)         47,417
 08-08-13                               8.20               74,813              70,946
                                                                      ---------------
Total                                                                         118,363
-------------------------------------------------------------------------------------

LIFE INSURANCE (0.1%)
Conseco
 Term Loan
 10-10-13                               5.71              288,837             216,628
-------------------------------------------------------------------------------------

MEDIA CABLE (1.8%)
Cequel Communication
 1st Lien Term Loan
 11-05-13                          4.79-6.00              248,111             216,122
Charter Communications
 Term Loan
 09-06-14                               4.80              496,250             394,380
CSC Holdings
 Incremental Term Loan
 03-29-13                               4.57              369,517             332,566
Discovery Communications
 Tranche B Term Loan
 05-14-14                               5.76              493,750             461,656
Mediacom Communications
 Tranche D2 Term Loan
 12-31-15                          4.24-5.72              361,390             321,638
NTL Telewest
 Tranche B4 Term Loan
 09-03-12                               4.80              838,564(c)          785,104
Telesat
 Tranche 1 Term Loan
 10-31-14                          5.80-6.71               91,435(c)           82,017
Telesat
 Tranche 2 Term Loan
 10-31-14                          5.89-6.77                7,853(c)            7,044
Weather Channel
 Term Loan
 10-01-15                               7.09              450,000             431,249
                                                                      ---------------
Total                                                                       3,031,776
-------------------------------------------------------------------------------------

MEDIA NON CABLE (3.7%)
Advanstar
 1st Lien Term Loan
 05-31-14                               6.01               74,063              52,399
Advanstar
 2nd Lien Term Loan
 11-30-14                               8.76               25,000              15,219
CanWest Media
 Tranche D Term Loan
 07-13-14                               4.81               49,375(c)           43,450
Cengage Learning
 Tranche B Term Loan
 07-05-14                               6.20              557,173             452,107
Citadel Broadcasting
 Tranche B Term Loan
 06-12-14                          4.10-4.44               50,000              37,375
CMP Susquehanna
 Term Loan
 05-05-13                          4.52-5.74              346,323             239,828
Cumulus Media
 Term Loan
 06-11-14                          4.50-5.46              439,236             338,212
CW Media Holdings
 Tranche B Term Loan
 02-16-15                               7.01              198,000             184,140
Deluxe Communications
 Tranche A Term Loan
 05-11-13                               3.66               13,924              11,278
Deluxe Communications
 Tranche B Term Loan
 05-11-13                          5.05-6.01              266,682             216,013
Deluxe Communications
 Tranche C Term Loan
 05-11-13                               6.01               25,713              20,827
DirecTV Holdings
 Tranche B Term Loan
 04-13-13                               5.20              458,509             427,303
Emmis Operating
 Tranche B Term Loan
 11-02-13                          4.81-5.77              431,706             349,682


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
30  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

SENIOR LOANS (CONTINUED)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
MEDIA NON CABLE (CONT.)
Gate House Media
 Term Loan
 08-28-14                               5.07%            $700,000            $356,125
Gray Television
 Tranche B Term Loan
 01-19-15                          4.29-5.50              331,708             253,757
Intelsat
 Term Loan
 02-01-14                               5.29              500,000(c)          405,000
Intelsat
 Tranche B2A Term Loan
 01-03-14                               5.29              164,606             151,437
Intelsat
 Tranche B2B Term Loan
 01-03-14                               5.29              164,556             151,392
Intelsat
 Tranche B2C Term Loan
 01-03-14                               5.29              164,556             151,392
Lodgenet Entertainment
 Term Loan
 04-04-14                               5.77              291,450             248,825
MediaNews Group
 Tranche C Term Loan
 08-02-13                               7.45              164,095             124,918
Newsday
 Term Loan
 07-18-13                               7.96               25,000              24,125
Nielsen Finance VNU
 Term Loan
 08-09-13                               4.80              420,606             370,133
Penton Media
 1st Lien Term Loan
 02-01-13                          5.05-5.95              494,987             353,916
Penton Media
 2nd Lien Term Loan
 02-01-14                               7.80               75,000              48,750
Quebecor Media
 Tranche B Term Loan
 01-17-13                               4.79              246,212(c)          219,129
Spanish Broadcasting System
 1st Lien Term Loan
 06-11-12                               5.52              374,840             232,401
Tribune Company
 Tranche X Term Loan
 06-04-09                               5.54               17,067              15,808
Tribune Company
 Tranche B Term Loan
 05-19-14                               5.79               98,750              50,579
Univision Communications
 Term Loan
 09-29-14                          5.05-6.25              800,000             509,336
Young Broadcasting
 Incremental Term Loan
 11-03-12                          5.31-6.31               17,838              13,423
Young Broadcasting
 Term Loan
 11-03-12                          5.31-6.31              106,202              79,917
Zuffa
 Term Loan
 06-19-15                               5.25               24,688              20,738
                                                                      ---------------
Total                                                                       6,168,934
-------------------------------------------------------------------------------------

METALS (0.5%)
Aleris Intl
 Term Loan
 12-19-13                               5.25              259,168             210,186
Algoma Steel
 Term Loan
 07-06-13                               5.69              328,637(c)          305,632
Edgen Murray
 1st Lien Term Loan
 05-11-14                          5.54-5.56               49,376              42,504
Edgen Murray
 2nd Lien Term Loan
 05-11-15                               9.06               25,000              22,500
Mueller Group
 Tranche B Term Loan
 05-24-14                          4.55-5.51               23,306              20,665
Noranda Aluminum
 Tranche B Term Loan
 05-18-14                               4.81               19,673              18,148
Novelis
 Term Loan
 07-06-14                               5.77              296,869(c)          260,057
                                                                      ---------------
Total                                                                         879,692
-------------------------------------------------------------------------------------

OIL FIELD SERVICES (0.3%)
Dresser
 Tranche B 1st Lien Term Loan
 05-04-14                          5.06-5.95              458,777             414,046
Venoco
 Term Loan
 05-07-14                               6.81              100,000              93,000
                                                                      ---------------
Total                                                                         507,046
-------------------------------------------------------------------------------------

OTHER FINANCIAL INSTITUTIONS (0.4%)
Ameritrade Holding
 Tranche B Term Loan
 12-31-12                               5.20              638,198             594,322
Asurion
 1st Lien Term Loan
 07-03-14                          5.49-5.80              100,000              87,150
                                                                      ---------------
Total                                                                         681,472
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2008 ANNUAL REPORT  31

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

SENIOR LOANS (CONTINUED)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)

OTHER INDUSTRY (0.1%)
Intelsat Jackson
 Term Loan
 02-01-14                               5.78%            $125,000(c)         $100,000
Lender Processing Services
 Tranche B Term Loan
 07-02-14                               6.20               74,813              73,503
                                                                      ---------------
Total                                                                         173,503
-------------------------------------------------------------------------------------

PACKAGING (0.8%)
BWAY
 Tranche B Term Loan
 07-17-13                               5.56              176,898             165,399
Graham Packaging
 Term Loan
 10-07-11                          4.75-6.06              397,980             356,192
Graphic Packaging Intl
 Incremental Term Loan
 05-16-14                          5.54-6.51              369,545             330,628
Solo Cup
 Tranche B1 Term Loan
 02-28-11                          5.99-6.72              615,226             576,264
                                                                      ---------------
Total                                                                       1,428,483
-------------------------------------------------------------------------------------

PAPER (0.6%)
Georgia-Pacific
 Tranche B Term Loan
 12-20-12                          4.22-4.57              478,389             417,222
Smurfit-Stone Container Enterprises
 Credit Linked Deposit
 11-01-10                               2.71              291,100             269,995
Smurfit-Stone Container Enterprises
 Tranche B Term Loan
 11-01-11                          4.50-4.81              326,359             301,650
                                                                      ---------------
Total                                                                         988,867
-------------------------------------------------------------------------------------

PHARMACEUTICALS (0.3%)
Cardinal Health
 Term Loan
 04-10-14                               6.01              677,835             551,873
-------------------------------------------------------------------------------------

RAILROADS (0.1%)
RailAmerica
 Term Loan
 08-14-09                               6.79              150,000             141,000
-------------------------------------------------------------------------------------

REFINING (0.2%)
Western Refining LLC
 Tranche B Term Loan
 05-30-14                               7.75              458,482             388,944
-------------------------------------------------------------------------------------

REITS (0.2%)
Capital Automotive
 Tranche B Term Loan
 12-16-10                               4.24              367,989             319,922
-------------------------------------------------------------------------------------

RESTAURANTS (0.5%)
Arby's Restaurant Group
 Term Loan
 07-25-12                          4.93-6.01              456,098             392,244
Buffets
 Tranche 3 Letter of Credit
 05-01-13                         2.70-10.95              464,161             158,395
Dennys
 Credit Linked Deposit
 03-31-12                          2.00-3.72              123,333             107,300
El Pollo Loco
 Tranche B Term Loan
 11-18-11                               5.70              180,020             157,967
                                                                      ---------------
Total                                                                         815,906
-------------------------------------------------------------------------------------

RETAILERS (1.6%)
Davids Bridal
 Term Loan
 01-31-14                               5.76              529,841             450,365
Gregg Appliances
 Term Loan
 07-31-13                               4.80               22,313              19,635
Jetro Holdings
 Term Loan
 07-02-14                               5.05              148,438             133,594
Lone Star
 Term Loan
 07-06-14                               5.32               24,688              20,552
Pantry
 Delayed Draw Term Loan
 05-15-14                               5.46              169,243             144,491
Pantry
 Term Loan
 05-15-14                               5.46              587,895             501,916
Pep Boys-Manny Moe & Jack
 Term Loan
 01-27-11                               4.81              243,305             214,109
PETCO
 Term Loan
 10-26-13                          4.72-5.05              174,557             152,737
Rent-A-Center
 Term Loan
 06-30-12                          4.54-4.82              372,454             346,382
Sally Holdings LLC
 Tranche B Term Loan
 11-16-13                          5.06-5.96              447,711             406,410
Sports Authority
 Term Loan
 05-03-13                               6.01              454,192             340,644
                                                                      ---------------
Total                                                                       2,730,835
-------------------------------------------------------------------------------------

SUPERMARKETS (0.2%)
Supervalu
 Tranche B Term Loan
 06-02-12                               4.68              455,675             412,892
-------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
32  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

SENIOR LOANS (CONTINUED)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)

TECHNOLOGY (1.2%)
BearingPoint
 Credit Linked Deposit
 05-31-12                               7.84%             $50,000             $37,500
BearingPoint
 Term Loan
 05-31-12                               6.31               49,250              37,553
Brocade Communications
 1st Lien Term Loan
 TBD                                     TBD              100,000(n,p)         96,250
CACI Intl
 Term Loan
 05-03-11                          3.99-4.32              315,981             301,762
Freescale Semiconductor
 Term Loan
 12-02-13                               4.24              295,489             239,975
Infor Global Solutions
 1st Lien Delayed Draw Term Loan
 07-28-12                               7.52               86,765              69,267
Infor Global Solutions
 1st Lien Term Loan
 07-28-12                               7.52              166,293             127,630
Metavante
 Tranche B Term Loan
 11-01-14                               4.55               74,625              67,909
Reynolds & Reynolds
 1st Lien Term Loan
 10-26-12                               5.70              412,633             367,244
Sabre
 Term Loan
 09-30-14                          4.80-5.71              300,000             203,571
SunGard Data Systems
 Term Loan
 02-28-14                               4.55              500,000             434,065
Verint Systems
 Term Loan
 05-25-14                               5.74               23,462              19,238
                                                                      ---------------
Total                                                                       2,001,964
-------------------------------------------------------------------------------------

TEXTILE (0.2%)
Levi Strauss & Co
 Term Loan
 03-27-14                               4.74              100,000              77,500
St. John Knits
 Tranche B Term Loan
 03-18-12                               5.80              100,985              92,906
William Carter
 Tranche B Term Loan
 07-14-12                          4.30-5.20              276,335             258,374
                                                                      ---------------
Total                                                                         428,780
-------------------------------------------------------------------------------------

TRANSPORTATION SERVICES (0.4%)
Hertz
 Letter of Credit
 12-21-12                               3.20              110,430              98,098
Hertz
 Tranche B Term Loan
 12-21-12                          3.99-4.69              630,371             557,090
                                                                      ---------------
Total                                                                         655,188
-------------------------------------------------------------------------------------

WIRELESS (1.3%)
Alltel Communications
 Tranche B2 Term Loan
 05-15-15                               5.32              198,995             192,165
Cellular South
 Delayed Draw Term Loan
 TBD                                     TBD               87,500(n,p,q)       80,938
Cellular South
 Tranche B Term Loan
 05-29-14                          4.46-5.75              259,875             240,384
Centennial Cellular Operating LLC
 Term Loan
 02-09-11                          4.48-5.76              362,697             345,665
Cricket Communications
 Tranche B Term Loan
 06-16-13                               6.50              653,192             622,577
Crown Castle Intl
 Term Loan
 03-06-14                               5.38               53,109              46,524
Hawaiian Telecom
 Tranche C Term Loan
 04-30-12                               6.26               28,180              19,384
MetroPCS Wireless
 Tranche B Term Loan
 TBD                                     TBD              548,601(n,p)        489,703
Ntelos
 Tranche B Term Loan
 08-24-11                               5.96              141,054             132,767
PAETEC Communications
 Incremental Term Loan
 02-28-13                               6.20               99,500              82,751
                                                                      ---------------
Total                                                                       2,252,858
-------------------------------------------------------------------------------------

WIRELINES (0.6%)
Alaska Communications System
 Term Loan
 02-01-12                               5.51              398,120             356,648
Iowa Telecommunications
 Tranche B Term Loan
 11-30-11                          4.57-5.52              500,000             457,500


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2008 ANNUAL REPORT  33

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

SENIOR LOANS (CONTINUED)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
WIRELINES (CONT.)
Time Warner Telecom
 Tranche B Term Loan
 01-07-13                               5.71%            $224,695            $212,336
                                                                      ---------------
Total                                                                       1,026,484
-------------------------------------------------------------------------------------
TOTAL SENIOR LOANS
(Cost: $56,238,857)                                                       $49,811,179
-------------------------------------------------------------------------------------




MONEY MARKET FUND  (10.3%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term
 Cash Fund, 2.31%                                    17,767,611(s)        $17,767,611
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $17,767,611)                                                       $17,767,611
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $194,494,769)(u)                                                  $178,364,680
=====================================================================================




INVESTMENTS IN DERIVATIVES

FUTURES CONTRACTS OUTSTANDING AT SEPT. 30, 2008


                              NUMBER OF                                  UNREALIZED
                              CONTRACTS      NOTIONAL     EXPIRATION    APPRECIATION
CONTRACT DESCRIPTION        LONG (SHORT)   MARKET VALUE      DATE      (DEPRECIATION)
-------------------------------------------------------------------------------------
U.S. Long Bond, 20-year           44         $5,155,563    Dec. 2008        $15,174
U.S. Treasury Note, 2-           109         23,264,687    Jan. 2009        144,574
  year
U.S. Treasury Note, 5-            (3)          (336,703)   Jan. 2009         (6,502)
  year
U.S. Treasury Note, 10-          (42)        (4,814,250)   Dec. 2008         85,267
  year
-------------------------------------------------------------------------------------
Total                                                                      $238,513
-------------------------------------------------------------------------------------


CREDIT DEFAULT SWAP CONTRACTS OUTSTANDING AT SEPT. 30, 2008


                                                                                                 UNAMORTIZED
                                                                                                   PREMIUM
                        REFERENCED       BUY/SELL   PAY/RECEIVE    EXPIRATION                       (PAID)     UNREALIZED
COUNTERPARTY              ENTITY        PROTECTION   FIXED RATE       DATE      NOTIONAL AMOUNT    RECEIVED   DEPRECIATION
--------------------------------------------------------------------------------------------------------------------------
Goldman Sachs       CDX North America      Sell         .60%     Dec. 20, 2012     $1,500,000       $23,152      $(45,430)
                    Investment Grade
                    Index
--------------------------------------------------------------------------------------------------------------------------
Goldman Sachs       CDX North America      Sell         .60      Dec. 20, 2012      3,000,000        35,478      (101,686)
                    Investment Grade
                    Index
--------------------------------------------------------------------------------------------------------------------------
Total                                                                                                           $(147,116)
--------------------------------------------------------------------------------------------------------------------------




See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
34  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

INTEREST RATE SWAP CONTRACTS OUTSTANDING AT SEPT. 30, 2008


                                            FUND
                        FLOATING        PAY/RECEIVE    FIXED    EXPIRATION                     UNREALIZED
COUNTERPARTY           RATE INDEX      FLOATING RATE   RATE        DATE      NOTIONAL AMOUNT  APPRECIATION
----------------------------------------------------------------------------------------------------------
Barclays Bank PLC  3-month USD LIBOR-       Pay       4.4425% June 12, 2013     $4,500,000       $133,878
                   BBA as determined
                   each quarter on
                   March 12, June 12,
                   Sept. 12 and Dec.
                   12.


FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT SEPT. 30, 2008


                           CURRENCY TO          CURRENCY TO      UNREALIZED     UNREALIZED
EXCHANGE DATE             BE DELIVERED          BE RECEIVED     APPRECIATION   DEPRECIATION
-------------------------------------------------------------------------------------------
Nov. 5, 2008                      1,210,000         1,747,850      $39,072             $--
                     European Monetary Unit       U.S. Dollar
-------------------------------------------------------------------------------------------

Nov. 5, 2008                      1,546,000         1,045,057       15,081              --
                         New Zealand Dollar       U.S. Dollar
-------------------------------------------------------------------------------------------

Nov. 5, 2008                      4,713,000           699,388       18,133              --
                              Swedish Krona       U.S. Dollar
-------------------------------------------------------------------------------------------

Nov. 5, 2008                      1,048,601         1,085,000           --         (27,277)
                                U.S. Dollar   Canadian Dollar
-------------------------------------------------------------------------------------------

Nov. 5, 2008                      1,757,159       183,523,000           --         (22,097)
                                U.S. Dollar      Japanese Yen
-------------------------------------------------------------------------------------------

Nov. 5, 2008                        696,176         4,024,000           --         (12,817)
                                U.S. Dollar   Norwegian Krone
-------------------------------------------------------------------------------------------
Total                                                              $72,286        $(62,191)
-------------------------------------------------------------------------------------------



NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Sept. 30, 2008, the value of foreign securities represented 17.2% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Sept. 30, 2008, the value of these securities amounted to $8,104,608 or 4.7% of net assets.

(e) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Sept. 30, 2008.


--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2008 ANNUAL REPORT  35

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(h) This is a variable rate security that entitles holders to receive only interest payments. Interest is paid annually. The interest payment is based on the Gross Domestic Product (GDP) level of the previous year for the respective country. To the extent that the previous year's GDP exceeds the 'base case GDP', an interest payment is made equal to 0.012225 of the difference.

(i) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Sept. 30, 2008.

(j) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Sept. 30, 2008.

(k) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(l) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(m) The borrower filed for protection under Chapter 11 of the U.S. Federal Bankruptcy Code.

(n) At Sept. 30, 2008, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $8,119,439. See Note 1 to the financial statements.

(o) Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.


--------------------------------------------------------------------------------
36  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

(p) Represents a senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

(q) At Sept. 30, 2008, the Fund had unfunded senior loan commitments pursuant to the terms of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

                                                 UNFUNDED
BORROWER                                        COMMITMENT
----------------------------------------------------------
Boston Generating LLC
  Revolving Credit                                 $8,689
Boston Generating LLC
  Synthetic Letter of Credit                          124
Cellular South
  Delayed Draw                                     85,925
Fontainebleau Las Vegas
  Delayed Draw                                     66,098
Golden Nugget
  Delayed Draw                                     24,243
Greektown Holdings LLC
  Debtor In Possession Delayed Draw               311,878
Manitowoc
  Tranche B                                        98,032
Seminole Tribe of Florida
  Tranche B1 Delayed Draw                          58,268
Seminole Tribe of Florida
  Tranche B2 Delayed Draw                         104,757
Seminole Tribe of Florida
  Tranche B3 Delayed Draw                          96,343
----------------------------------------------------------
Total                                            $854,357
----------------------------------------------------------


(r) At Sept. 30, 2008, investments in securities included securities valued at $313,802 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(s) Affiliated Money Market Fund -- See Note 5 to the financial statements. The rate shown is the seven-day current annualized yield at Sept. 30, 2008.

(t) On Sept. 15, 2008, Lehman Brothers Holdings filed a Chapter 11 bankruptcy petition.


--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2008 ANNUAL REPORT  37

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

(u) At Sept. 30, 2008, the cost of securities for federal income tax purposes was $195,840,194 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                           $1,704,884
     Unrealized depreciation                          (19,180,398)
     ------------------------------------------------------------
     Net unrealized depreciation                     $(17,475,514)
     ------------------------------------------------------------


The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.


--------------------------------------------------------------------------------
38  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2008 ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
SEPT. 30, 2008


ASSETS
Investments in securities, at value
  Unaffiliated issuers (identified cost $176,727,158)                     $160,597,069
  Affiliated money market fund (identified cost $17,767,611)                17,767,611
--------------------------------------------------------------------------------------
Total investments in securities (identified cost $194,494,769)             178,364,680
Cash                                                                           545,838
Foreign currency holdings (identified cost $250,962)                           232,754
Capital shares receivable                                                      308,834
Dividends and accrued interest receivable                                    1,522,461
Receivable for investment securities sold                                    6,463,439
Unrealized appreciation on forward foreign currency contracts                   72,286
Unrealized appreciation on swap contracts                                      133,878
Cash deposits and collateral held with brokers                                 277,550
--------------------------------------------------------------------------------------
Total assets                                                               187,921,720
--------------------------------------------------------------------------------------
LIABILITIES
Premiums received on outstanding credit default swap contracts                  58,630
Dividends payable to shareholders                                               95,260
Capital shares payable                                                         443,385
Payable for investment securities purchased                                 14,575,389
Variation margin payable                                                       163,867
Unrealized depreciation on forward foreign currency contracts                   62,191
Unrealized depreciation on swap contracts                                      147,116
Accrued investment management services fees                                      2,606
Accrued distribution fees                                                       74,873
Accrued transfer agency fees                                                       419
Accrued administrative services fees                                               332
Accrued plan administration services fees                                            6
Other accrued expenses                                                          86,191
--------------------------------------------------------------------------------------
Total liabilities                                                           15,710,265
--------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                        $172,211,455
--------------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                           $    192,837
Additional paid-in capital                                                 188,826,137
Undistributed net investment income                                             55,843
Accumulated net realized gain (loss)                                          (935,963)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies       (15,927,399)
--------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock  $172,211,455
--------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2008 ANNUAL REPORT  39

STATEMENT OF ASSETS AND LIABILITIES (continued) -------------------------------- SEPT. 30, 2008

NET ASSET VALUE PER SHARE
                              NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $148,194,341           16,594,182                       $8.93(1)
Class B                     $ 18,190,751            2,036,698                       $8.93
Class C                     $  5,807,175              650,672                       $8.92
Class R2                    $      4,797                  537                       $8.93
Class R3                    $      4,797                  537                       $8.93
Class R4                    $      4,797                  537                       $8.93
Class R5                    $      4,797                  537                       $8.93
-----------------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $9.38. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
40  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2008 ANNUAL REPORT

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED SEPT. 30, 2008


INVESTMENT INCOME
Income:
Dividends                                                     $    351,187
Interest                                                         8,938,589
Income distributions from affiliated money market fund             519,507
  Less foreign taxes withheld                                       (9,734)
--------------------------------------------------------------------------
Total income                                                     9,799,549
--------------------------------------------------------------------------
Expenses:
Investment management services fees                                904,660
Distribution fees
  Class A                                                          362,627
  Class B                                                          149,282
  Class C                                                           45,011
  Class R2                                                               5
  Class R3                                                               2
Transfer agency fees
  Class A                                                          119,873
  Class B                                                           13,832
  Class C                                                            4,002
  Class R2                                                               1
  Class R3                                                               1
  Class R4                                                               1
  Class R5                                                               1
Administrative services fees                                       115,139
Plan administration services fees
  Class R2                                                               2
  Class R3                                                               2
  Class R4                                                               2
Compensation of board members                                        3,431
Custodian fees                                                     137,198
Printing and postage                                                35,134
Registration fees                                                   78,016
Professional fees                                                   33,590
Other                                                                9,148
--------------------------------------------------------------------------
Total expenses                                                   2,010,960
  Earnings and bank fee credits on cash balances                    (2,418)
--------------------------------------------------------------------------
Total net expenses                                               2,008,542
--------------------------------------------------------------------------
Investment income (loss) -- net                                  7,791,007
--------------------------------------------------------------------------



--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2008 ANNUAL REPORT  41

STATEMENT OF OPERATIONS (continued) --------------------------------------------
YEAR ENDED SEPT. 30, 2008

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                       $   (499,641)
  Foreign currency transactions                                   (206,187)
  Futures contracts                                               (227,642)
  Swap transactions                                                 25,731
--------------------------------------------------------------------------
Net realized gain (loss) on investments                           (907,739)
Net change in unrealized appreciation (depreciation) on
  investments
  and on translation of assets and liabilities in foreign
  currencies                                                   (15,513,791)
--------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies          (16,421,530)
--------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                  $ (8,630,523)
--------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
42  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2008 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED SEPT. 30,                                                  2008         2007*
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                               $  7,791,007  $  1,561,015
Net realized gain (loss) on investments                           (907,739)     (162,598)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities
  in foreign currencies                                        (15,513,791)     (323,111)
----------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                    (8,630,523)    1,075,306
----------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                     (6,880,313)   (1,492,545)
    Class B                                                       (577,183)      (53,810)
    Class C                                                       (174,008)      (15,080)
    Class R2                                                           (31)          N/A
    Class R3                                                           (34)          N/A
    Class R4                                                           (36)          N/A
    Class R5                                                           (38)          N/A
  Net realized gain
    Class A                                                        (35,621)           --
    Class B                                                         (2,941)           --
    Class C                                                           (926)           --
----------------------------------------------------------------------------------------
Total distributions                                             (7,671,131)   (1,561,435)
----------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2008 ANNUAL REPORT  43

STATEMENTS OF CHANGES IN NET ASSETS (continued) --------------------------------

YEAR ENDED SEPT. 30,                                                  2008         2007*
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                              $ 99,306,929  $ 64,012,571
  Class B shares                                                18,073,295     7,855,250
  Class C shares                                                 4,914,661     2,340,748
  Class R2 shares                                                    5,000           N/A
  Class R3 shares                                                    5,000           N/A
  Class R4 shares                                                    5,000           N/A
  Class R5 shares                                                    5,000           N/A
Reinvestment of distributions at net asset value
  Class A shares                                                 4,436,548       494,993
  Class B shares                                                   535,904        47,707
  Class C shares                                                   147,104        11,958
Payments for redemptions
  Class A shares                                               (52,988,460)   (2,181,462)
  Class B shares                                                (6,061,015)     (765,163)
  Class C shares                                                (1,068,350)      (79,569)
----------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
  transactions                                                  67,316,616    71,737,033
----------------------------------------------------------------------------------------
Total increase (decrease) in net assets                         51,014,962    71,250,904
Net assets at beginning of year                                121,196,493    49,945,589**
----------------------------------------------------------------------------------------
Net assets at end of year                                     $172,211,455  $121,196,493
----------------------------------------------------------------------------------------
Undistributed net investment income                           $     55,843  $     59,990
----------------------------------------------------------------------------------------


 * For the period from May 17, 2007 (when shares became publicly available) to Sept. 30, 2007.
** Initial capital of $50,000,000 was contributed on May 10, 2007. The Fund had a decrease in net assets resulting from operations of $54,411 during the period from May 10, 2007 to May 17, 2007 (when shares became publicly available).

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
44  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2008 ANNUAL REPORT

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

CLASS A


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Sept. 30,                         2008     2007(b)
Net asset value, beginning of period                 $9.84        $9.99
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .46          .18
Net gains (losses) (both realized and
 unrealized)                                          (.91)        (.15)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                      (.45)         .03
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.46)        (.18)
Distributions from realized gains                     (.00)(d)       --
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.46)        (.18)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $8.93        $9.84
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $148         $112
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(e),(f)                         1.13%        1.27%(g)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(f),(h),(i)                     1.13%        1.16%(g)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         4.83%        5.12%(g)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               137%(j)       70%
--------------------------------------------------------------------------------------------------------------
Total return(k)                                     (4.74%)        .40%(l)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 17, 2007 (when shares became publicly available) to Sept. 30, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Rounds to zero.
(e) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(f) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(g) Adjusted to an annual basis.
(h) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(i) Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Sept. 30, 2008 were less than 0.01% of average net assets.
(j) Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 82% for the year ended Sept. 30, 2008.
(k) Total return does not reflect payment of a sales charge.
(l) Not annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2008 ANNUAL REPORT  45

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

CLASS B


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Sept. 30,                         2008     2007(b)
Net asset value, beginning of period                 $9.84        $9.99
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .38          .16
Net gains (losses) (both realized and
 unrealized)                                          (.90)        (.15)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                      (.52)         .01
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.39)        (.16)
Distributions from realized gains                     (.00)(d)       --
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.39)        (.16)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $8.93        $9.84
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $18           $7
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(e),(f)                         1.90%        2.09%(g)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(f),(h),(i)                     1.90%        1.92%(g)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         4.04%        4.42%(g)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               137%(j)       70%
--------------------------------------------------------------------------------------------------------------
Total return(k)                                     (5.47%)        .13%(l)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 17, 2007 (when shares became publicly available) to Sept. 30, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Rounds to zero.
(e) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(f) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(g) Adjusted to an annual basis.
(h) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(i) Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Sept. 30, 2008 were less than 0.01% of average net assets.
(j) Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 82% for the year ended Sept. 30, 2008.
(k) Total return does not reflect payment of a sales charge.
(l) Not annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
46  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS C


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Sept. 30,                         2008     2007(b)
Net asset value, beginning of period                 $9.84        $9.99
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .38          .15
Net gains (losses) (both realized and
 unrealized)                                          (.91)        (.15)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                      (.53)          --
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.39)        (.15)
Distributions from realized gains                     (.00)(d)       --
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.39)        (.15)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $8.92        $9.84
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                 $6           $2
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(e),(f)                         1.90%        2.06%(g)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(f),(h),(i)                     1.90%        1.92%(g)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         4.06%        4.21%(g)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               137%(j)       70%
--------------------------------------------------------------------------------------------------------------
Total return(k)                                     (5.57%)        .10%(l)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 17, 2007 (when shares became publicly available) to Sept. 30, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Rounds to zero.
(e) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(f) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(g) Adjusted to an annual basis.
(h) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(i) Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Sept. 30, 2008 were less than 0.01% of average net assets.
(j) Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 82% for the year ended Sept. 30, 2008.
(k) Total return does not reflect payment of a sales charge.
(l) Not annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2008 ANNUAL REPORT  47

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

CLASS R2


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Sept. 30,                     2008(b)
Net asset value, beginning of period                 $9.32
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .08
Net gains (losses) (both realized and
 unrealized)                                          (.42)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                      (.34)
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.05)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $8.93
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         1.63%(f)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     1.63%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         4.49%(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               137%(i)
--------------------------------------------------------------------------------------------------------------
Total return                                        (3.64%)(j)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(h) Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the period ended Sept. 30, 2008 were less than 0.01% of average net assets.
(i) Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 82% for the period ended Sept. 30, 2008.
(j) Not annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
48  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS R3


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Sept. 30,                     2008(b)
Net asset value, beginning of period                 $9.32
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .08
Net gains (losses) (both realized and
 unrealized)                                          (.41)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                      (.33)
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.06)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $8.93
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         1.36%(f)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     1.36%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         4.75%(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               137%(i)
--------------------------------------------------------------------------------------------------------------
Total return                                        (3.59%)(j)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(h) Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the period ended Sept. 30, 2008 were less than 0.01% of average net assets.
(i) Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 82% for the period ended Sept. 30, 2008.
(j) Not annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2008 ANNUAL REPORT  49

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

CLASS R4


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Sept. 30,                     2008(b)
Net asset value, beginning of period                 $9.32
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .08
Net gains (losses) (both realized and
 unrealized)                                          (.41)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                      (.33)
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.06)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $8.93
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         1.12%(f)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     1.12%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         4.88%(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               137%(i)
--------------------------------------------------------------------------------------------------------------
Total return                                        (3.56%)(j)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(h) Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the period ended Sept. 30, 2008 were less than 0.01% of average net assets.
(i) Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 82% for the period ended Sept. 30, 2008.
(j) Not annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
50  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS R5


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Sept. 30,                     2008(b)
Net asset value, beginning of period                 $9.32
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .09
Net gains (losses) (both realized and
 unrealized)                                          (.41)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                      (.32)
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.07)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $8.93
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                          .88%(f)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                      .88%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         5.21%(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               137%(i)
--------------------------------------------------------------------------------------------------------------
Total return                                        (3.51%)(j)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(h) Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the period ended Sept. 30, 2008 were less than 0.01% of average net assets.
(i) Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 82% for the period ended Sept. 30, 2008.
(j) Not annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2008 ANNUAL REPORT  51

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

RiverSource Strategic Income Allocation Fund (the Fund) is a series of RiverSource Strategic Allocation Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Strategic Allocation Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board of Directors (the Board). The Fund invests primarily in high yield bonds, emerging markets bonds, bank loans, government and corporate bonds, mortgage- and asset-backed securities, Treasury inflation protected securities, international bonds and cash or cash equivalents. A smaller portion of the Fund may be allocated to real estate investment trusts and U.S. and international equity securities. On May 10, 2007, Ameriprise Financial, Inc. (Ameriprise Financial), the parent company of RiverSource Investments, LLC (RiverSource Investments or the Investment Manager), invested $50,000,000 in the Fund (4,998,000 shares for Class A, 1,000 shares for Class B and 1,000 shares for Class C), which represented the initial capital for each class at $10 per share. On or about Aug. 31, 2007, Ameriprise Financial transferred its ownership interest in invested initial capital in the Fund to the Investment Manager. Shares of the Fund were first offered to the public on May 17, 2007.

The Fund offers Class A, Class B, Class C, Class R2, Class R3, Class R4 and Class R5 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Effective Aug. 1, 2008, the Fund offers Class R2, Class R3, Class R4 and Class R5 shares which are sold without a front-end sales charge or CDSC and are offered to qualifying institutional investors.

At Sept. 30, 2008, the Investment Manager owned 100% of Class R2, Class R3, Class R4 and Class R5 shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.


--------------------------------------------------------------------------------
52  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. Swap transactions are valued through an authorized pricing service, broker, or an internal model.


--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2008 ANNUAL REPORT  53

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost, which approximates fair value.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS AND UNFUNDED LOAN COMMITMENTS Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At Sept. 30, 2008, the Fund has outstanding when-issued securities of $6,817,806 and other forward-commitments of $1,301,633.

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. These commitments are disclosed in the Portfolio of Investments. At Sept. 30, 2008, the Fund has entered into unfunded loan commitments of $854,357.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain or loss. Losses may arise due to changes in the value of the securities or if a counterparty does not perform under the terms of the agreement. If a counterparty files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited.

OPTION TRANSACTIONS
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call

--------------------------------------------------------------------------------
54  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. At Sept. 30, 2008, and for the year then ended, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures and futures on options are valued daily based upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized


--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2008 ANNUAL REPORT  55

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Sept. 30, 2008, foreign currency holdings consisted of multiple denominations.

The Fund may enter into forward foreign currency contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the counterparty will not complete its contract obligations.

FORWARD SALE COMMITMENTS
The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. During the time a forward sale commitment is outstanding, equivalent deliverable securities, or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Valuation of securities" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into. At Sept. 30, 2008, the Fund had no outstanding forward sale commitments.

CREDIT DEFAULT SWAP TRANSACTIONS
The Fund may enter into credit default swap contracts to increase or decrease its credit exposure to an issuer, obligation, portfolio, or index of issuers or obligations, to hedge its exposure on an obligation that it owns or in lieu of selling such obligations. As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If the credit event specified in the contract occurs, the Fund will be required to deliver either the referenced obligation or an equivalent cash amount

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56  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


to the protection seller and in exchange the Fund will receive the notional amount from the seller. The difference between the value of the obligation delivered and the notional amount received will be recorded as a realized gain
(loss). As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If the credit event specified in the contract occurs, the Fund will receive the referenced obligation or an equivalent cash amount in exchange for the payment of the notional amount to the protection buyer. The difference between the value of the obligation received and the notional amount paid will be recorded as a realized gain (loss). As a protection seller, the maximum amount of the payment made by the Fund may equal the notional amount (shown in the Credit Default Swap Contracts Outstanding table following the Portfolio of Investments), at par, of the underlying index or security as a result of the related credit event.

The notional amounts of credit default swap contracts are not recorded in the financial statements. Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability and amortized daily as a component of realized gain (loss) on the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all

--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2008 ANNUAL REPORT  57

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Financial Accounting Standards Board (FASB) Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of futures contracts, foreign currency transactions, recognition of unrealized appreciation (depreciation) for certain derivative investments, passive foreign investment company (PFIC) holdings, re-characterization of REIT distributions, post-October losses, and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $163,511 and accumulated net realized loss has been decreased by $163,511.

The tax character of distributions paid for the periods indicated is as follows:

YEAR ENDED SEPT. 30,                        2008*        2007**
-----------------------------------------------------------------
CLASS A
Distributions paid from:
    Ordinary income....................   $6.909,122   $1,492,545
    Long-term capital gain.............        6,812           --
CLASS B
Distributions paid from:
    Ordinary income....................      579,561       53,810
    Long-term capital gain.............          563           --
CLASS C
Distributions paid from:
    Ordinary income....................      174,757       15,080
    Long-term capital gain.............          177           --


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58  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


YEAR ENDED SEPT. 30,                        2008*        2007**
-----------------------------------------------------------------
CLASS R2
Distributions paid from:
    Ordinary income....................          $31          N/A
    Long-term capital gain.............           --          N/A
CLASS R3
Distributions paid from:
    Ordinary income....................           34          N/A
    Long-term capital gain.............           --          N/A
CLASS R4
Distributions paid from:
    Ordinary income....................           36          N/A
    Long-term capital gain.............           --          N/A
CLASS R5
Distributions paid from:
    Ordinary income....................           38          N/A
    Long-term capital gain.............           --          N/A


* Class R2, Class R3, Class R4 and Class R5 are for the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008.
** For the period from May 17, 2007 (when shares became publicly available) to Sept. 30, 2007.

At Sept. 30, 2008, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income..................  $    708,666
Undistributed accumulated long-term gain.......  $         45
Accumulated realized loss......................  $    (11,089)
Unrealized appreciation (depreciation).........  $(17,409,881)


RECENT ACCOUNTING PRONOUNCEMENTS
In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (SFAS 161), "Disclosures about Derivative Instruments and Hedging
Activities -- an amendment of FASB Statement No. 133," which requires enhanced disclosures about a fund's derivative and hedging activities. In addition, FASB Staff Position No. 133-1 and FIN No. 45-4 (FSP FAS 133-1 and FIN 45-4) was issued on September 12, 2008 which amends SFAS 133 and FASB Interpretation No. 45 and provides additional clarification and disclosure related to the credit risk of derivative instruments and guarantees. Funds are required to provide enhanced disclosures about (a) how and why a fund uses derivative instruments,
(b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, (c) how derivative instruments and related hedged items affect a fund's financial position, financial performance, and cash flows and (d) the current status of the payment/performance risk of the credit derivative. SFAS 161 and FSP FAS 133-1 and

--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2008 ANNUAL REPORT  59

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

FIN 45-4 are effective for financial statements issued for periods beginning after Nov. 15, 2008. As of Sept. 30, 2008, management does not believe the adoption of SFAS 161 and FSP FAS 133-1 and FIN 45-4 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

On Sept. 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a hierarchy for measuring fair value, and requires additional disclosures about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period. The application of SFAS 157 will be effective for the Fund's fiscal year beginning Oct. 1, 2008. The adoption of SFAS 157 is not anticipated to have a material impact on the Fund's financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effects of certain measurements reported in the Statement of Operations for a fiscal period.

DIVIDENDS TO SHAREHOLDERS
Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income, if any, is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.55% to 0.475% annually as the Fund's assets increase. The management fee for the year ended Sept. 30, 2008 was 0.55% of the Fund's average daily net assets.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the

--------------------------------------------------------------------------------
60  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


Fund's average daily net assets that declines from 0.07% to 0.04% annually as the Fund's assets increase. The fee for the year ended Sept. 30, 2008 was 0.07% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Sept. 30, 2008, other expenses paid to this company were $333.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $20.50 for Class A, $21.50 for Class B and $21.00 for Class C for this service. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R2, Class R3, Class R4 and Class R5 shares.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has an agreement with RiverSource Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and

--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2008 ANNUAL REPORT  61

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

Class R3 shares, a fee at the annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, up to 0.75% of the fee is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed expense") was approximately $654,000 and $29,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of July 31, 2008, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges received by the Distributor for distributing Fund shares were $391,749 for Class A, $5,966 for Class B and $2,570 for Class C for the year ended Sept. 30, 2008.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
The Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until Sept. 30, 2009, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), will not exceed the following percentage of the Fund's average daily net assets:

Class A.............................................  1.16%
Class B.............................................  1.92
Class C.............................................  1.91
Class R2............................................  1.63
Class R3............................................  1.38
Class R4............................................  1.13
Class R5............................................  0.88


For the year ended Sept. 30, 2008, the waiver was not invoked since the Fund's expenses were below the cap amount.

* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.


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62  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


EARNINGS AND BANK FEE CREDITS
During the year ended Sept. 30, 2008, the Fund's custodian and transfer agency fees were reduced by $2,418 as a result of earnings and bank fee credits from overnight cash balances. The Fund pays custodian fees to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations, but including mortgage dollar rolls) aggregated $280,416,689 and $213,038,148, respectively, for the year ended Sept. 30, 2008. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                       YEAR ENDED SEPT. 30, 2008
                                    ISSUED FOR
                                    REINVESTED                       NET
                         SOLD     DISTRIBUTIONS   REDEEMED   INCREASE (DECREASE)
--------------------------------------------------------------------------------
Class A               10,398,171     467,582     (5,622,913)      5,242,840
Class B                1,895,173      56,500       (644,207)      1,307,466
Class C                  515,572      15,535       (113,595)        417,512
Class R2*                    537          --             --             537
Class R3*                    537          --             --             537
Class R4*                    537          --             --             537
Class R5*                    537          --             --             537
--------------------------------------------------------------------------------


                                      YEAR ENDED SEPT. 30, 2007**
                                    ISSUED FOR
                                    REINVESTED                       NET
                         SOLD     DISTRIBUTIONS   REDEEMED   INCREASE (DECREASE)
--------------------------------------------------------------------------------
Class A                6,525,987      50,596       (223,241)      6,353,342
Class B                  801,332       4,874        (77,974)        728,232
Class C                  239,070       1,223         (8,133)        232,160
--------------------------------------------------------------------------------


 * For the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008.
** For the period from May 17, 2007 (when shares became publicly available) to Sept. 30, 2007.


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          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2008 ANNUAL REPORT  63

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

5. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of the RiverSource Short-Term Cash Fund aggregated $117,943,743 and $123,255,181, respectively, for the year ended Sept. 30, 2008. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found on the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at Sept. 30, 2008, can be found in the Portfolio of Investments.

6. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 16, 2008, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $475 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $175 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $650 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Under the prior credit facility, the collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permitted collective borrowings up to $500 million. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. Under the prior credit facility, interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. Under the prior credit facility, the Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. The Fund had no borrowings during the year ended Sept. 30, 2008.


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64  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2008 ANNUAL REPORT

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7. POST-OCTOBER LOSS

Because the measurement periods for a regulated investment company's income are different for excise tax purposes versus income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the Fund is permitted to treat net capital losses realized between Nov. 1, 2007 and its fiscal year end ("post-October loss") as occurring on the first day of the following tax year. At Sept. 30, 2008, the Fund had a post-October loss of $11,089 that is treated for income tax purposes as occurring on Oct. 1, 2008.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

8. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in

--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2008 ANNUAL REPORT  65

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co., Inc. (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG). In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and the distributor of the Seligman Funds, Seligman Advisors, Inc., relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc., Seligman Data Corp. (transfer agent for the Seligman Funds) and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit. Any resolution of these matters may include the relief noted above or other sanctions or changes in

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66  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------



procedures. Any damages would be paid by Seligman and not by the Seligman Funds. If the NYAG obtains injunctive relief, Seligman and its affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies. Seligman does not believe that the foregoing legal action or other possible actions will have a material adverse impact on Seligman or its clients, including the Seligman Funds and other investment companies managed by it; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2008 ANNUAL REPORT  67

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Strategic Income Allocation Fund (the Fund) (one of the portfolios constituting the RiverSource Strategic Allocation Series, Inc.) as of September, 30, 2008, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period from May 17, 2007 (when shares became publicly available) to September 30, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
68  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Strategic Income Allocation Fund of the RiverSource Strategic Allocation Series, Inc. at September 30, 2008, the results of its operations for the year then ended, and changes in its net assets and the financial highlights for the year then ended and for the period from May 17, 2007 (when shares became publicly available) to September 30, 2007, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
November 18, 2008


--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2008 ANNUAL REPORT  69

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Sept. 30, 2008

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................      3.90%
    Dividends Received Deduction for corporations................      4.53%
    U.S. Government Obligations..................................      7.26%
CAPITAL GAIN DISTRIBUTION - the Fund designates $7,552 to be taxed as long-term capital gain



The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
70  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2008 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource complex of funds that each Board member oversees consists of 162 funds, which includes 104 RiverSource funds and 58 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Funds, 1999-2006; former Governor of  None
901 S. Marquette Ave.      1999                  Minnesota
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley College
Age 57
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007, Board     College                                                  Inc. (manufactures
Minneapolis, MN 55402      member since 2002                                                              irrigation systems)
Age 69
------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2008 ANNUAL REPORT  71

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
100 Park Avenue            2008*                 former Director, Great Western Financial Corporation
New York, NY 10017                               (bank holding company) and its principal subsidiary,
Age 64                                           Great Western Bank (federal savings bank)
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C.; Director, Vibration       Lead Outside
100 Park Avenue            2008*                 Control Technologies, LLC (auto vibration technology);   Director, Digital
New York, NY 10017                               Director and Chairman, Highland Park Michigan Economic   Ally, Inc. (digital
Age 66                                           Development Corp; and Chairman, Detroit Public Schools   imaging); and
                                                 Foundation. Formerly, Chairman and Chief Executive       Infinity, Inc. (oil
                                                 Officer, Q Standards Worldwide, Inc. (library of         and gas exploration
                                                 technical standards); Director, Kerr-McGee Corporation   and production);
                                                 (diversified energy and chemical company); Trustee, New  Director, OGE Energy
                                                 York University Law Center Foundation; Vice Chairman,    Corp. (energy and
                                                 Detroit Medical Center and Detroit Economic Growth       energy services
                                                 Corp.                                                    provider offering
                                                                                                          physical delivery
                                                                                                          and related services
                                                                                                          for both electricity
                                                                                                          and natural gas)
------------------------------------------------------------------------------------------------------------------------------

Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceutical, Inc.
Minneapolis, MN 55402                            Biotech                                                  (biotechnology);
Age 64                                                                                                    Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------


* Mr. Richie will become a Board member effective November 2008. Mr. Maher will become a Board member effective December 2008.


--------------------------------------------------------------------------------
72  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. and President,
Financial Center           Vice President since  Chairman of the Board and Chief Investment Officer,
Minneapolis, MN 55474      2002                  RiverSource Investments, LLC since 2005; Director,
Age 48                                           President and Chief Executive Officer, Ameriprise
                                                 Certificate Company and Chairman of the Board, Chief
                                                 Executive Officer and President, RiverSource
                                                 Distributors, Inc. since 2006; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc. and Chairman of the Board and Chief
                                                 Investment Officer, RiverSource Investments, LLC, 2001-
                                                 2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           since 2006; Director and Vice President -- Asset
Minneapolis, MN 55474                            Management, Products and Marketing, RiverSource
Age 43                                           Distributors, Inc. since 2006; Managing Director and
                                                 Global Head of Product, Morgan Stanley Investment
                                                 Management, 2004-2006; President, Touchstone
                                                 Investments, 2002-2004
--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2008 ANNUAL REPORT  73

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 44                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Vice President -- Asset Management and Trust Company
5228 Ameriprise Financial  2006                  Services, RiverSource Investments, LLC since 2006; Vice
Center Minneapolis, MN                           President -- Operations and Compliance, RiverSource
55474                                            Investments, LLC, 2004-2006; Director of Product
Age 43                                           Development -- Mutual Funds, Ameriprise Financial,
                                                 Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006
Minneapolis, MN 55474
Age 53
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 49                                           since 2006; Vice President, General Counsel and
                                                 Secretary, Ameriprise Certificate Company since 2005;
                                                 Vice President -- Asset Management Compliance,
                                                 Ameriprise Financial, Inc., 2004-2005; Senior Vice
                                                 President and Chief Compliance Officer, USBancorp Asset
                                                 Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Jennifer D. Lammers        Chief Compliance      U.S. Asset Management Chief Compliance Officer,
172 Ameriprise Financial   Officer since 2006    RiverSource Investments, LLC since 2006;
Center                                           Director -- Mutual Funds, Voyageur Asset Management,
Minneapolis, MN 55474                            2003-2006; Director of Finance, Voyageur Asset
Age 47                                           Management, 2000-2003
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Compliance Director and Anti-Money Laundering Officer,
2934 Ameriprise Financial  Prevention Officer    Ameriprise Financial, Inc. since 2004; Manager Anti-
Center                     since 2004            Money Laundering, Ameriprise Financial, Inc., 2003-
Minneapolis, MN 55474                            2004; Compliance Director and Bank Secrecy Act Officer,
Age 44                                           American Express Centurion Bank, 2000-2003
--------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
74  RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2008 ANNUAL REPORT

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
          RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND -- 2008 ANNUAL REPORT  75

RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. RiverSource(R) mutual funds are
                                distributed by RiverSource Distributors, Inc., Member FINRA, and managed by RiverSource Investments, LLC. These companies are part of Ameriprise Financial, Inc.
(RIVERSOURCE INVESTMENTS LOGO)  (C) 2008 RiverSource Distributors, Inc.                           S-6287 D (11/08)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind and Anne P. Jones, each qualify as audit committee financial experts.

Item 4.  Principal Accountant Fees and Services

Fund - Related Fees

(a) Audit Fees. The fees for the year ended Sept. 30, to Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for RiverSource Strategic Allocation Series, Inc. were as follows:

                          2008 - $62,850   2007 - $59,300

(b) Audit - Related Fees. The fees for the year ended Sept. 30, to Ernst & Young LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 and the semiannual financial statement review for RiverSource Strategic Allocation Series, Inc. were as follows:

                           2008 - $1,750   2007 - $1,590

(c) Tax Fees. The fees for the year ended Sept. 30, to Ernst & Young LLP for tax compliance related services for RiverSource Strategic Allocation Series, Inc. were as follows:

                           2008 - $6,360   2007 - $6,000

(d) All Other Fees. The fees for the year ended Sept. 30, to Ernst & Young LLP for additional professional services rendered for RiverSource Strategic Allocation Series, Inc. were as follows:

                               2008 - $0   2007 - $0

         (e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2008 and 2007 were pre-approved by the audit committee.


(f)  Not applicable.

(g) Non-Audit Fees. The fees for the year ended Sept. 30, to Ernst & Young LLP by the registrant for non-audit fees and by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                         2008 - $621,310   2007 - $515,670

(h) 100% of the services performed in item (g) above during 2008 and 2007 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource Mutual Funds Audit Committee.

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) RiverSource Strategic Allocation Series, Inc.


By /s/ Patrick T. Bannigan
   -----------------------------------------
   Patrick T. Bannigan
   President and Principal Executive Officer

Date December 3, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By /s/ Patrick T. Bannigan
   -----------------------------------------
   Patrick T. Bannigan
   President and Principal Executive Officer

Date December 3, 2008


By /s/ Jeffrey P. Fox
   -----------------------------------------
   Jeffrey P. Fox
   Treasurer and Principal Financial Officer

Date December 3, 2008